                       MASTER LEASE AND SECURITY AGREEMENT

                            Dated as of May 22, 2001



                                     between

                      IRON MOUNTAIN STATUTORY TRUST - 2001

                                    as Lessor

                                       and

                     IRON MOUNTAIN RECORDS MANAGEMENT, INC.

                                    as Lessee






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This Lease has been  executed in several  counterparts.  To the extent,  if any, that this Lease constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no lien on this Lease may be created through the transfer or possession of any counterpart other than the original counterpart containing the receipt therefor executed by the Lessor immediately following the signature page hereof.


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                                TABLE OF CONTENTS


                                                                                      PAGE

ARTICLE I     DEFINITIONS...............................................................1

     1.1     Definitions; Interpretation................................................1

ARTICLE II    PURCHASE AND LEASE........................................................1

     2.1     Acquisition and Lease of Assets............................................1

     2.2     Acceptance Procedure.......................................................2

     2.3     Lease Term.................................................................2

     2.4     End of Lease Term..........................................................2

     2.5     Title......................................................................2

ARTICLE III   FUNDINGS..................................................................3

     3.1     Lessor Commitment..........................................................3

     3.2     Procedures for Fundings....................................................3

     3.3     Source of Fundings.........................................................4

ARTICLE IV    CONDITIONS PRECEDENT TO CLOSING DATE, ACQUISITION
              DATES AND ADVANCES... ....................................................4

     4.1     Closing Date...............................................................4

     4.2     Acquisition Date Conditions................................................5

     4.3     Conditions Precedent to Each Funding.......................................8

ARTICLE V     CONDITIONS TO SUBSTANTIAL COMPLETION......................................8

     5.1     Conditions to Substantial Completion of a Construction Property............8

ARTICLE VI    REPRESENTATIONS AND WARRANTIES............................................9

     6.1     Representations of the Lessor..............................................9

     6.2     Representations of the Lessee..............................................9

     6.3     Representations of the Lessee with respect to Each Acquisition.............11

     6.4     Representations of the Lessee with Respect to Each Funding.................12

ARTICLE VII   PAYMENT OF RENT; FEES; EXCESS TENANT IMPROVEMENT FUNDS.............. .....13

     7.1     Rent.......................................................................13

     7.2     Payment of Rent............................................................13

     7.3     Supplemental Rent..........................................................13

     7.4     Commitment Fee; Optional Reduction of Commitment...........................14

     7.5     Repayment of Excess Funds for Tenant Improvements..........................14

     7.6     Method of Payment..........................................................14

ARTICLE VIII  QUIET ENJOYMENT; RIGHT TO INSPECT.................................... ....15

     8.1     Quiet Enjoyment............................................................15

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                               TABLE OF CONTENTS
                                  (CONTINUED)
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
     8.2     Right to Inspect...........................................................15

ARTICLE IX    NET LEASE, ETC............................................................15

     9.1     Net Lease..................................................................15

     9.2     No Termination or Abatement................................................16

ARTICLE X     SUBLEASES.................................................................16

     10.1    Subletting.................................................................16

ARTICLE XI    LESSEE ACKNOWLEDGMENTS....................................................16

     11.1    Condition of the Leased Assets.............................................16

     11.2    Risk of Loss...............................................................17

ARTICLE XII   POSSESSION AND USE, ETC...................................................17

     12.1    Possession and Use.........................................................17

     12.2    Charges....................................................................17

     12.3    Impositions.... ...........................................................17

     12.4    Compliance with Requirements of Law and Insurance Requirements.............17

ARTICLE XIII  MAINTENANCE AND REPAIR; RETURN............................................18

     13.1    Maintenance and Repair.....................................................18

     13.2    Return.....................................................................18

ARTICLE XIV   MODIFICATIONS, ETC........................................................18

     14.1    Modifications, Substitutions and Replacements. ............................18

     14.2    Tenant Improvements........................................................19

ARTICLE XV    WARRANT OF TITLE; EASEMENTS...............................................19

     15.1    Warrant of Title...........................................................19

     15.2    Grants and Releases of Easements; Lessor's Waivers.........................20

ARTICLE XVI   PERMITTED CONTESTS........................................................20

     16.1    Permitted Contests.........................................................20

ARTICLE XVII  INSURANCE.................................................................21

     17.1    Public Liability and Workers' Compensation Insurance.......................21

     17.2    Hazard and Other Insurance.................................................21

     17.3    Insurance Coverage.........................................................21

ARTICLE XVIII CASUALTY AND CONDEMNATION; ENVIRONMENTAL MATTERS..........................23

     18.1    Casualty and Condemnation......... ........................................23

     18.2    Environmental Matters.............. .......................................24

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                                  (CONTINUED)
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
     18.3    Notice of Environmental Claims.............................................25

ARTICLE XIX   TERMINATION OF LEASE......................................................25

     19.1    Termination upon Certain Events............................................25

     19.2    Termination Procedures.....................................................26

     19.3    Property Under Construction................................................26

ARTICLE XX    EVENTS OF DEFAULT; REMEDIES...............................................26

     20.1    Events of Default..........................................................26

     20.2    Remedies...................................................................28

     20.3    Waiver of Certain Rights...................................................30

ARTICLE XXI   ASSIGNMENT................................................................31

     21.1    Assignment by Lessor.......................................................31

     21.2    Assignment by Lessee.......................................................31

ARTICLE XXII  PURCHASE PROVISIONS.......................................................31

     22.1    Purchase Option............................................................31

     22.2    Acceleration of Purchase Obligation........................................31

     22.3    Purchase of Unimproved Land................................................32

ARTICLE XXIII RENEWAL TERMS.............................................................32

     23.1    Renewal....................................................................32

ARTICLE XXIV  REMARKETING OPTION........................................................32

     24.1    Option to Remarket.........................................................32

     24.2    Certain Obligations Continue...............................................34

     24.3    Involuntary Change of Control..............................................34

ARTICLE XXV   PROCEDURES RELATING TO PURCHASE OR REMARKETING............................36

     25.1    Conveyance upon Purchase by the Lessee.....................................36

     25.2    Conveyance upon Remarketing................................................36

ARTICLE XXVI  EXCHANGES OF LEASED ASSETS................................................37

     26.1    Exchanges of Leased Assets.................................................37

     26.2    Exchange Procedure.........................................................37

     26.3    Conditions to Each Exchange................................................37

     26.4    Effect of Exchange.........................................................37

     26.5    Like-kind Exchanges........................................................38

ARTICLE XXVII INDEMNIFICATION...........................................................38

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                                  (CONTINUED)
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
     27.1    General Indemnification....................................................38

     27.2    Environmental Indemnity....................................................39

     27.3    Tax Indemnity..............................................................40

     27.4    Proceedings in Respect of Claims...........................................41

     27.5    Construction Properties....................................................42

ARTICLE XXVIII ESTOPPEL CERTIFICATES....................................................42

     28.1    Estoppel Certificates......................................................42

ARTICLE XXIX  ACCEPTANCE OF SURRENDER...................................................43

     29.1    Acceptance of Surrender....................................................43

ARTICLE XXX   NO MERGER OF TITLE........................................................43

     30.1    No Merger of Title.........................................................43

ARTICLE XXXI  INTENT OF THE PARTIES.....................................................43

     31.1    Ownership of the Leased Assets.............................................43

ARTICLE XXXII PAYMENT OF EXPENSES; YIELD PROTECTION.....................................44

     32.1    Transaction Expenses.......................................................44

     32.2    Brokers' Fees and Stamp Taxes..............................................44

     32.3    Funding Losses.............................................................44

     32.4    Regulation D Compensation..................................................45

     32.5    Increased Cost and Reduced Return..........................................45

ARTICLE XXXIII OTHER COVENANTS AND AGREEMENTS OF LESSEE.................................46

     33.1    Information................................................................46

ARTICLE XXXIV  MISCELLANEOUS............................................................47

     34.1    Survival; Severability; Etc................................................47

     34.2    Amendments and Modifications...............................................47

     34.3    No Waiver..................................................................47

     34.4    Notices....................................................................47

     34.5    Successors and Assigns.....................................................47

     34.6    Headings and Table of Contents.............................................47

     34.7    Counterparts...............................................................47

     34.8    GOVERNING LAW..............................................................47

     34.9    Original Lease.............................................................48

     34.10   WAIVER OF JURY TRIAL.......................................................48

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                                  (CONTINUED)

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
     34.11   Nature of Lessor's Obligations; Limitations on Liability; Survival.........48

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                             SCHEDULES


         Schedule I          Notice Information



                                   APPENDIXES



         Appendix 1          Definitions and Interpretation
         Appendix 2          Calculation of Base Rent



                                    EXHIBITS


         Exhibit A-1         Form of Acquisition Funding Request
         Exhibit A-2         Form of Funding Request
         Exhibit A-3         Form of Substantial Completion Funding Request
         Exhibit B           Form of Lessee's Certificate
         Exhibit C           Form of Guarantor's Certificate
         Exhibit D-1         Form of Lease Supplement for Property other than Construction Property
         Exhibit D-2         Form of Lease Supplement for Construction Property

                                      -vi-
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                       MASTER LEASE AND SECURITY AGREEMENT


         THIS MASTER LEASE AND SECURITY AGREEMENT (this "LEASE"), dated as of May 22, 2001, is entered into between IRON MOUNTAIN STATUTORY TRUST - 2001, a Connecticut statutory trust, as the Lessor, and IRON MOUNTAIN RECORDS MANAGEMENT, INC., a Delaware corporation, as the Lessee.



                              W I T N E S S E T H:
                              --------------------

         WHEREAS, the Lessor and the Lessee desire to have the Lessor acquire certain assets and lease such assets to the Lessee pursuant to this Lease; and

         WHEREAS, such assets may include real property on which improvements are to be constructed, in which case the Lessor will finance the cost of such improvements as provided herein and the Lessee will act as agent of Lessor for the construction of such improvements; and

         WHEREAS, the Lessor desires to lease to the Lessee, and the Lessee desires to lease from the Lessor, the Leased Assets from time to time subject to this Lease; and

         WHEREAS, the Lessee is a wholly-owned subsidiary of the Guarantor, and the Guarantor is willing to guarantee the payment and performance of all of the Lessee's obligations hereunder and under the other documents entered into by the Lessee in connection herewith;

         NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         1.1 DEFINITIONS; INTERPRETATION. Capitalized terms used but not otherwise defined in this Lease have the respective meanings specified in APPENDIX 1; and the rules of interpretation set forth in APPENDIX 1 shall apply to this Lease.

                                    ARTICLE II

                               PURCHASE AND LEASE

         2.1  ACQUISITION AND LEASE OF ASSETS.

                (a) PROPERTIES OTHER THAN CONSTRUCTION PROPERTIES. Subject to the terms and conditions of this Lease, on the Acquisition Date for each Property other than a Construction Property (i) the Lessor shall purchase a fee interest in such Property or acquire a leasehold interest in such Property pursuant to a Ground Lease and (ii) the Lessor shall demise and lease to the Lessee hereunder for the Lease Term applicable thereto such Property, and the Lessee hereby agrees to lease from the Lessor for such Lease Term, such Property.

                (b) CONSTRUCTION PROPERTIES. Subject to the terms and conditions of this Lease, on the Acquisition Date for each Construction Property (i) the Lessor shall purchase a fee interest in the relevant parcel of Land, or acquire a leasehold interest in such parcel of Land pursuant to a Ground Lease, and (ii) the Lessor shall demise and lease to the Lessee hereunder for the Lease Term applicable thereto the

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Lessor's interest in such Land together with any Improvements which then may be located thereon or thereafter may be constructed thereon pursuant to the Construction Agency Agreement or this Lease, and the Lessee hereby agrees to lease from the Lessor for such Lease Term, the Lessor's interest in such Land together with the Lessor's interest in such Improvements.

                (c) LIMITATIONS ON PROPERTIES. Notwithstanding any other provision hereof, the Lessor shall not acquire any Property:

                      (i) unless such Property consists primarily of (or on completion of Construction will consist primarily of) a document storage warehouse or data protection facility to be used by the Lessee (and its permitted sublessees) in the ordinary course of its business;

                      (ii) if, after giving effect thereto, the total number of
         (A) Properties acquired by the Lessor would exceed twenty-eight (28) or
         (B) Construction Properties acquired by the Lessor would exceed eight
         (8);

                      (iii) if the Maximum Lease Balance for such Property is greater than $18,000,000 or less than $1,750,000 or if, after giving effect thereto, the Maximum Lease Balance for all Properties acquired by the Lessor would exceed the Total Commitment; or

                      (iv) if, in the case of a Construction Property, the Outside Completion Date for such Construction Property on the proposed Acquisition Date therefor would be later than the Base Date.

         2.2 ACCEPTANCE PROCEDURE. The Lessee hereby agrees that the execution and delivery by the Lessee on each Acquisition Date of an appropriately completed Lease Supplement shall, without further act, constitute the unconditional and irrevocable acceptance by the Lessee of all of the Leased Assets which are the subject of such Lease Supplement for all purposes of this Lease and the other Operative Documents on the terms set forth therein and herein, and that all of such Leased Assets shall be deemed to be included in the leasehold estate of this Lease and shall be subject to the terms and conditions of this Lease as of the applicable Acquisition Date.

         2.3 LEASE TERM. This Lease shall be in full force and effect on the Closing Date. Although each Leased Asset shall be subject to this Lease from the Acquisition Date for such Leased Asset, the Lessee shall not be required to pay Base Rent for any Leased Asset until the Lease Term for such Leased Asset commences. The Lease Term for each Leased Asset shall commence on the Lease Commencement Date for such Leased Asset and shall consist of the Interim Lease Term applicable thereto plus the Base Lease Term applicable thereto.

         2.4 END OF LEASE TERM. Unless the Lease Term for the Leased Assets is renewed pursuant to ARTICLE XXIII, at or before the Expiration Date the Lessee must elect either (i) the Purchase Option pursuant to ARTICLE XXII or (ii) the Remarketing Option pursuant to ARTICLE XXIV, and if it fails to make such election in accordance with the terms hereof, it shall automatically and irrevocably be deemed to have elected the Purchase Option for the Leased Assets and to have specified the Expiration Date as the date on which such purchase will be made.

         2.5 TITLE. Each Leased Asset is leased to the Lessee without, except as expressly set forth herein, any representation or warranty, express or implied, by the Lessor and subject to the rights of parties in possession, the existing state of title (including, without limitation, Permitted Liens other than Lessor Liens) and all applicable Requirements of Law. The Lessee shall in no event have any recourse against

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the Lessor for any defect in or exception to title to any Leased Asset other than to the extent resulting from Lessor Liens.

                                   ARTICLE III

                                    FUNDINGS

         3.1 LESSOR COMMITMENT. Subject to the terms and conditions of this Lease, the Lessor shall, upon the written request of the Lessee from time to time on or before the Base Date, make Fundings on Funding Dates for the purpose of (i) in the case of any Property other than a Construction Property, financing the acquisition of such Property and related Tenant Improvements, if any, and
(ii) in the case of any Construction Property, financing the acquisition, ownership, insurance, renovation and improvement of such Property during the Construction Period applicable thereto. Except in the case of a Construction Property, the Lessor shall not make more than one Funding with respect to any Leased Asset unless otherwise agreed by the Lessor with respect to such Leased Asset. After the initial Funding for any Construction Property, the Lessor shall make additional Fundings with respect thereto as provided herein, PROVIDED that the Lessor shall not make any Funding for any Construction Property after the Lease Commencement Date applicable thereto. Notwithstanding any other provision hereof, the Lessor shall not be obligated to make any Funding if, after giving effect thereto, the aggregate principal amount of Fundings (x) with respect to the Leased Asset to be funded thereby would exceed the Maximum Lease Balance relating thereto or (y) with respect to all Leased Assets would exceed the Total Commitment.

         3.2 PROCEDURES FOR FUNDINGS.

                (a) With respect to each Funding, the Lessee shall give the Lessor and the Administrative Agent prior written notice not later than 1:00 p.m., New York City time, three (3) Business Days prior to the date of the proposed funding, pursuant to a Funding Request, specifying: (i) the proposed funding date (the "FUNDING DATE"), (ii) the amount of Funding requested, which shall be an amount not less than $500,000 and (iii) the Leased Asset to which such Funding is being allocated and the allocation of such Funding among the various categories of costs and expenses listed in clause (c) below. With respect to any Acquisition Funding Request, the Lessee shall also specify: (i) the Leased Asset to be acquired and (ii) the transferor thereof.

                (b) Each Funding Date shall occur on a Monthly Date; PROVIDED, HOWEVER, that if such Funding Date is also an Acquisition Date, then such Funding Date may be on any Business Day; PROVIDED, FURTHER, that from and after July 22, 2001 there may not be more than two (2) such additional Funding Dates in any calendar month.

                (c) Fundings shall be made solely (i) to pay Property Acquisition Costs, (ii) to pay or to reimburse the Construction Agent for Land Acquisition Costs and Property Improvement Costs (including Capitalized Interest and Capitalized Commitment Fees relating to any Construction Property), and
(iii) to pay or to reimburse the Lessee for Transaction Expenses paid or payable by the Lessee in connection with the preparation, execution and delivery of the Operative Documents and all fees paid or payable by the Lessee to the Lessor, the Administrative Agent, the Collateral Agent or any Equity Participant in connection with the Operative Documents.

                (d) All remittances made by the Lessor for any Funding shall be made through the Administrative Agent on the applicable Funding Date in immediately available federal funds by wire transfer to the account or accounts designated by the Lessee.

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                (e) Notwithstanding anything to the contrary contained herein, on each Payment Date during the Construction Period for any Construction Property, the Lessor shall be deemed to have made a Funding in an amount equal to the Capitalized Interest and Capitalized Commitment Fee for such Property calculated as of such date, and the amount of such Funding shall be added to the Lease Balance of such Property on such date.

         3.3 SOURCE OF FUNDINGS. The Lessor will borrow Loans and obtain Equity Contributions in such a manner so as to ensure that its equity capital, as determined in accordance with GAAP, is not less than 3.0% of its total capitalization at any time.

                                   ARTICLE IV

                             CONDITIONS PRECEDENT TO
                  CLOSING DATE, ACQUISITION DATES AND ADVANCES

         4.1 CLOSING DATE. The closing date (the "CLOSING DATE") shall occur on the earliest date on which the following conditions precedent shall have been satisfied or waived:

                (a) MASTER LEASE. This Lease shall have been duly executed and delivered by the parties hereto.

                (b) GUARANTY. The Guaranty shall have been duly executed and delivered by the Guarantor.

                (c) LESSEE'S CONSENT. The Lessee's Consent shall have been duly executed and delivered by the Lessee.

                (d) LESSEE'S CERTIFICATE. The Lessor shall have received a Lessee's Certificate, in substantially the form of EXHIBIT B, stating that (i) each representation and warranty of the Lessee contained in each Operative Document to which it is a party is true and correct in all material respects on and as of the Closing Date; (ii) no Default or Event of Default has occurred and is continuing; and (iii) each Operative Document to which the Lessee is a party is in full force and effect with respect to it.

                (e) RESOLUTIONS AND INCUMBENCY CERTIFICATE, ETC. OF LESSEE. The Lessee shall have delivered to the Lessor (i) a certificate of its Secretary or an Assistant Secretary attaching and certifying as to (A) the resolutions of its Board of Directors duly authorizing the execution, delivery and performance by it of each Operative Document to which it is or will be a party, (B) its certificate of incorporation and by-laws, and (C) the incumbency and signature of persons authorized to execute and deliver on its behalf the Operative Documents to which it is a party and (ii) a certificate of good standing with respect to it issued by the Secretary of State of the State of its incorporation.

                (f) GUARANTOR'S CERTIFICATE. The Lessor shall have received a Guarantor's Certificate, in substantially the form of EXHIBIT C, stating that
(i) each representation and warranty of the Guarantor contained in each Operative Document to which it is a party is true and correct in all material respects on and as of the Closing Date; (ii) no Event of Default (as defined in the Guaranty) has occurred and is continuing; and (iii) each Operative Document to which the Guarantor is a party is in full force and effect with respect to it.

                (g) RESOLUTIONS AND INCUMBENCY CERTIFICATE, ETC. OF GUARANTOR. The Guarantor shall have delivered to the Lessor (i) a certificate of its Secretary or an Assistant Secretary attaching and certifying as to (A) the resolutions of its Board of Directors duly authorizing the execution, delivery and

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performance by it of each Operative Document to which it is or will be a party, (B) its certificate of incorporation and by-laws, and (C) the incumbency and signature of persons authorized to execute and deliver on its behalf the Operative Documents to which it is a party and (ii) a certificate of good standing with respect to it issued by the Secretary of State of the State of its incorporation.

                (h) OPINIONS OF COUNSEL. Sullivan & Worcester LLP, counsel to the Lessee and the Guarantor, and Ballard Spahr Andrews & Ingersoll, LLP, Pennsylvania counsel to the Guarantor, shall each have issued to the Lessor, the Administrative Agent, the Collateral Agent, the Equity Participants and the Lenders an opinion in form and substance satisfactory to each such party.

                (i) FEE LETTERS. Each Fee Letter shall have been duly executed and delivered by the parties thereto, and the Lessee shall have paid that portion of the fees payable thereunder on the Closing Date.

         4.2 ACQUISITION DATE CONDITIONS.

                (a) ALL ASSETS. The occurrence of the Acquisition Date with respect to each Leased Asset is subject to the occurrence of the Closing Date and the satisfaction or waiver of the following conditions precedent:

                      (i) LEASE SUPPLEMENT. The Lease Supplement relating to such Leased Asset shall have been duly executed and delivered by the parties hereto.

                      (ii) APPRAISAL. The Lessor shall have received an Appraisal of such Leased Asset in form and substance satisfactory to the Lessor and the Administrative Agent and, if such Appraisal shows that the Fair Market Sales Value of such Leased Asset as of the Expiration Date will be less than the Maximum Lease Balance for such Leased Asset, the Lessor and the Lessee shall have agreed on the Quarterly Amortization for such Leased Asset.

                      (iii) FILINGS. The Operative Documents (or memoranda thereof), any supplements thereto and any UCC Financing Statements shall have been recorded, registered and filed, if necessary, in such manner as to perfect and protect the Lessor's interest in such Leased Asset.

                      (iv) TAXES, ETC. All taxes, assessments, fees and other charges in connection with the execution, delivery, recording, filing and registration of the Operative Documents and the acquisition of such Leased Asset shall have been paid or provisions for such payment shall have been made to the satisfaction of the Lessor and the Administrative Agent.

                      (v) GOVERNMENTAL APPROVALS. All Governmental Actions necessary in connection with the acquisition of such Leased Asset by the Lessor shall have been obtained or made and be in full force and effect.

                      (vi) REQUIREMENTS OF LAW. In the opinion of the Lessor, the Administrative Agent and its counsel, the acquisition and ownership of such Leased Asset as contemplated by the Operative Documents do not and will not violate in any material respect any Requirements of Law and do not and will not subject the Lessor or any Participant to any material adverse regulatory prohibitions or constraints.

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                      (vii) LESSEE'S AND GUARANTOR'S CERTIFICATES. The Lessor
         shall have received a Lessee's Certificate, in substantially the form of EXHIBIT B, and a Guarantor's Certificate, in substantially the form of EXHIBIT C, each dated as of such Acquisition Date.

                      (viii) INSURANCE. The Lessor shall have received satisfactory evidence that the insurance required to be maintained pursuant to the Operative Documents with respect to such Leased Asset is in full force and effect.

                (b) PROPERTIES. In addition to the conditions specified in (a) above, the occurrence of the Acquisition Date with respect to each Leased Asset consisting of Property is subject to the following conditions precedent:

                      (i) DEED OR GROUND LEASE. The Lessor and the
         Administrative Agent shall have received a Deed or Ground Lease with respect to the Land constituting a part of such Property.

                      (ii) MORTGAGE. Except as the Lessor may otherwise agree, the Lessor shall have received a Mortgage relating to such Property duly executed and delivered by the Lessee.

                      (iii) MEMORANDUM OF LEASE. A memorandum of lease, in a form appropriate for recording in the jurisdiction in which such Property is located, shall have been duly executed and delivered by the Lessor and the Lessee.

                      (iv) OPINION OF COUNSEL. Counsel to the Lessee in the jurisdiction where such Property is located shall have delivered an opinion as to local law matters in form and substance reasonably satisfactory to the Lessor and the Administrative Agent.

                      (v) ENVIRONMENTAL AUDIT. The Lessor shall have received an Environmental Audit for such Property in form and substance satisfactory to the Lessor and the Administrative Agent.

                      (vi) SURVEY. The Lessee shall have delivered to the Lessor an ALTA/1999 (Urban) Survey of the Land included in such Property prepared by an independent, licensed registered public land surveyor and meeting the Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys as adopted by the American Land Title Association/American Society and American Congress on Surveying and Mapping in 1999, certified to the Lessor, the Collateral Agent and the Title Company and otherwise in form reasonably acceptable to the Lessor and the Administrative Agent.

                      (vii) TITLE INSURANCE. The Lessor shall have received an ALTA owners or leasehold title insurance policy and a mortgagee's title insurance policy covering such Property in favor of the Lessor and the Collateral Agent, respectively, such policies to be dated as of the Acquisition Date and in an amount not less than the Maximum Lease Balance for such Property and to be reasonably satisfactory to the Lessor and the Administrative Agent with an owner's comprehensive (ALTA
         9) endorsement, a 3.0 zoning endorsement and/or other endorsements reasonably requested by the Lessor, in each case to the extent available in the State where such Property is located.

                      (viii) TENANT IMPROVEMENTS. If the Property Acquisition Cost for such Property includes Tenant Improvements, the Lessor shall have received a breakdown of the cost

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         of such Tenant Improvements in form and substance
         reasonably satisfactory to the Lessor and the Administrative Agent.

                      (ix) INVOLUNTARY CHANGE OF CONTROL. No Involuntary Change of Control shall have occurred.

                (c) CONSTRUCTION PROPERTIES. In addition to the conditions specified in (a) and (b) above, the occurrence of the Acquisition Date with respect to each Construction Property is subject to the following conditions precedent (except as otherwise provided in SECTION 4.2(d)):

                      (i) CONSTRUCTION AGENCY AGREEMENT. The Construction Agency Agreement shall have been duly executed and delivered by the Lessor and the Construction Agent.

                      (ii) CONSTRUCTION AGENCY AGREEMENT SUPPLEMENT. The Construction Agency Agreement Supplement relating to such Construction Property shall have been duly executed and delivered by the Lessor and the Construction Agent.

                      (iii) CONSTRUCTION DOCUMENTS. The Lessor shall have received the Plans and Specifications, the Budget and the EPC Construction Contract or the GC Construction Contracts, as applicable, relating to such Property, all of which shall be in form and substance reasonably satisfactory to the Lessor and the Administrative Agent.

                      (iv) CONSTRUCTION DOCUMENTS ASSIGNMENT. The Construction Documents Assignment relating to such Construction Property shall have been duly executed and delivered by the Construction Agent, and the Construction Agent shall have obtained any consent necessary in connection therewith.

                      (v) ARCHITECT'S CERTIFICATE. The Lessor shall have received a certificate from the Architect, in form and scope reasonably satisfactory to the Lessor and the Administrative Agent, substantially to the effect that (i) such Property as improved in accordance with the Plans and Specifications and the contemplated use thereof by the Lessee will comply in all material respects with all Requirements of Law and Insurance Requirements and (ii) the Plans and Specifications have been prepared in accordance with applicable Requirements of Law and upon completion of the Improvements in accordance with the Plans and Specifications, such Improvements on the Property will not encroach in any manner onto any adjoining land (except as permitted by express written easements or as insured by appropriate title insurance).

                (d) ACQUISITIONS OF LAND. If the conditions precedent set forth in SECTIONS 4.2(c)(iii) through (c)(v) have not been satisfied as of the Acquisition Date with respect to any Construction Property, the Acquisition Date with respect to such Property may still occur if the following conditions precedent have been satisfied:

                      (i) PRELIMINARY PLANS AND BUDGET. The Lessor shall have received preliminary plans and specifications for the Construction of Improvements contemplated for such Property and a preliminary budget for the Construction of such Improvements, all of which shall be in form and substance reasonably satisfactory to the Lessor and the Administrative Agent.

                      (ii) ADDITIONAL ASSURANCES. The Lessor shall have received a certificate from the Construction Agent in which the Construction Agent represents and warrants that (i) such Property, when built in accordance with the preliminary plans and specifications and the preliminary budget for such Property and the Plans and Specifications and Budget to be delivered with respect to such Property, will conform to the requirements of this Lease and the other Operative Documents and (ii) the Construction Agent will commence the Construction of such Property promptly and, in any event, within three (3) months of the Acquisition Date for such Property

Notwithstanding anything herein or in the other Operative Documents to the contrary, the Lessee may not request, and shall not be entitled to, any additional Funding with respect to a Construction Property for which the Acquisition Date has occurred pursuant to this SECTION 4.2(d) unless and until the conditions set forth in SECTIONS 4.2(c)(iii) through 4.2(c)(v) have been satisfied with respect to such Property.

         4.3 CONDITIONS PRECEDENT TO EACH FUNDING. The obligations of the Lessor to make a Funding on a Funding Date, including the initial Funding occurring on any Acquisition Date, is subject to satisfaction or waiver of the following conditions precedent:

                (a) FUNDING REQUEST. The Lessor shall have received a fully executed counterpart of the applicable Funding Request, executed by the Lessee.

                (b) ACCURACY OF REPRESENTATIONS AND WARRANTIES. On the applicable Funding Date the representations and warranties of the Lessee contained herein and in each of the other Operative Documents to which it is a party and of the Guarantor contained in the Guaranty and in each of the other Operative Documents to which it is a party shall each be true and correct in all material respects as though made on and as of such date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date.

                (c) NO DEFAULT. There shall not have occurred and be continuing any Default or Event of Default and no Default or Event of Default will have occurred after giving effect to the making of the Funding requested by such Funding Request.

                (d) CONSTRUCTION PROGRESS. If requested by the Lessor or the Administrative Agent in the case of a Funding relating to a Construction Property, the Lessor and the Administrative Agent shall have received (i) copies of reports describing in reasonable detail the progress of Construction, unpaid invoices, receipted bills and Lien waivers, and such other supporting information as the Lessor or the Administrative Agent may reasonably request, in each case relating to such Construction Property, and (ii) a certificate from the Lessee as to the amount of any unreimbursed Construction costs incurred by the Construction Agent and outstanding on the applicable Funding Date.

                (e) TITLE POLICY ENDORSEMENT. In the case of a Funding relating to a Construction Property, the Lessor and the Administrative Agent shall have received an endorsement to the title policy previously delivered pursuant to this Lease for such Property (i) indicating that since the date of the preceding Funding relating to such Property there has been no change in the state of title and no additional survey exceptions not theretofore approved by the Lessor or the Administrative Agent and (ii) updating the title policy to the date of such endorsement.

                                   ARTICLE V

                      CONDITIONS TO SUBSTANTIAL COMPLETION

         5.1 CONDITIONS TO SUBSTANTIAL COMPLETION OF A CONSTRUCTION PROPERTY. Substantial Completion with respect to a Construction Property shall be deemed to have occurred for purposes of the Operative Documents at such time as (i) the Construction shall have been substantially completed in accordance with the Plans and Specifications and all Requirements of Law, (ii) the Lessee shall have delivered to the

Lessor (A) a final as-built survey for such Property, (B) if available in the State where such Property is located, a 3.1 zoning endorsement reasonably satisfactory to the Lessor, and (C) a Substantial Completion Funding Request for such Property and (iii) such Property shall be ready for occupancy and operation, as evidenced by (A) a certificate of the Architect, (B) the application by the EPC Contractor, if applicable, for the payment to be made upon substantial completion, (C) the issuance by the appropriate Governmental Authority of temporary or final certificates of occupancy for all of the Improvements contemplated by the Plans and Specifications or (D) such other evidence as the Lessor may reasonably request, all of which shall be in form and substance reasonably satisfactory to the Lessor and the Administrative Agent. If a final certificate of occupancy has not been issued on the Lease Commencement Date for any Property, then the Lessee will, within nine (9) months of such date, obtain and furnish to the Lessor such final certificate of occupancy.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

         6.1 REPRESENTATIONS OF THE LESSOR. The Lessor represents and warrants to the Lessee that:

                (a) ERISA. The Lessor is not and will not be making its Fundings hereunder, and is not performing its obligations under the Operative Documents, with the assets of an "employee benefit plan" (as defined in SECTION 3(3) of ERISA) which is subject to Title I of ERISA, or a "plan" (as defined in SECTION 4975(e)(1) of the Code).

                (b) STATUS. The Lessor is a Connecticut statutory trust.

                (c) POWER AND AUTHORITY. The Lessor has the power and authority to execute, deliver and perform the Operative Documents to which it is or will be a party and has taken all necessary action to authorize the execution, delivery and performance of the Operative Documents to which it is a party and has duly executed and delivered each Operative Document required to be executed and delivered by it and, assuming the due authorization, execution and delivery thereof on the part of each other party thereto, each such Operative Document constitutes a legal, valid and binding obligation enforceable against it in accordance with its terms, except as the same may be limited by insolvency, bankruptcy, reorganization or other similar laws relating to or affecting the enforcement of creditors' rights or by general equitable principles.

                (d) INVESTMENT COMPANY ACT. The Lessor is not an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

         6.2 REPRESENTATIONS OF THE LESSEE. The Lessee represents and warrants to the Lessor that:

                (a) CORPORATE STATUS. The Lessee (i) is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware and (ii) has duly qualified and is authorized to do business and is in good standing in each jurisdiction in which a Property is located and in all other jurisdictions where the failure to do so might have a material adverse effect on it or its assets.

                (b) CORPORATE POWER AND AUTHORITY. The Lessee has the corporate power and authority to execute, deliver and perform the Operative Documents to which it is or will be a party and has taken all necessary corporate action to authorize the execution, delivery and performance of the Operative Documents to which it is a party and has duly executed and delivered each Operative Document required to be executed and delivered by it and, assuming the due authorization, execution and delivery thereof on the part of each other party thereto, each such Operative Document constitutes a legal, valid and binding obligation enforceable against it in accordance with its terms, except as the same may be limited by insolvency, bankruptcy, reorganization or other similar laws relating to or affecting the enforcement of creditors' rights or by general equitable principles.

                (c) NO VIOLATION. Neither the execution, delivery and performance by the Lessee of the Operative Documents to which it is or will be a party nor compliance with the terms and provisions thereof, nor the consummation by the Lessee of the transactions contemplated therein (i) will result in a violation by the Lessee of any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality having jurisdiction over the Lessee or any Leased Asset that would materially adversely affect (x) the validity or enforceability of the Operative Documents to which the Lessee is a party, or the title to, or value or condition of, any Leased Asset, or (y) the business, financial condition, results of operations or prospects of the Lessee or the ability of the Lessee to perform its obligations under the Operative Documents, (ii) will result in any breach which would constitute a default under, or (other than pursuant to the Operative Documents) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the assets of the Lessee or the Guarantor pursuant to the terms of, any indenture, loan agreement, lease or other agreement to which the Lessee or the Guarantor is a party or by which it or any of its assets is bound or to which it may be subject (other than Permitted Liens), or (iii) will violate any provision of the certificate of incorporation or by-laws of the Lessee.

                (d) LITIGATION. There are no actions, suits or proceedings pending or, to the knowledge of the Lessee, threatened (i) that, if adversely determined, could reasonably be expected to have a material adverse effect on the business, financial condition, results of operations or prospects of the Lessee or (ii) that question the validity of the Operative Documents or the rights or remedies of the Lessor with respect to the Lessee or any Leased Asset under the Operative Documents.

                (e) GOVERNMENTAL APPROVALS. No Governmental Action by any Governmental Authority having jurisdiction over the Lessee or any Leased Asset is required to authorize or is required in connection with (i) the execution, delivery and performance by the Lessee of any Operative Document to which it is a party or (ii) in the case of any Construction Property, the Construction related thereto, except for any such Governmental Action which (A) has been obtained and is in full force and effect, (B) is not yet required to be obtained and will be duly obtained at or before the time required by all Requirements of Law or (C) if not obtained, would not have a material adverse effect on the title to, or the use, operation or value of, such Property.

                (f) INVESTMENT COMPANY ACT. The Lessee is not an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                (g) PUBLIC UTILITY HOLDING COMPANY ACT. The Lessee is not a "holding company" or a "subsidiary company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Company Act of 1935, as amended.

                (h) TAXES. All United States federal income tax returns and all other material tax returns which are required to have been filed have been or will be filed by or on behalf of the Lessee by the respective due dates, including extensions, and all taxes due with respect to the Lessee shown on such returns or pursuant to any assessment received by the Lessee have been or will be paid or are being contested in good faith by the Lessee by appropriate procedures. The charges, accruals and reserves on the books of the Lessee in respect of taxes or other governmental charges are, in the opinion of the Lessee, adequate.

                (i) ENVIRONMENTAL LAWS. The Lessee is in compliance with all Environmental Laws in all jurisdictions in which all real property of the Lessee, including all Land, is located, other than those the non-compliance with which would not have a material adverse effect on any Land or the business, financial condition, results of operations or prospects of the Lessee.

                (j) CONSTRUCTION PROPERTIES.

                      (i) Each EPC Construction Contract, in the case of EPC Construction Property, will provide for construction, on a turn-key basis, of the Improvements thereto for a fixed price or a guaranteed maximum price on or before a date certain and will contain customary retainage provisions.

                      (ii) (A) Each GC Construction Contract, in the case of GC Construction Property, will provide for construction of that portion of the Improvements to be built pursuant thereto for a fixed price or a guaranteed maximum price on or before a date certain and will contain customary retainage provisions.

                           (B) The Construction Agent has entered into or, with respect to a Construction Property the Acquisition Date for which has occurred pursuant to SECTION 4.2(d), will enter into GC Construction Contracts with respect to each GC Construction Property that, in the aggregate, will account for at least 80% of the Construction amounts described in the Budget for such Property.

                      (iii) The Outside Completion Date for each Construction Property designated in the Lease Supplement therefor is, as of the related Acquisition Date, a date which is not later than two (2) months after the date on which the Lessee in good faith expects to achieve Substantial Completion with respect to the Improvements to be constructed on such Property.

                (k) TITLE; GROUND LEASE. Each Deed, if any, is in form and substance sufficient to convey to the Lessor good and marketable title to the applicable Property and fee simple title to the Land component thereof subject in each case only to Permitted Liens. Each Ground Lease, if any, is in form and substance sufficient to convey a valid leasehold interest in the applicable Land. The Lessor will at all times during the Lease Term have fee simple title or a valid leasehold interest in all Land and good title to all Improvements, subject in each case only to Permitted Liens.

                (l) INSURANCE. The Lessee carries insurance with reputable insurers in respect of its material assets, in such manner, in such amounts and against such risks as is customarily maintained by other Persons of similar size engaged in similar business.

                (m) USE OF FUNDINGS. No part of any Funding will be used directly or indirectly for the purpose of purchasing or carrying, or for payment in full or in part of debt that was incurred for the purposes of purchasing or carrying, any margin security as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System.

                (n) SOLVENCY. The Lessee is Solvent.

         6.3 REPRESENTATIONS OF THE LESSEE WITH RESPECT TO EACH ACQUISITION. The Lessee represents and warrants to the Lessee as of the Acquisition Date for each
Property:

                (a) APPRAISAL. The information contained in the Appraisal for such Property is accurate and complete in all material respects.

                (b) INSURANCE. The insurance in effect with respect to such Property conforms to the requirements of this Lease or the Construction Agency Agreement, as applicable.

                (c) GENERAL REQUIREMENTS. Such Property (as improved in accordance with the Plans and Specifications for such Property in the case of a Construction Property) and the contemplated use thereof by the Lessee and its agents, assignees, employees, lessees, licensees and tenants will comply in all material respects with all Requirements of Law (including, without limitation, all zoning and land use laws) and Insurance Requirements, except for such Requirements of Law as the Lessee shall be contesting as permitted hereby. All water, sewer, electric, gas, telephone and drainage facilities and all other utilities required to adequately service the Improvements on such Property for its intended use (upon Substantial Completion, in the case of any Construction Property) will be available pursuant to adequate permits (including any that may be required under applicable Environmental Laws). There is no action, suit or proceeding (including any proceeding in condemnation or eminent domain or under any Environmental Law) pending or, to the best of the Lessee's knowledge, threatened with respect to the Lessee, its Affiliates or such Property, that is reasonably likely to have a material adverse effect on the title to, or the use, operation or value of, such Property. No fire or other casualty with respect to such Property has occurred which fire or other casualty has had a material adverse effect on the value or condition of such Property. All utilities serving such Property are located in, and vehicular access to the Improvements on such Property is provided by, either public rights-of-way abutting such Property or Appurtenant Rights. All material licenses, approvals, authorizations, consents, permits, easements and rights-of-way required for (x) the use, operation and occupancy of such Property and (y) the use, treatment, storage, transport, disposal or disposition of any Hazardous Substance on, at, under or from such Property have either been obtained from the appropriate Governmental Authorities having jurisdiction or from private parties, as the case may be, or will be obtained from the appropriate Governmental Authorities having jurisdiction or from private parties, as the case may be, at or before the time required by Applicable Law, except in each case for such licenses, approvals, authorizations, consents, permits, easements and rights-of-way the absence of which would not have a material adverse effect on the title to, or the use, operation or value of such Property. No portion of such Property on which Improvements are or will be located is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency.

         6.4 REPRESENTATIONS OF THE LESSEE WITH RESPECT TO EACH FUNDING. The Lessee represents and warrants to the Lessor as of each Funding Date as follows:

                (a) CONDITIONS PRECEDENT. All conditions precedent to such Funding set forth in ARTICLE IV have been satisfied.

                (b) IMPROVEMENTS. In the case of a Funding for any Construction Property, (i) the Construction of the Improvements to such Property to the date of such Funding has been performed in a good and workmanlike manner, substantially in accordance with the Plans and Specifications for such Property and in compliance with all material Insurance Requirements and Requirements of Law and (ii) all material licenses, approvals, authorizations, consents, permits (including building, demolition and environmental permits), easements and rights-of-way required for the Construction of the Improvements to such Property in accordance with the Plans and Specifications therefor and the Construction Agency Agreement have either been obtained from the appropriate Governmental Authorities having jurisdiction or from private parties, as the case may be, and are in full force and effect or will be obtained from the appropriate Governmental Authorities having jurisdiction or from private parties, as the case may be, at or before the time required by all Requirements of Law, except for such licenses, approvals, authorizations, consents, permits, easements and rights-of-way the absence of which would not have a material adverse effect on the title to, or the use, operation or value of such Property.

                (c) LIENS. The Lessee has not permitted Liens to be placed against any Leased Asset other than Permitted Liens.

                (d) AMOUNT OF FUNDINGS. In the case of a Funding with respect to any Leased Asset other than a Construction Property, the amount of the Funding requested represents amounts owed (or, in the case of Tenant Improvements or Transaction Expenses, expected to be owed) to third parties in respect of the Property Acquisition Costs of such Leased Asset. In the case of a Funding with respect to a Construction Property, the amount of the Funding requested represents amounts owed to third parties in respect of Land Acquisition Costs or owed or paid by the Construction Agent to third parties in respect of Property Improvements Costs, in each case incurred prior to the date of such Funding and for which neither the Lessee nor the Construction Agent has previously been reimbursed by a Funding, PROVIDED that this representation shall not apply to any portion of a Funding made on Substantial Completion which is to be used to pay for open punch list items or other holdbacks. With respect to any portion of a Funding made on Substantial Completion which is to be used to pay for open punch list items or other holdbacks, the Lessee represents that such portion will be used for such purpose to the extent that a contractor or subcontractor is entitled thereto and that neither the Lessee nor the Construction Agent has previously been reimbursed therefor by a Funding.

                                   ARTICLE VII

             PAYMENT OF RENT; FEES; EXCESS TENANT IMPROVEMENT FUNDS

         7.1 RENT. The Lessee shall pay Base Rent in arrears on each Leased Asset on each Payment Date during the Lease Term for such Leased Asset, on the date required under SECTION 24.1(i) in connection with the Lessee's exercise of the Remarketing Option and on any date on which this Lease shall terminate. In addition, if all or any portion of the Lease Balance of any Leased Asset is paid on any date other than a Payment Date, then the Lessee shall also pay Base Rent on such Leased Asset on such date in an amount equal to the accrued Base Rent on the Lease Balance so paid to the date of such payment. Base Rent shall be calculated as provided in APPENDIX 2.

         7.2 PAYMENT OF RENT. Rent shall be paid absolutely net to the Lessor, so that this Lease shall yield to the Lessor the full amount thereof, without setoff, deduction or reduction. Neither the Lessee's inability or failure to take possession of all or any portion of any Leased Asset when delivered by the Lessor, whether or not attributable to any act or omission of the Lessee or any act or omission of the Lessor, or for any other reason whatsoever, shall delay or otherwise affect the Lessee's obligation to pay Rent for such Leased Asset in accordance with the terms of this Lease.

         7.3 SUPPLEMENTAL RENT.

                (a) The Lessee shall pay to the Lessor any and all Supplemental Rent as the same shall become due and payable, and if the Lessee fails to pay any Supplemental Rent, the Lessor shall have all rights, powers and remedies provided for herein or by law or equity or otherwise in the case of nonpayment of Base Rent. The Lessee shall pay to the Lessor, as Supplemental Rent, among other things, on demand, interest at the applicable Overdue Rate on any amount payable by the Lessee hereunder or under any other Operative Document (including Base Rent, Lease Balance, Guaranteed Residual Value or Construction Period Guaranteed Amount) not paid when due for the period for which the same shall be overdue until the same shall be paid. The expiration or other termination of the Lessee's obligations to pay Base Rent hereunder shall not limit or modify the obligations of the Lessee with respect to Supplemental Rent. Unless expressly provided otherwise in this Lease, in the event of any failure on the part of the Lessee to pay and discharge any Supplemental Rent as and when due, the Lessee shall also promptly pay and discharge any fine, penalty, interest or cost which may be assessed or added under any agreement with a third party for nonpayment or late payment of such Supplemental Rent, all of which shall also constitute Supplemental Rent.

                (b) The Lessor may, with the consent of the Administrative Agent and the Lessee, enter into the Lessor Interest Rate Hedge. If the Lessor enters into the Lessor Interest Rate Hedge, then on each date on which any amount is payable under the Lessor Interest Rate Hedge: (i) if there is a net amount payable by the Lessor to the Swap Counterparty, then the Lessee will pay to the Lessor on such date as Supplemental Rent such net amount; and (ii) if there is a net amount payable by the Swap Counterparty to the Lessee, then the amount then due and payable by the Lessee to the Lessor will be reduced by the net amount actually received by the Lessor from the Swap Counterparty on such date. In addition, if all or any portion of the Lease Balance of any Leased Asset shall be paid prior to November 22, 2007, or if the Total Commitment shall be reduced prior to such date, then on the date of such payment or reduction (or as promptly thereafter as practicable) (i) the Lessor shall reduce the notional amount of the Lessor Interest Rate Hedge by an amount equal to such payment or reduction and (ii) the Lessee shall pay to the Lessor the amount of any cost, premium, penalty or expense payable by the Lessor to the Swap Counterparty in connection with such reduction.

         7.4 COMMITMENT FEE; OPTIONAL REDUCTION OF COMMITMENT.

                (a) The Lessee shall pay to the Lessor a commitment fee (the "COMMITMENT FEE") on the daily average Available Commitment for the period from the Closing Date to the earlier of the Base Date or the date of termination of the Commitments at a rate per annum equal to 0.50% per annum. Except for any portion of the Commitment Fee capitalized pursuant to SECTION 3.2(e), the accrued Commitment Fee shall be payable as Supplemental Rent on each Payment Date. The Commitment Fee shall be computed on the basis of the actual number of days occurring during the period for which such fee is payable over a year of 360 days.

                (b) The Lessee may, upon not less than four (4) Business Days' irrevocable prior notice to the Lessor and the Administrative Agent, reduce permanently all or any portion of the Total Commitment, PROVIDED that (i) any partial reduction of the Total Commitment must be in an amount of at least $5,000,000 and (ii) no such reduction shall result in the Total Commitment being less than the aggregate of the Maximum Lease Balances for each Property acquired by the Lessor. The Lessor will, subject to SECTION 3.3, promptly make a corresponding reduction of the Commitments under the Credit Agreement and of the Equity Commitments under the Trust Agreement.

         7.5 REPAYMENT OF EXCESS FUNDS FOR TENANT IMPROVEMENTS. The Lessee shall repay to the Lessor any portion of a Funding made with respect to Tenant Improvements that has not been utilized by the Lessee to pay the cost of such Tenant Improvements upon the completion of such Tenant Improvements, unless the portion not so utilized is less than $200,000, in which case such portion may be retained by the Lessee. Such repayment shall be made on the Payment Date next following the date of such completion, and the Lease Balance with respect to the relevant Leased Asset shall be reduced on such Payment Date by the amount of such payment.

         7.6 METHOD OF PAYMENT. Each payment of Rent or any other amount due hereunder shall be made by the Lessee to the Lessor prior to 1:00 p.m., New York City time, at the Lessor's account at the Collateral Agent in funds consisting of lawful currency of the United States of America which shall be immediately available on the scheduled date when such payment shall be due, unless such scheduled date shall not be a Business Day, in which case such payment shall be made on the next succeeding Business Day. Payments received after 1:00 p.m., New York City time, on any day shall be deemed received on the next succeeding Business Day.

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                                  ARTICLE VIII

                        QUIET ENJOYMENT; RIGHT TO INSPECT

         8.1 QUIET ENJOYMENT. Subject to SECTIONS 2.5 and 8.2, and subject to the rights of the Lessor contained herein and the other terms of the Operative Documents to which the Lessee is a party, the Lessee shall peaceably and quietly have, hold and enjoy each Leased Asset for the Lease Term applicable thereto, free of any claim or other action by the Lessor or anyone claiming by, through or under the Lessor (other than the Lessee) with respect to any matters arising from and after the Acquisition Date. Such right of quiet enjoyment is independent of, and shall not affect the Lessor's rights otherwise to initiate legal action to enforce, the obligations of the Lessee under this Lease.

         8.2 RIGHT TO INSPECT. During the Lease Term, the Lessee shall, upon reasonable notice from the Lessor (except that no notice shall be required if an Event of Default under this Lease has occurred and is continuing), permit the Lessor and its authorized representatives to inspect any Leased Asset during normal business hours. Lessor and its authorized representatives shall maintain the confidentiality of any confidential information obtained during the course of any inspection and, at the request and expense of the Lessee, shall execute and deliver non-disclosure agreements to such effect as may be reasonably appropriate.

                                   ARTICLE IX

                                 NET LEASE, ETC.

         9.1 NET LEASE. This Lease shall constitute a net lease. Any present or future law to the contrary notwithstanding, this Lease shall not terminate, nor shall the Lessee be entitled to any abatement, suspension, deferment, reduction, setoff, counterclaim, or defense with respect to the Rent, nor shall the obligations of the Lessee hereunder be affected (except as expressly herein permitted and by performance of the obligations in connection therewith) by reason of: (i) any defect in the condition, merchantability, design, construction, quality or fitness for use of any Leased Asset or any part thereof, or the failure of any Leased Asset to comply with all Requirements of Law, including any inability to occupy or use any Leased Asset by reason of such non-compliance; (ii) any damage to, removal, abandonment, salvage, loss, contamination of or Release from, scrapping or destruction of or any requisition or taking of any Leased Asset or any part thereof; (iii) any restriction, prevention or curtailment of or interference with any use of any Leased Asset or any part thereof including eviction; (iv) any defect in title to or rights to any Leased Asset or any Lien on such title or rights or on any Leased Asset (other than Lessor Liens); (v) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of or by the Lessor; (vi) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to the Lessee or any other Person, or any action taken with respect to this Lease by any trustee or receiver of the Lessee or any other Person, or by any court, in any such proceeding; (vii) any claim that the Lessee has or might have against any Person, including without limitation the Lessor and any vendor, manufacturer, contractor of or for any portion of any Leased Asset; (viii) any failure on the part of the Lessor to perform or comply with any of the terms of this Lease (other than performance by Lessor of its obligations set forth in SECTION 2.1), of any other Operative Document or of any other agreement; (ix) any invalidity or unenforceability or illegality or disaffirmance of this Lease against or by the Lessee or any provision hereof or any of the other Operative Documents or any provision of any thereof; (x) any restriction, prevention or curtailment of or interference with the construction on or any use of any Leased Asset or any part thereof; or (xi) any other cause or circumstances, similar to the foregoing and whether or not the Lessee shall have notice or knowledge of any of the foregoing. The agreement of the Lessee in the preceding sentence shall not affect any claim, action or right that the Lessee may have against the Lessor or any other Person. The

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parties intend that the obligations of the Lessee hereunder shall be covenants and agreements that are separate and independent from any obligations of the Lessor or any other Person hereunder or under any other Operative Documents and the obligations of the Lessee shall continue unaffected unless such obligations shall have been modified or terminated in accordance with an express provision of this Lease.

         9.2 NO TERMINATION OR ABATEMENT. The Lessee shall remain obligated under this Lease in accordance with its terms and shall not take any action to terminate, rescind or avoid this Lease, notwithstanding any action for bankruptcy, insolvency, reorganization, liquidation, dissolution, or other proceeding affecting the Lessor, or any action with respect to this Lease which may be taken by any trustee, receiver or liquidator of the Lessor or by any court with respect to the Lessor. The Lessee hereby waives all right (i) to terminate or surrender this Lease (except as provided herein) or (ii) to avail itself of any abatement, suspension, deferment, reduction, setoff, counterclaim or defense with respect to any Rent. The Lessee shall remain obligated under this Lease in accordance with its terms and the Lessee hereby waives any and all rights now or hereafter conferred by statute or otherwise to modify or to avoid strict compliance with its obligations under this Lease. Notwithstanding any such statute or otherwise, the Lessee shall be bound by all of the terms and conditions contained in this Lease.

                                    ARTICLE X

                                    SUBLEASES

         10.1 SUBLETTING. The Lessee may not, without the consent of the Lessor, sublease any Leased Asset or any portion thereof to any Person, except that the Lessee may sublease a portion of any Leased Asset to (a) any Affiliate of the Lessee or (b) any other Person if (i) the Lessee continues to occupy a material portion of such Leased Asset and (ii) no Event of Default shall have occurred and be continuing on the date on which such sublease commences or would result therefrom. No sublease or other relinquishment of possession of such Leased Asset shall in any way discharge or diminish any of the Lessee's obligations to the Lessor hereunder and the Lessee shall remain directly and primarily liable under this Lease as to such Leased Asset, or portion thereof, so sublet. Any sublease of such Leased Asset shall expressly be made subject to and subordinated to this Lease and to the rights of the Lessor hereunder and shall have a scheduled expiration date that occurs prior to the Expiration Date. In connection with any sublease, the Lessee may request the Lessor to enter into a customary non-disturbance agreement with the sublessee. The Lessor will act in a commercially reasonable manner in determining whether or not to enter into such non-disturbance agreement.

                                   ARTICLE XI

                             LESSEE ACKNOWLEDGMENTS

         11.1 CONDITION OF THE LEASED ASSETS. THE LESSEE ACKNOWLEDGES AND AGREES THAT IT IS LEASING EACH LEASED ASSET "AS IS" WITHOUT, EXCEPT AS EXPRESSLY OTHERWISE PROVIDED HEREIN, REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) BY THE LESSOR AND SUBJECT TO (A) THE EXISTING STATE OF TITLE, (B) THE RIGHTS OF ANY PARTIES IN POSSESSION THEREOF, (C) ANY STATE OF FACTS WHICH AN ACCURATE SURVEY OR PHYSICAL INSPECTION MIGHT SHOW AND (D) VIOLATIONS OF REQUIREMENTS OF LAW WHICH MAY EXIST ON THE DATE HEREOF OR AT ANY TIME HEREAFTER. THE LESSOR HAS NOT MADE, EXCEPT AS EXPRESSLY OTHERWISE PROVIDED HEREIN, AND SHALL NOT BE DEEMED TO HAVE MADE ANY REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) AND SHALL NOT BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE TITLE (OTHER THAN FOR LESSOR LIENS), VALUE, HABITABILITY, USE, CONDITION, DESIGN, OPERATION, OR

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FITNESS FOR USE OF ANY LEASED ASSET (OR ANY PART THEREOF), OR ANY OTHER
REPRESENTATION, WARRANTY OR COVENANT WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO ANY LEASED ASSET (OR ANY PART THEREOF) OR ANY MODIFICATION THERETO AND THE LESSOR SHALL NOT BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREIN (OTHER THAN FOR LESSOR LIENS) OR THE FAILURE OF ANY LEASED ASSET, OR ANY PART THEREOF, TO COMPLY WITH ANY REQUIREMENTS OF LAW. THE LESSEE FURTHER ACKNOWLEDGES AND AGREES THAT ALTHOUGH THE LESSOR WILL OWN AND HOLD TITLE TO THE IMPROVEMENTS, THE CONSTRUCTION AGENT IS SOLELY RESPONSIBLE UNDER THE TERMS OF THE CONSTRUCTION AGENCY AGREEMENT FOR THE DESIGN, DEVELOPMENT, BUDGETING AND CONSTRUCTION OF THE IMPROVEMENTS TO ANY CONSTRUCTION PROPERTY.

         11.2 RISK OF LOSS. During the Lease Term for any Leased Asset, the risk of loss of or decrease in the enjoyment and beneficial use of such Leased Asset as a result of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise is assumed by the Lessee, and the Lessor shall in no event be answerable or accountable therefor.

                                  ARTICLE XII

                            POSSESSION AND USE, ETC.

         12.1 POSSESSION AND USE. Each Leased Asset shall be used in a manner consistent with the standards applicable to properties of a similar nature and in any event not less than the standards applied by the Lessee and its Affiliates for other comparable properties owned or leased by the Lessee and its Affiliates. The Lessee shall not commit or permit any waste of such Leased Asset or any part thereof.

         12.2 CHARGES. The Lessee shall pay, or cause to be paid, all charges and costs required in connection with the use of such Leased Asset as contemplated by this Lease. The Lessee shall pay or cause to be paid all rents and charges for electricity, steam, gas, oil, water, telephone, water, sewer and all other utilities and services used in or on or furnished to each Property through the Expiration Date. The Lessee shall be entitled to receive any credit or refund with respect to any utility charge paid by the Lessee with respect to any Property prior to the Expiration Date and the amount of any credit or refund actually received by the Lessor on account of any such utility charges, net of the costs and expenses reasonably incurred by the Lessor in obtaining such credit or refund, shall be promptly paid over to the Lessee.

         12.3 IMPOSITIONS. The Lessee shall pay, or cause to be paid, all Impositions. The Lessee shall be entitled to receive any credit or refund with respect to any Imposition paid by the Lessee with respect to any Leased Asset prior to the Expiration Date with respect to periods after the Expiration Date and the amount of any credit or refund actually received by the Lessor on account of any such Imposition, net of the costs and expenses reasonably incurred by the Lessor in obtaining such credit or refund, shall be promptly paid over to the Lessee.

         12.4 COMPLIANCE WITH REQUIREMENTS OF LAW AND INSURANCE REQUIREMENTS. Subject to the terms hereof relating to permitted contests, the Lessee, at its sole cost and expense, shall (i) comply in all material respects with all Requirements of Law and Insurance Requirements relating to each Leased Asset during the Lease Term applicable thereto, including the construction, use, operation, maintenance, repair and restoration thereof and the remarketing thereof pursuant to ARTICLE XXIV, whether or not compliance therewith shall require structural or extraordinary changes in any Improvements or interfere with the use and enjoyment of such Leased Asset, and (ii) procure, maintain and comply in all material respects with

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all material licenses, permits, orders, approvals, consents and other authorizations required for the construction, use, operation, maintenance, repair and restoration of the Leased Assets.

                                  ARTICLE XIII

                         MAINTENANCE AND REPAIR; RETURN

         13.1   MAINTENANCE AND REPAIR.

                (a) The Lessee, at its sole cost and expense, shall maintain each Leased Asset during the Lease Term applicable thereto in good condition (ordinary wear and tear excepted) and make all necessary repairs thereto, of every kind and nature whatsoever, whether interior or exterior, ordinary or extraordinary, structural or nonstructural or foreseen or unforeseen, in each case as required by all Requirements of Law and Insurance Requirements and on a basis consistent with the operation and maintenance of properties comparable in type to such Leased Asset and in no event less than the standards applied by the Lessee and its Affiliates in the operation and maintenance of other comparable properties owned or leased by the Lessee and its Affiliates.

                (b) The Lessor shall under no circumstances be required to build any improvements on any Property, make any replacements, alterations or renewals of any nature or description to any Leased Asset or make any expenditure whatsoever in connection with this Lease (other than for Fundings made in accordance with and pursuant to the terms of this Lease). The Lessor shall not be required to maintain, repair or rebuild all or any part of any Leased Asset, and the Lessee waives any right to (i) require the Lessor to maintain, repair, or rebuild all or any part of any Leased Assets, or (ii) make repairs at the expense of the Lessor pursuant to any Requirement of Law, Insurance Requirement, contract, agreement, or covenant, condition or restriction in effect at any time.

         13.2 RETURN. The Lessee shall, upon the expiration or earlier termination of this Lease, vacate and surrender the Leased Assets to the Lessor in their respective then-current condition, subject to the Lessee's obligations under SECTIONS 12.4, 13.1, 14.1, 15.1, 18.1(d), 18.2 and 24.1, unless the Lessee has purchased the Leased Assets from the Lessor as provided herein.

                                  ARTICLE XIV

                               MODIFICATIONS, ETC.

         14.1 MODIFICATIONS, SUBSTITUTIONS AND REPLACEMENTS. After the date of Substantial Completion for any Construction Property and after the Acquisition Date for any other Leased Asset, the Lessee, at its sole cost and expense, may at any time and from time to time make alterations, renovations, improvements and additions to such Leased Asset or any part thereof and substitutions and replacements therefor (collectively, "MODIFICATIONS"); PROVIDED, HOWEVER, that:
(i) except for any Modification required to be made pursuant to any Requirements of Law (a "REQUIRED MODIFICATION"), no Modification shall impair the value, utility or useful life of such Leased Asset or any part thereof from that which existed immediately prior to such Modification; (ii) the Modification shall be done expeditiously and in a good and workmanlike manner; (iii) the Lessee shall comply with all material Requirements of Law and Insurance Requirements applicable to the Modification, including the obtaining of all permits and certificates of occupancy, and the structural integrity of such Leased Asset shall not be adversely affected; (iv) subject to the terms of ARTICLE XVI relating to permitted contests, the Lessee shall pay all costs and expenses and shall discharge (or cause to be insured or bonded over) within sixty (60) days after the same shall be filed (or otherwise become effective) any Liens arising with respect to the Modification; (v) such Modifications shall comply with
SECTION 13.1(a); and (vi) the Lessee shall be required to obtain the prior

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written approval of the Lessor, which approval shall not be unreasonably withheld, with respect to any alterations (other than Required Modifications) that shall (A) materially affect any structural element of the Improvements to any Property or major building system therein, or (B) cost in excess of the Threshold Amount or (C) materially change the nature of the Improvements to any Property or the amount of usable area therein or the utility thereof for the purposes contemplated by the Lessor and the Lessee as of the date of the Lease Supplement therefor. All Modifications shall remain part of such Leased Asset and shall be subject to this Lease and title thereto shall immediately vest in the Lessor; PROVIDED, HOWEVER, that Modifications that meet each of the following conditions shall not be subject to this Lease: (x) such Modifications are not Required Modifications, (y) such Modifications were not financed by the Lessor and (z) such Modifications are readily removable without impairing the value, utility or remaining useful life of the related Leased Asset. So long as no Event of Default has occurred and is continuing, the Lessee may place upon each Leased Asset any trade fixtures, machinery, equipment or other property belonging to the Lessee or third parties and may remove the same at any time during the Lease Term, subject, however, to the terms of SECTION 13.1; PROVIDED that such trade fixtures, machinery, equipment or other property do not materially impair the value, utility or remaining useful life of such Leased Asset; and PROVIDED, FURTHER, that the Lessee shall keep and maintain at each Property and shall not remove from such Property any Equipment financed or otherwise paid for (directly or indirectly) by the Lessor pursuant to this Lease. Notwithstanding the foregoing proviso, so long as no Event of Default has occurred and is continuing, the Lessee may substitute other equipment for such Equipment, which substituted equipment shall have a Fair Market Sales Value and remaining useful life at least equivalent to the Equipment for which it was substituted and, without further act, such substituted equipment shall be Equipment hereunder and be part of the applicable Property.

         14.2 TENANT IMPROVEMENTS. All Tenant Improvements for any Property shall be considered to be Modifications within the meaning of SECTION 14.1. The Lessee will cause such Tenant Improvements to be completed in a good and workmanlike manner as promptly as practicable and, in any event, not later than nine (9) months after the Acquisition Date for each Property.

                                   ARTICLE XV

                           WARRANT OF TITLE; EASEMENTS

         15.1   WARRANT OF TITLE.

                (a) Except as otherwise provided herein and subject to the terms of ARTICLE XVI relating to permitted contests, the Lessee shall not directly or indirectly create or allow to remain, and shall promptly discharge at its sole cost and expense, any Lien, attachment or levy upon any Leased Asset or any Modifications or any Lien, attachment or levy with respect to the Rent, other than Permitted Liens.

                (b) Nothing contained in this Lease shall be construed as constituting the consent or request of the Lessor, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, modification, addition, repair or demolition of or to any Leased Asset or any part thereof. NOTICE IS HEREBY GIVEN THAT THE LESSOR IS NOT AND SHALL NOT BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO THE LESSEE, OR TO ANYONE HOLDING ANY LEASED ASSET OR ANY PART THEREOF THROUGH OR UNDER THE LESSEE, AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF THE LESSOR IN AND TO ANY LEASED ASSET.

         15.2 GRANTS AND RELEASES OF EASEMENTS; LESSOR'S WAIVERS. Provided that no Default or Event of Default shall have occurred and be continuing and subject to the provisions of ARTICLES XII, XIII and XIV, the Lessor hereby consents in each instance to the following actions by the Lessee, but at the Lessee's sole cost and expense: (a) the granting of easements, licenses, rights-of-way and other rights and privileges in the nature of easements reasonably necessary or desirable for the use, repair, or maintenance of any Property as herein provided and to give effect to the state of title in effect for such Property as set forth in the title policy therefor; (b) the release of existing easements or other rights in the nature of easements which are for the benefit of any Property; (c) if required by applicable Governmental Authority, the dedication or transfer of unimproved portions of any Land for road, highway or other public purposes; and (d) the execution of amendments to any covenants and restrictions affecting any Property; PROVIDED, HOWEVER, that in each case
(i) such grant, release, dedication, transfer or amendment does not materially impair the value, utility or remaining useful life of any Property, (ii) such grant, release, dedication, transfer or amendment is reasonably necessary in connection with the use, maintenance, alteration or improvement of any Property,
(iii) such grant, release, dedication, transfer or amendment will not cause any Property or any portion thereof to fail to comply in any material respect with the provisions of this Lease or any other Operative Document and all Requirements of Law; (iv) all governmental consents or approvals required prior to such grant, release, dedication, transfer or amendment have been obtained, and all filings required prior to such action have been made; (v) such grant, release, dedication, transfer or amendment will not result in any down-zoning of any Property or any portion thereof or a material reduction in the maximum density or development rights available to any Property under all Requirements of Law; (vi) the Lessee shall remain obligated under this Lease and under any Operative Document executed by the Lessee consenting to the assignment of the Lessor's interest in this Lease as security for Fundings made by it to the Lessor, in each such case in accordance with their terms, as though such grant, release, dedication, transfer or amendment had not been effected; and (vii) the Lessee shall pay and perform any obligations of the Lessor under such grant, release, dedication, transfer or amendment. The Lessor acknowledges the Lessee's right to finance and to secure under the Uniform Commercial Code, inventory, furnishings, furniture, equipment, machinery, leasehold improvements and other personal property located at any Property other than Equipment, and Lessor agrees to execute landlord waiver forms in favor of any purchase money seller, lessor or lender which has financed or provided or may finance or provide in the future such items. Without limiting the effectiveness of the foregoing, PROVIDED that no Default or Event of Default shall have occurred and be continuing, the Lessor shall, upon the request of the Lessee, and at the Lessee's sole cost and expense, execute and deliver any instruments necessary or appropriate to confirm any such grant, release, dedication, transfer or amendment to any Person permitted under this SECTION 15.2, including landlord waivers with respect to any of the foregoing.

                                  ARTICLE XVI

                               PERMITTED CONTESTS

         16.1   PERMITTED CONTESTS.

                (a) The Lessee shall not be required to pay any Imposition on any Leased Asset, or to discharge or remove any Lien on any Leased Asset, or to comply or cause any Leased Asset to comply with any Requirements of Law applicable thereto or the occupancy, use or operation thereof, so long as no Event of Default exists under this Lease and, in the opinion of the Lessee's counsel, the Lessee shall have reasonable grounds to contest the existence, amount, applicability or validity thereof by appropriate proceedings, which proceedings in the reasonable judgment of the Lessor, (i) shall not involve any material danger that any Leased Asset or any Base Rent or any Supplemental Rent would be subject to sale, forfeiture or loss, as a result of failure to comply therewith, (ii) shall not affect the payment of any Base Rent or any Supplemental Rent or result in any such amounts being payable to any Person other

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than the Lessor or the Collateral Agent, (iii) will not place the Lessor or any other Indemnitee in any danger of civil liability for which the Lessor or such Indemnitee is not adequately indemnified (the Lessee's obligation under SECTION 27.1 of this Lease shall be deemed to be adequate indemnification if no Default or Event of Default exists and if such civil liability is reasonably likely to be less than $100,000 per Leased Asset and $500,000 in the aggregate) or to any criminal liability, (iv) if involving Taxes, shall suspend the collection of such Taxes, and (v) shall be permitted under and be conducted in accordance with the provisions of any other instrument to which the Lessee or the Leased Asset is subject and shall not constitute a default thereunder (a "PERMITTED CONTEST"). The Lessee shall conduct all Permitted Contests in good faith and with due diligence and shall promptly after the final determination (including appeals) of any Permitted Contest, pay and discharge all amounts which shall be determined to be payable therein. The Lessor shall cooperate in good faith with the Lessee with respect to all Permitted Contests conducted by the Lessee pursuant to this SECTION 16.1.

                (b) Promptly following the commencement of any Permitted Contest, the Lessee shall notify the Lessor in writing thereof if the amount in contest exceeds $100,000, and shall describe such proceeding in reasonable detail. In the event that a taxing authority or subdivision thereof proposes an additional assessment or levy of any Tax for which the Lessee is obligated to reimburse the Lessor under this Lease, or in the event that the Lessor is notified of the commencement of an audit or similar proceeding which could result in such an additional assessment, then the Lessor shall in a timely manner notify the Lessee in writing of such proposed levy or proceeding.

                                  ARTICLE XVII

                                    INSURANCE

         17.1 PUBLIC LIABILITY AND WORKERS' COMPENSATION INSURANCE. During the Lease Term for each Property, the Lessee shall procure and carry commercial general liability insurance for claims for bodily injury or death sustained by persons or damage to property while on such Property and such other public liability coverages as are ordinarily procured by the Lessee or its Affiliates who own or operate similar properties. Such insurance shall be on terms and in amounts that are materially no less favorable than insurance maintained by the Lessee or its Affiliates with respect to similar properties that they own and that are in accordance with normal industry practice in the state in which such Property is located, PROVIDED that such insurance shall at all times be in an amount of not less than $10,000,000 with respect to any one occurrence, accident, disaster or incidence of negligence and not less than $25,000,000 in the aggregate. The Lessee shall, in connection with the operation of any Property and the making of any Modifications thereto, comply with, and cause any applicable contractor to comply with, all applicable workers' compensation laws.

         17.2 HAZARD AND OTHER INSURANCE. During the Lease Term for each Property, the Lessee shall keep, or cause to be kept, such Property insured against loss or damage by fire, earthquake, flood and other risks on terms and in amounts that are no less favorable than insurance covering other similar properties owned by the Lessee or its Affiliates and that are in accordance with normal industry practice, PROVIDED that such insurance shall at all times be in an amount not less than the greater of the Lease Balance of such Property or the replacement cost thereof.

         17.3   INSURANCE COVERAGE.

                (a) The insurance required under SECTIONS 17.1 and 17.2 shall name the Lessor, the Trustee, FUNB (as defined in the Trust Agreement), the Administrative Agent, the Collateral Agent, the Equity Participants and the Lenders as additional insureds with respect to liability coverage (excluding worker's compensation insurance), and shall name the Collateral Agent as loss payee with respect to

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property coverage. Such insurance may provide for deductible amounts of up to
(i) $1,000,000, if the Applicable Leverage Ratio is less than or equal to 5.50 to 1, and (ii) $250,000, if the Applicable Leverage Ratio is greater than 5.50 to 1, per occurrence and may be obtained by Lessee by endorsement on its blanket insurance policies provided that each Property shall be separately scheduled so that no loss at any other property shall reduce the amount payable with respect to such Property except for the perils of flood and earthquake, where aggregate limits are usual and customary. All such insurance shall be at the sole cost and expense of the Lessee and shall be maintained with respect to each Leased Asset from the Lease Commencement Date thereof through the Expiration Date. Such certificates shall include a provision for no less than ten (10) days' advance written notice by the insurer to the Lessor in the event of cancellation or material change of such insurance.

                (b) The Lessee agrees that the insurance policy or policies required by SECTIONS 17.1 and 17.2, shall include an appropriate clause pursuant to which such policy shall provide that it will not be invalidated should the Lessee waive, in writing, prior to a loss, any or all rights of recovery against any party for losses covered by such policy, and that the insurance in favor of the Lessor and the other additional insureds and their rights under and interests in said policies shall not be invalidated or reduced by any act or omission or negligence of the Lessee or any other Person having any interest in any Leased Asset. The Lessee and the Lessor each hereby waives any and all rights against the other for loss or damage to or loss of use of its property to the extent of payments made under its property insurance so long as such waiver shall not affect its rights to recover under such insurance.

                (c) Except as otherwise permitted by clause (d), all such insurance shall be written by reputable insurance companies that are financially sound and solvent and otherwise reasonably appropriate considering the amount and type of insurance being provided by such companies. Any insurance company selected by the Lessee shall be rated in Best's Insurance Guide or any successor thereto and shall have a general policyholder rating of "A-" and a financial size rating of at least "IX" at the time of issuance of a policy or be otherwise acceptable to the Lessor. All insurance policies required by SECTION 17.2 shall include a standard form mortgagee endorsement in favor of the Lessor.

                (d) The Lessor shall not carry separate insurance concurrent in kind or form or contributing in the event of loss with any insurance required under this ARTICLE XVII except that the Lessor may carry separate liability insurance so long as (i) the Lessee's insurance is designated as primary and in no event excess or contributory to any insurance the Lessor may have in force which would apply to a loss covered under the Lessee's policy and (ii) each such insurance policy will not cause the Lessee's insurance required under this
ARTICLE XVII to be subject to a coinsurance exception of any kind. Each policy maintained by the Lessee shall specifically provide that the policy shall be considered primary insurance which shall apply to any loss or claim before any contribution by any insurance which the Lessor may have in force.

                (e) The Lessee shall pay as they become due all premiums for the insurance required by SECTION 17.1 and SECTION 17.2, and shall renew or replace each policy prior to the expiration date thereof. Throughout the Lease Term for any Leased Asset, at the time each of the Lessee's insurance policies is renewed, the Lessee shall deliver to the Lessor and the Collateral Agent certificates of insurance evidencing that all insurance required by this ARTICLE XVII with respect to such Leased Asset is being maintained by the Lessee and is in effect.

                (f) All insurance proceeds in respect of any property damage loss or occurrence during the Lease Term for any Leased Asset for which the proceeds related thereto are (i) less than or equal to the Threshold Amount, in the absence of the occurrence and continuance of a Default or Event of Default, shall be adjusted by and paid to the Lessee for application toward the reconstruction, repair or refurbishment of the applicable Leased Asset and (ii) greater than the Threshold Amount, shall be adjusted jointly by the Lessee, the Lessor and the Collateral Agent (unless a Default or Event of Default has occurred and is continuing, in which case such proceeds shall be adjusted solely by the Collateral Agent) and held by the Collateral Agent for application in accordance with ARTICLE XVIII.

                                 ARTICLE XVIII

                CASUALTY AND CONDEMNATION; ENVIRONMENTAL MATTERS

         18.1   CASUALTY AND CONDEMNATION.

                (a) During the Lease Term for any Leased Asset, subject to the provisions of this ARTICLE XVIII and ARTICLE XIX, if such Leased Asset is subject to a Casualty or a Condemnation, then:

                      (i) in the case of a Casualty where the cost of restoration of the affected Leased Asset in the reasonable judgment of the Lessor and the Collateral Agent is (x) less than or equal to the Threshold Amount, any insurance proceeds payable with respect to such Casualty shall be paid directly to the Lessee, or if received by the Lessor or Collateral Agent, shall be paid over to the Lessee for the reconstruction, refurbishment and repair of such Leased Asset, (y) greater than the Threshold Amount, any insurance proceeds payable with respect to such Casualty shall be paid to the Collateral Agent but may be obtained by the Lessee and used for the purpose of reconstructing, refurbishing and repairing the affected Leased Asset if the Lessee submits to the Lessor and the Collateral Agent within one hundred eighty (180) days of the date of such Casualty a certificate to the effect that such Leased Asset can be fully restored prior to the Expiration Date and as to the cost of such restoration (accompanied by an Architect's certificate as to the foregoing matters) plus a statement as to the Lessee's affirmative ability to finance such restoration to the extent the cost thereof exceeds such proceeds, and upon receipt of such certificates in form reasonably satisfactory to the Lessor and the Collateral Agent such amounts shall be made available to the Lessee to pay restoration costs as incurred and if the foregoing certificates are not delivered to the Lessor and the Collateral Agent such proceeds may at the request of the Required Participants be applied toward the payment of the Lease Balance for such Leased Asset; and

                      (ii) in the case of a Condemnation such award or compensation shall be paid to the Collateral Agent to be applied by the Collateral Agent, after consultation with the Required Participants, to the restoration of the affected Leased Asset if reasonably practicable or otherwise toward the payment of the Lease Balance;

PROVIDED, HOWEVER, that if a Default or Event of Default shall have occurred and be continuing, such award, compensation or insurance proceeds shall be paid directly to the Collateral Agent or, if received by the Lessee, shall be held in trust for the Collateral Agent and shall be paid over by the Lessee to the Collateral Agent. If, contrary to such provision, any such award, compensation or insurance proceeds are paid to Lessee rather than to the Lessor, the Lessee hereby agrees to hold the same in trust for the benefit of the Lessor and to transfer promptly any such payment to the Lessor. All amounts held by the Collateral Agent on account of any award, compensation or insurance proceeds when a Default or Event of Default exists shall at the option of the Required Participants either be (i) paid to the Lessee for the repair of damage caused by such Casualty or Condemnation or (ii) applied toward the payment of the

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Lease Balance of the affected Leased Asset or (iii) used by the Collateral Agent to pay for the repair of damage caused by such Casualty or Condemnation on behalf of the Lessor.

                (b) During the Lease Term for any Leased Asset, the Lessee may appear in any proceeding or action to negotiate, prosecute, adjust or appeal any claim for any award, compensation or insurance payment on account of any Casualty or Condemnation with respect to such Leased Asset and shall pay all expenses thereof. At the Lessee's reasonable request, and at the Lessee's sole cost and expense, the Lessor shall participate in any such proceeding, action, negotiation, prosecution or adjustment. The Lessor and the Lessee agree that this Lease shall control the rights of the Lessor and the Lessee in and to any such award, compensation or insurance payment.

                (c) If the Lessor or the Lessee shall receive notice of a Casualty or of an actual, pending or threatened Condemnation of any Leased Asset or any interest therein, the Lessor or the Lessee, as the case may be, shall give notice thereof to the other and to the Collateral Agent promptly after the receipt of such notice.

                (d) If a Casualty or Condemnation shall occur with respect to any Leased Asset during the Lease Term applicable thereto, then unless the Lease Term is to be terminated pursuant to SECTION 19.1 the Lessee shall, at its sole cost and expense (and, without limitation, if any award, compensation or insurance payment is not sufficient to restore such Leased Asset in accordance with this paragraph, the Lessee shall pay the shortfall), promptly and diligently repair any damage to such Leased Asset caused by such Casualty or Condemnation as soon as practicable after the date of such Casualty and in conformity with the requirements of SECTIONS 13.1 and 14.1 using the as-built plans and specifications for such Property (as modified to give effect to any subsequent Modifications, any Condemnation affecting such Property and all applicable Requirements of Law) so as to restore such Leased Asset to at least the same condition, operation, function and value as existed immediately prior to such Casualty or Condemnation with such Modification as the Lessee may elect in accordance with SECTION 14.1. Upon completion of such restoration, the Lessee shall furnish the Lessor a certificate, in each case and, in the case of any Property, an Architect's certificate in each case confirming that such restoration has been completed pursuant to this Lease.

                (e) In no event shall a Casualty or Condemnation affect the Lessee's obligations to pay Rent pursuant to SECTION 7.1 or to perform its obligations and pay any amounts due on the Expiration Date or pursuant to ARTICLES XXII and XXV.

                (f) Provided that no Default or Event of Default has occurred and is continuing, any Excess Proceeds received by the Lessor and held by the Collateral Agent in respect of a Casualty or Condemnation affecting any Leased Asset shall be turned over to the Lessee upon the full payment of the Lease Balance for such Leased Asset and all other amounts then due and payable hereunder with respect to such Leased Asset.

         18.2 ENVIRONMENTAL MATTERS. Promptly upon the Lessee's knowledge of the existence of an Environmental Violation with respect to any Property, the Lessee shall notify the Lessor and the Collateral Agent in writing of such Environmental Violation if the cost of remediation could reasonably be expected to exceed $100,000. If the cost of remediation of such Environmental Violation would not exceed the limits set forth in SECTION 19.1, the Lessee will promptly and diligently undertake any response, cleanup, remedial or other action required under any Requirements of Law of the Lessor or the Lessee to remove, cleanup or mediate such Environmental Violation, at the Lessee's sole cost and expense. If the cost of such remediation would exceed the limits set forth in
SECTION 19.1, the Lessor may elect to terminate the Lease with respect to such Property pursuant to SECTION 19.1 or, alternatively, the Lessor may request that the Lessee undertake any response, cleanup, remedial or other action required

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under any Requirements of Law of the Lessor or Lessee to remove, clean up or remediate the Environmental Violation in accordance with the terms of SECTION 12.4, at the Lessee's sole cost and expense. If the Lessor does not deliver a termination notice with respect to such Property pursuant to SECTION 19.1, then the Lessee shall undertake such response, cleanup, remedial or other action, and the Lessee shall, upon completion of remedial action by the Lessee, cause to be prepared by an environmental consultant reasonably acceptable to the Lessor a report describing the Environmental Violation and the actions taken by the Lessee (or its agents) in response to such Environmental Violation, along with a statement by the Lessee that the Environmental Violation has been remedied to the satisfaction of the Government Authority exercising jurisdiction, or in compliance in all material respects with applicable Environmental Law. Nothing in this Section shall reduce or limit the Lessee's obligations under the indemnity provisions hereof.

         18.3 NOTICE OF ENVIRONMENTAL CLAIMS. Promptly, but in any event within thirty (30) days from the date the Lessee has knowledge thereof, the Lessee shall provide to the Lessor and the Collateral Agent written notice of any pending or threatened claim, action or proceeding involving any Environmental Law or any Release on or in connection with any Property. All such notices shall describe in reasonable detail the nature of the claim, action or proceeding and the Lessee's proposed response thereto. In addition, the Lessee shall provide to the Lessor and the Collateral Agent, within thirty (30) days of receipt, copies of all written communications with any Governmental Authority relating to any Environmental Violation in connection with any Property. The Lessee shall also promptly provide such detailed reports of any such environmental claims, actions or proceedings as may reasonably be requested by the Lessor. In the event that the Lessor receives written notice of any pending or threatened claim, action or proceeding involving any Environmental Law or any Release on or in connection with any Property, the Lessor shall promptly give notice thereof to the Lessee and the Collateral Agent.

                                  ARTICLE XIX

                              TERMINATION OF LEASE

         19.1 TERMINATION UPON CERTAIN EVENTS. If, with respect to any Leased Asset, any of:

                (i) a Significant Casualty or a Significant Condemnation occurs; or

                (ii) an Environmental Violation occurs or is discovered and the cost of remediation thereof for the affected Leased Asset would exceed 30% of the then current Lease Balance for such Leased Asset, but in no event less than $750,000, and the Lessor shall have given written notice to the Lessee that this Lease is to be terminated as to the affected Leased Asset as a consequence of the occurrence of such event;

then, except as provided in SECTION 19.3, the Lessee shall be obligated to purchase the Lessor's interest in such Leased Asset on or prior to the date occurring one hundred eighty (180) days after the date of such Significant Casualty or Significant Condemnation or the Lessee's receipt of termination notice, as the case may be, by paying the Lessor an amount equal to the Lease Balance therefor on such date of payment; PROVIDED, HOWEVER, that the Lessor shall not give such notice with respect to any Environmental Violation if the Lessee (x) promptly submits an approved corrective action plan for the remediation, on or prior to the Expiration Date, of such Environmental Violation to the Lessor, (y) provides security to the Lessor for the cost of such remediation, which security must be satisfactory to the Lessor in its sole discretion, and (z) diligently pursues such remediation in accordance with such plan.

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         19.2   TERMINATION PROCEDURES. On the date of the payment by the Lessee of the Lease Balance for the affected Leased Asset in accordance with SECTION 19.1, this Lease shall terminate with respect to such affected Leased Asset and the provisions of SECTION 25.1 shall be applicable.

         19.3 PROPERTY UNDER CONSTRUCTION. Notwithstanding anything to the contrary in SECTION 19.1, if a Significant Casualty or a Significant Condemnation occurs with respect to any Construction Property prior to the commencement of the Lease Term applicable thereto, and if such Significant Casualty or Significant Condemnation did not result from the Lessee's (or Construction Agent's) actions or failure to act, then provided that no Construction Agency Agreement Event of Default has occurred and is continuing
(i) the Lessee shall not be obligated to purchase such Property from the Lessor,
(ii) the Lessor's obligation to make further Fundings with respect to such Property shall terminate, (iii) the Lessor shall be entitled to retain the proceeds of any award, compensation or insurance with respect thereto until it shall have received an amount equal to the Lease Balance for such Property plus all other amounts then due and payable hereunder with respect to such Property,
(iv) the Lessee may, at its option, by notice given to the Lessor not more than thirty (30) days after the occurrence of such Significant Casualty or Significant Condemnation, purchase such Property from the Lessor on the next following Scheduled Payment Date, which purchase shall be made in accordance with and subject to the conditions of SECTION 22.1, except that the Lessee shall not be required to purchase all of the Leased Assets in connection with the purchase of such Property, and (v) unless the Lessee has exercised such purchase option, the Lessee shall promptly surrender such Property to the Lessor.

                                   ARTICLE XX

                           EVENTS OF DEFAULT; REMEDIES

         20.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following events (whether such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall constitute an "EVENT OF DEFAULT":

                (a) PAYMENT. the Lessee shall fail to make payment of (i) any Purchase Option Price, Guaranteed Residual Value or Lease Balance when due or
(ii) Base Rent, Supplemental Rent or any other amount payable hereunder when due and such Base Rent, Supplemental Rent or other amount shall not be paid in full within three (3) Business Days after the due date therefor; or

                (b) INSURANCE. the Lessee shall fail to maintain insurance as required by ARTICLE XVII of this Lease; or

                (c) OTHER COVENANTS. the Lessee shall fail to observe or perform any term, covenant or condition of the Lessee under this Lease or the other Operative Documents to which it is party other than those described in SECTION 20.1(a) OR (b) hereof, and, in each such case, such failure shall have continued for thirty (30) days after the earlier of (i) delivery to the Lessee of written notice thereof from the Lessor or (ii) a Responsible Employee of the Lessee shall have knowledge that such failure, if not cured, will constitute an Event of Default; or

                (d) REPRESENTATIONS AND WARRANTIES OF LESSEE. any representation or warranty made by the Lessee in any of the Operative Documents to which it is a party or in any certificate or other document furnished pursuant thereto shall prove to have been inaccurate in any material respect at the time made or shall be breached in any material respect; or

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                (e) REPRESENTATIONS AND WARRANTIES OF GUARANTOR. any
representation or warranty made by the Guarantor in any of the Operative Documents to which it is a party or in any certificate or other document furnished pursuant thereto shall prove to have been inaccurate in any material respect at the time made or shall be breached in any material respect; or

                (f) CROSS-DEFAULT. the Lessee, the Guarantor or any Subsidiary of the Guarantor (other than any Foreign Subsidiary Borrower) shall default in the payment when due of any principal of or interest on any Indebtedness having an aggregate outstanding principal amount of at least $5,000,000; or any event or condition shall occur which results in the acceleration of the maturity of any such Indebtedness of the Lessee, the Guarantor or any Subsidiary of the Guarantor (other than any Foreign Subsidiary Borrower) or enables (or, with the giving of notice or lapse of time or both, would enable) the holder of any such Indebtedness or any Person acting on such holder's behalf to accelerate the maturity thereof; or

                (g) VOLUNTARY PROCEEDINGS. the Lessee or the Guarantor shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or

                (h) INVOLUNTARY PROCEEDINGS. an involuntary case or other proceeding shall be commenced against the Lessee or the Guarantor seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of sixty (60) days; or an order for relief shall be entered against the Lessee or the Guarantor under the federal bankruptcy laws as now or hereafter in effect; or

                (i) JUDGMENTS. (i) one or more judgments, orders, decrees or arbitration awards requiring Lessee or Guarantor to pay an aggregate amount of $5,000,000 or more (exclusive of amounts covered by insurance issued by an insurer not an Affiliate of the Guarantor) shall be rendered against Lessee or Guarantor in connection with any single or related series of transactions, incidents or circumstances and the same shall not be satisfied, vacated or stayed for a period of sixty (60) consecutive days; or (ii) any judgment, writ, assessment, warrant of attachment, tax lien or execution or similar process shall be issued or levied against a substantial part of the property of the Lessee or Guarantor and the same shall not be released, stayed, vacated, or otherwise dismissed within sixty (60) days after issue or levy; or

                (j) CONSTRUCTION AGENCY AGREEMENT; GUARANTY. a Construction Agency Agreement Event of Default shall occur, or an Event of Default (as defined therein) shall occur under the Guaranty; or

                (k) REPUDIATION; INVALIDITY. the Lessee or the Guarantor shall directly or indirectly contest the validity of any Operative Document in any manner in any court of competent jurisdiction or any lien granted by any Operative Document, or shall repudiate, or purport to discontinue or terminate, any Operative Document to which either of them is a party or any such Operative Document shall cease to be a legal, valid and binding obligation of the Lessee or the Guarantor or shall cease to be in full force and effect against the Lessee or the Guarantor for any reason other than as a result of the expiration of

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such Operative Document in accordance with its terms (and in the event such
Operative Document shall so cease to be a legal, valid and binding obligation of the Lessee or the Guarantor or cease to be in full force and effect against the Lessee or the Guarantor, the Lessee or Guarantor, as the case may be, shall not have taken all such actions necessary or desirable (in the reasonable opinion of the Lessor and the Administrative Agent and its counsel) to put the Lessor, the Administrative Agent, the Collateral Agent, the Equity Participants and the Lenders in the same position they would have enjoyed had such Operative Document not ceased to be a legal, valid and binding obligation of the Lessee or the Guarantor or ceased to be in full force and effect); or

                (l) OWNERSHIP OF LESSEE. the Guarantor shall cease to own, directly or indirectly, all of the issued and outstanding capital stock of the Lessee; or

                (m) VOLUNTARY CHANGE OF CONTROL. an event described in CLAUSES
(a) through (c) of the definition of Change of Control in the Iron Mountain Credit Agreement (as in effect on the date hereof without regard to any subsequent amendment, modification, waiver, supplement or termination of such credit agreement) shall occur and, in the case of any event described in CLAUSES
(a) or (c) of such definition, the Guarantor or its Board of Directors shall have caused, consented to or failed to exercise rights available to it to prevent, such event.

         20.2   REMEDIES.

                (a) Upon the occurrence of any Event of Default and at any time thereafter, the Lessor may, so long as such Event of Default is continuing, with respect to each Leased Asset (other than any Construction Property for which the Lease Term has not commenced) do one or more of the following as the Lessor in its sole discretion shall determine, without limiting any other right or remedy the Lessor may have on account of such Event of Default (including the obligation of the Lessee to purchase the Leased Assets as set forth in SECTION 22.2):

                      (i) The Lessor may, by notice to the Lessee terminate this Lease as of the date specified in such notice; PROVIDED, HOWEVER, (A) no reletting, reentry or taking of possession of any Leased Asset or all of the Leased Assets (or any portion thereof) by the Lessor will be construed as an election on the Lessor's part to terminate this Lease unless a written notice of such intention is given to the Lessee, (B) notwithstanding any reletting, reentry or taking of possession, the Lessor may at any time thereafter elect to terminate this Lease for a continuing Event of Default and (C) no act or thing done by the Lessor or any of its agents, representatives or employees and no agreement accepting a surrender of any Leased Asset shall be valid unless the same be made in writing and executed by the Lessor;

                      (ii) The Lessor may (A) demand that the Lessee, and the Lessee shall upon the written demand of the Lessor, return any Leased Asset promptly to the Lessor in the manner and condition required by
         SECTION 13.1 as if the Leased Asset were being returned at the end of the Lease Term, and the Lessor shall not be liable for the reimbursement of the Lessee for any costs and expenses incurred by the Lessee in connection therewith and (B) without prejudice to any other remedy which the Lessor may have for possession of any Leased Asset, and to the extent and in the manner permitted by Applicable Law, enter upon such Leased Asset and take immediate possession of (to the exclusion of the Lessee) such Leased Asset or any part thereof and expel or remove the Lessee and any other Person who may be occupying such Leased Asset, by summary proceedings or otherwise, all without liability to the Lessee for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise and, in addition to the Lessor's other damages, the Lessee shall be responsible for all costs and expenses incurred by the Lessor in connection with any reletting, including,

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         without limitation, reasonable brokers' fees and all reasonable costs of any alterations or repairs made by the Lessor;

                      (iii) The Lessor may (A) sell all or any part of one or more Leased Assets at public or private sale, free and clear of any rights of the Lessee, and without any duty to account to the Lessee with respect to such action or any proceeds in which event the Lessee's obligation to pay Base Rent hereunder for periods commencing after the date of such sale shall be terminated or proportionately reduced, as the case may be, and (B) if the Lessor shall so elect, demand that the Lessee pay to the Lessor, and the Lessee shall pay to the Lessor, on the date of such sale, as liquidated damages for loss of a bargain and not as a penalty (the parties agreeing that the Lessor's actual damages would be difficult to predict, but the aforementioned liquidated damages represent a reasonable approximation of such amount), an amount equal to (1) the excess, if any, of (x) the Lease Balance calculated as of the date of such sale (including all Rent due and unpaid to and including such date), over (y) the net proceeds of such sale (that is, after deducting all costs and expenses incurred by the Lessor incident to such conveyance, including repossession costs, brokerage commissions, prorations, transfer taxes, reasonable fees and expenses for counsel, title insurance fees, survey costs, recording fees, and any repair costs); plus (2) interest at the Overdue Rate on the foregoing amount from such date until the date of payment;

                      (iv) The Lessor may, at its option, elect not to terminate this Lease and continue to collect all Base Rent, Supplemental Rent, and all other amounts due the Lessor (together with all costs of collection) and enforce the Lessee's obligations under this Lease as and when the same become due, or are to be performed, and at the option of the Lessor, upon any abandonment of any Leased Asset by the Lessee or re-entry of same by the Lessor, the Lessor may, in its sole and absolute discretion, elect not to terminate this Lease and may make the necessary repairs in order to relet any Leased Asset, and relet any Leased Asset or any part thereof for such term or terms (which may be for a term extending beyond the Lease Term of this Lease) and at such rental or rentals and upon such other terms and conditions as the Lessor in its reasonable discretion may deem advisable; and upon each such reletting all rentals actually received by the Lessor from such reletting shall be applied to the Lessee's obligations hereunder and the other Operative Documents in such order, proportion and priority as the Lessor may elect in the Lessor's sole and absolute discretion. If such rentals received from such reletting during any period are less than the Rent with respect to such Leased Asset to be paid during that period by the Lessee hereunder, the Lessee shall pay any deficiency, as calculated by the Lessor, to the Lessor on the next Payment Date;

                      (v) Unless all of the Leased Assets have been sold in their entirety, the Lessor may, whether or not the Lessor shall have exercised or shall thereafter at any time exercise any of its rights under paragraph (ii), (iii) or (iv) of this SECTION 20.2 with respect to the Leased Assets or portions thereof, demand, by written notice to the Lessee specifying a date not earlier than ten (10) days after the date of such notice, that the Lessee purchase, on such date, all unsold Leased Assets (or the remaining portion thereof) in accordance with the provisions of ARTICLE XXII; PROVIDED, HOWEVER, that no such written notice shall be required upon the occurrence of any Event of Default in clause (g) or (h) of SECTION 20.1; and

                      (vi) The Lessor may exercise any other right or remedy that may be available to it under Applicable Law, or proceed by appropriate court action (legal or equitable) to enforce the terms hereof or to recover damages for the breach hereof. Separate suits may be brought to collect any such damages for any period(s), and such suits shall not in any manner prejudice the Lessor's right to collect any such damages for any subsequent period(s), or the Lessor may defer

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         any such right to suit until after the expiration of the lease Term, in which event such right to suit shall be deemed not to have accrued until the expiration of the Lease Term.

                (b) To the maximum extent permitted by Applicable Law, the Lessee hereby waives the benefit of any appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale of any Leased Asset or any interest therein.

                (c) The Lessor shall be entitled to enforce payment of the indebtedness and performance of the obligations secured hereby and to exercise all rights and powers under this instrument or under any of the other Operative Documents or other agreement or any laws now or hereafter in force, notwithstanding some or all of the obligations secured hereby may now or hereafter be otherwise secured, whether by mortgage, security agreement, pledge, lien, assignment or otherwise. Neither the acceptance of this instrument nor its enforcement shall prejudice or in any manner affect the Lessor's right to realize upon or enforce any other security now or hereafter held by the Lessor, it being agreed that the Lessor shall be entitled to enforce this instrument and any other security now or hereafter held by the Lessor in such order and manner as the Lessor may determine in its absolute discretion. No remedy herein conferred upon or reserved to the Lessor is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Operative Documents to the Lessor or to which it may otherwise be entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by the Lessor. In no event shall the Lessor, in the exercise of the remedies provided in this instrument (including, without limitation, in connection with the assignment of rents to Lessor, or the appointment of a receiver and the entry of such receiver on to all or any part of the Leased Assets), be deemed a "mortgagee in possession," and the Lessor shall not in any way be made liable for any act, either of commission or omission, in connection with the exercise of such remedies.

                (d) An action of mortgage foreclosure as now provided or hereafter prescribed by law, may forthwith be commenced and prosecuted to judgment, execution and sale, for the collection of the whole amount of such Lease Balance, together with all fees, costs and expenses of such proceedings, including a reasonable attorney's fees. And all errors in such proceedings, together with any stays of or exemptions from execution, or extensions of time of payment, which may be given by any Applicable Law now in force, or which may be enacted hereafter, are hereby forever waived and released.

                (e) If, pursuant to the exercise by the Lessor of its remedies pursuant to this SECTION 20.2, the Lease Balance for all Leased Assets plus all other amounts due and owing from the Lessee under this Lease and the other Operative Documents shall have been paid in full, the Lessor shall remit to the Lessee any excess amounts received by the Lessor.

         20.3 WAIVER OF CERTAIN RIGHTS. If this Lease shall be terminated pursuant to SECTION 20.2, the Lessee waives, to the fullest extent permitted by law, (a) any notice of re-entry or the institution of legal proceedings to obtain re-entry or possession; (b) any right of redemption, re-entry or repossession; (c) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt or limiting the Lessor with respect to the election of remedies; and (d) any other rights which might otherwise limit or modify any of the Lessor's rights or remedies under this ARTICLE XX.

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                                  ARTICLE XXI

                                   ASSIGNMENT

         21.1 ASSIGNMENT BY LESSOR. The Lessor may not assign, sell or transfer all or any part of its rights and obligations hereunder or under the Operative Documents or the Leased Assets; PROVIDED, that the Lessor may assign, sell or transfer all or any portion of such rights hereunder or under the other Operative Documents or any Leased Asset (i) as specifically provided in the Operative Documents or (ii) in connection with the exercise of any of its rights or remedies thereunder.

         21.2 ASSIGNMENT BY LESSEE. The Lessee may not assign this Lease or any of its rights or obligations hereunder in whole or in part to any Person without the consent of the Lessor; PROVIDED, HOWEVER, that (i) the Lessee may assign all (and not less than all) of its rights hereunder without such consent to one or more of its Affiliates so long as the Lessee remains fully liable for all of the obligations of the "Lessee" hereunder and under the other Operative Documents and the Guarantor confirms that its obligations under the Guaranty shall not be affected thereby and (ii) the Lessee may assign the Purchase Option or the Remarketing Option so long as the Lessee remains fully liable for all of the obligations of the "Lessee" under ARTICLES XXII and XXV or XXIV and XXV, respectively and PROVIDED, FURTHER, that the exercise of the Purchase Option and the Remarketing Option remains subject to the satisfaction of the conditions applicable thereto.

                                  ARTICLE XXII

                               PURCHASE PROVISIONS

         22.1 PURCHASE OPTION. Provided that the Lessee shall not have given notice of its intention to exercise the Remarketing Option, the Lessee shall have the option (exercisable by giving the Lessor irrevocable written notice (the "PURCHASE NOTICE") of the Lessee's election to exercise such option) to purchase all of the Leased Assets on any Scheduled Payment Date specified in such Purchase Notice at a price equal to the Lease Balance for such Leased Assets (the "PURCHASE OPTION PRICE"). The Lessee shall deliver the Purchase Notice to the Lessor not less than thirty (30) days prior to such purchase. If the Lessee exercises its option to purchase the Leased Assets pursuant to this
SECTION 22.1 (the "PURCHASE OPTION"), the Lessor shall transfer to the Lessee or its designee all of the Lessor's right, title and interest in and to the Leased Assets as of the date specified in the Purchase Notice upon receipt of the Purchase Option Price in accordance with SECTION 25.1. The Lessee may designate, in a notice given to the Lessor not less than ten (10) Business Days prior to the closing of such purchase (time being of the essence), the transferee or transferees to whom the conveyance shall be made (if other than to the Lessee), in which case such conveyance shall (subject to the terms and conditions set forth herein) be made to such designee; PROVIDED, HOWEVER, that such designation of a transferee or transferees shall not cause the Lessee to be released, fully or partially, from any of its obligations under this Lease, including, without limitation, the obligation to pay the Lessor the Purchase Option Price on the Expiration Date.

         22.2   ACCELERATION OF PURCHASE OBLIGATION.

                (a) The Lessee shall be obligated to purchase for an amount equal to the Lease Balance the Lessor's interest in the Leased Assets at any time during the Lease Term (notwithstanding any prior election to exercise its Purchase Option pursuant to SECTION 22.1) (i) automatically and without notice upon the occurrence of any Event of Default specified in clause (g) or (h) of
SECTION 20.1 with respect to the Lessee and (ii) as provided for in SECTION 20.2(a)(v) immediately upon written demand of the Lessor upon the occurrence of any other Event of Default.

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                (b) The Lessee shall be obligated to purchase the Lessor's interest in any Leased Assets for an amount equal to the Lease Balance immediately upon written demand of the Lessor at any time during the Lease Term when (i) the Lessor ceases to have title to such Leased Assets as contemplated by SECTION 15.1 or (ii) any related Security Document (other than this Lease) to which the Lessee is a party shall cease to give the Lessor the Liens, rights, powers and privileges purported to be created thereby.

                (c) Any purchase under SECTION 22.1 or this SECTION 22.2 shall be in accordance with SECTION 25.1.

         22.3 PURCHASE OF UNIMPROVED LAND. Provided that no Default or Event of Default has occurred and is continuing, the Lessee shall have the option (exercisable by giving the Lessor irrevocable written notice of the Lessee's exercise of such option) to purchase any unimproved portion of any Land (and any related easements for utilities and access to be specified at such time) not necessary or desirable for operations of the Improvements constructed or to be constructed on such Land on any Scheduled Payment Date specified in such notice at a price equal to the Fair Market Sales Value, as determined by an Appraisal, of such unimproved portion and such easements. The Lessee shall give such notice to the Lessor not less than thirty (30) days prior to such purchase. If the Lessee exercises its option pursuant to this SECTION 22.3, the Lessor shall transfer to the Lessee or its designee all of the Lessor's right, title and interest in and to the applicable unimproved portion of Land and grant the related easements as of the date specified in the Lessee's notice under procedures analogous to those set forth in SECTION 25.1. The purchase price paid by the Lessee shall be applied to reduce the Lease Balance for the related Property.

                                 ARTICLE XXIII

                                  RENEWAL TERMS

         23.1 RENEWAL. The Lease Term for any Leased Asset may be renewed at the end of such Lease Term upon the mutual agreement of the Lessor and Lessee; PROVIDED that neither party has any obligation to agree to any renewal requested by the other party. Any renewal of the Lease Term shall be for such period as shall be agreed to by the Lessor and Lessee and shall be accompanied by such amendments to the Operative Documents as may be appropriate in connection therewith.

                                  ARTICLE XXIV

                               REMARKETING OPTION

         24.1 OPTION TO REMARKET. Subject to the fulfillment of each of the conditions set forth in this SECTION 24.1, the Lessee shall have the option (the "REMARKETING OPTION") to market and complete the sale of Lessor's interest in all of the Leased Assets on the Expiration Date. The Lessee's effective exercise and consummation of the Remarketing Option shall be subject to the due and timely fulfillment of each of the following provisions as of the dates set forth below.

                (a) Not later than six (6) months prior to the Expiration Date, the Lessee shall give to the Lessor written notice of the Lessee's exercise of the Remarketing Option, which exercise shall be irrevocable. On the date of the Lessee's notice to the Lessor of the Lessee's exercise of the Remarketing Option, no Event of Default shall exist and, in the case of each Construction Property, the Improvements on such Property shall have been constructed in accordance with the Plans and Specifications and shall have achieved Substantial Completion.

                (b) Not more than one hundred eighty (180) and not less than ninety (90) days prior to the Expiration Date, the Lessee shall deliver to the Lessor an Environmental Audit for each Property.

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Such Environmental Audit shall be prepared by an environmental consultant selected by the Lessee and approved in advance by the Lessor and shall contain conclusions reasonably satisfactory to the Lessor as to the environmental status of such Property. If any such Environmental Audit indicates any exceptions, the Lessee shall have also delivered a Phase Two environmental assessment by such environmental consultant prior to the Expiration Date showing the completion of the remediation of such exceptions in compliance with all Requirements of Law.

                (c) On the Expiration Date, no Event of Default or Default shall exist and none of the Leased Assets shall be subject to a Permitted Contest.

                (d) On the Expiration Date, the Lessee shall have completed in all material respects all Modifications, restoration and rebuilding of the Leased Assets pursuant to SECTION 14.1 and 18.1 (as the case may be) and shall have fulfilled in all material respects all of the conditions and requirements in connection therewith pursuant to said Sections, regardless of whether the same shall be within the Lessee's control. The Lessee shall have also paid the cost of all Modifications commenced prior to the Expiration Date. The Lessee shall not have been excused pursuant to SECTION 16.1 from complying with any Requirements of Law that involved the extension of the ultimate imposition of such Requirements of Law beyond the Expiration Date.

                (e) During the Marketing Period, the Lessee shall use best efforts to sell the Lessor's interest in the Leased Assets and will attempt to obtain the highest purchase price therefor and for not less than the Fair Market Sales Value of the Leased Assets. The Lessee will be responsible for hiring brokers and making the Leased Assets available for inspection by prospective purchasers. The Lessee shall promptly upon request permit inspection of the Leased Assets and any maintenance records relating to the Leased Assets by any potential purchasers, and shall otherwise do all things necessary to sell and deliver possession of the Leased Assets to any purchaser. All such marketing of the Leased Assets shall be at the Lessee's sole expense. The Lessee's agency under this clause shall, for the first three (3) months of the Marketing Period, be on an exclusive basis. In the event the Lessee is unable to procure during such period a bona fide bid from a non-Affiliated Person with demonstrable financial capacity to consummate such bid for any Leased Asset, from and after such third month, the agency hereunder shall be on a non-exclusive basis.

                (f) The Lessee shall submit all offers to purchase the Leased Assets to the Lessor and the Lessor will have the right to review the same and the right to submit one or more of its own offers. All offers shall be on an all-cash basis unless the Lessor shall otherwise agree in its sole discretion. No purchaser shall be the Lessee or an Affiliate of the Lessee. Each offer must specify the Expiration Date as the closing date unless the Lessor shall otherwise agree in its sole discretion.

                (g) In connection with any such sale of Lessor's interest in any Leased Assets, the Lessee will provide to the purchaser all customary "seller's" indemnities, representations and warranties regarding absence of Liens (except Lessor Liens) and the condition of such Leased Assets, including, without limitation, an environmental indemnity for any Property, to the extent the same are required by the purchaser. The Lessee shall have obtained, at its cost and expense, all required governmental and regulatory consents and approvals and shall have made all filings as required by all Requirements of Law in order to carry out and complete the transfer of the Leased Assets. As to the Lessor, any such sale of Lessor's interest in any Leased Assets shall be made on an "as is, with all faults" basis without representation or warranty by the Lessor other than the absence of Lessor Liens. Any agreement as to such sale shall be made subject to the Lessor's rights hereunder.

                (h) The Lessee shall pay directly, and not from the sale proceeds, all prorations, credits, costs and expenses of the sale of Lessor's interest in the Leased Assets, whether incurred by the Lessor or

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the Lessee, including the cost of all title insurance, surveys, environmental reports, appraisals, transfer taxes, the Lessor's reasonable attorneys' fees, the Lessee's attorneys' fees, commissions, escrow fees, recording fees, and all applicable documentary and other transfer taxes.

                (i) The Lessee shall pay to the Lessor on or prior to the Expiration Date (or to such other Person as the Lessor shall notify the Lessee in writing) an amount equal to the Guaranteed Residual Value for each Leased Asset, PLUS all Base Rent and all other amounts hereunder which have accrued or will accrue with respect thereto prior to or as of the Expiration Date PLUS the amount, if any, by which the Fair Market Sales Value of such Leased Asset has been reduced by excess wear and tear of any Leased Asset.

                (j) (i) If the Lessee complies with all of the conditions and all of its obligations under CLAUSES (a) through (i) above and arranges for the sale of the Leased Assets, then the purchase of Lessor's interest in the Leased Assets shall be consummated on the Expiration Date and the Gross Proceeds of the sale of the Leased Assets shall be paid directly to the Lessor. If the Gross Proceeds plus the aggregate Guaranteed Residual Value received by Lessor, exceeds the aggregate Lease Balance for the Leased Assets as of such date, then the excess shall be paid to the Lessee on the Expiration Date.

                      (ii) If the Lessee complies with all of the conditions and all of its obligations under CLAUSES (a) through (i) above but does not arrange for the sale of the Leased Assets, then the Lessee shall surrender the Leased Assets to the Lessor on the Expiration Date as required by SECTIONS 13.2 and 25.2.

                      (iii) If the Lessee does not comply with any of the conditions or any of its obligations under CLAUSES (a) through (i) above with respect to the Leased Assets, then the Lessor shall declare by written notice to the Lessee the Remarketing Option with respect to the Leased Assets to be null and void (whether or not it has been theretofore exercised by the Lessee), in which event all of the Lessee's rights under this SECTION 24.1 shall immediately terminate and the Lessee shall be obligated to purchase Lessor's interest in the Leased Assets as if it had exercised its option under SECTION 22.1 on the Expiration Date.

                (k) Except as expressly set forth herein, the Lessee shall have no right, power or authority to bind the Lessor in connection with any proposed sale of Lessor's interest in any Leased Asset. The Lessor shall have the right, but shall be under no duty, to solicit offers, to inquire into the efforts of the Lessee to obtain offers or otherwise to take action in connection with any such sale of Lessor's interest in the Leased Assets, other than as expressly provided in this ARTICLE XXIV.

                (l) In the event that the sale of all of the Leased Assets is not consummated on the Expiration Date, but such sale is consummated any time thereafter, the Lessor shall remit to the Lessee, promptly after the consummation of the sale of the Leased Assets, any excess remaining after deducting (i) the then outstanding Lease Balance of the Leased Assets plus (ii) the Imputed Carrying Cost thereof accruing from and after the Expiration Date (provided that such Imputed Carrying Cost shall not exceed the aggregate Guaranteed Residual Value for all of the Leased Assets) plus (iii) all costs and expenses of such sale from the Gross Proceeds.

         24.2 CERTAIN OBLIGATIONS CONTINUE. During the Marketing Period, the obligation of the Lessee to pay Rent shall continue undiminished until payment in full to the Lessor of the Guaranteed Residual Value and all other amounts due to the Lessor with respect to the Leased Assets under the Operative Documents to which the Lessee is a party.

         24.3   INVOLUNTARY CHANGE OF CONTROL.

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                (a) If an Involuntary Change of Control shall occur, then, notwithstanding anything to the contrary in this Lease or any of the other Operative Documents, the Lessee shall be deemed to have exercised the Remarketing Option and the provisions of SECTION 24.1(b) through (l) shall be applicable to all of the Leased Assets for which the Lease Term has commenced, except that such provisions shall in such case be modified as follows:

                      (i) The date which is three (3) months after the Involuntary Change of Control Date shall be deemed to be the Expiration Date, and the Marketing Period shall consist of such three (3) month period;

                      (ii) the Environmental Audits to be delivered pursuant to CLAUSE (b) of SECTION 24.1 shall be delivered not later than thirty
         (30) days before the end of such Marketing Period;

                      (iii) the Lessee's agency under CLAUSE (e) of SECTION 24.1 shall be exclusive for the first two (2) months of such Marketing Period; and

                      (iv) the Lessee shall pay the Guaranteed Residual Value for all of such Leased Assets to the Lessor on the Involuntary Change of Control Date.

                (b) If any Construction Property achieves Substantial Completion after an Involuntary Change of Control Date and on or before the end of the Marketing Period referred to in SECTION 24.3(a), then, notwithstanding anything to the contrary in this Lease or any of the other Operative Documents, such Property shall be subject to the provisions of SECTION 24.3(a), except that such provisions shall be modified for such Property as follows:

                      (i) the Environmental Audit to be delivered pursuant to CLAUSE (b) of SECTION 24.1 shall be delivered no later than the last to occur of (A) the date thirty (30) days before the end of the Marketing Period and (B) the date of Substantial Completion; and

                      (ii) the Lessee shall pay the Guaranteed Residual Value for such Property to the Lessee on the date of Substantial Completion.

                (c) If any Construction Property achieves Substantial Completion after the Involuntary Change of Control Date and after the end of the Marketing Period referred to in SECTION 24.3(a), then, notwithstanding anything to the contrary in this Lease or any of the other Operative Documents, such Property shall be subject to the provisions of SECTION 24.3(a), except that such provisions shall be modified for such Property as follows:

                      (i) the date of Substantial Completion shall be deemed to be the Expiration Date for such Property, and the Marketing Period for such Property shall consist of the three (3) month period ending on such date;

                      (ii) the Environmental Audit to be delivered pursuant to CLAUSE (b) of SECTION 24.1 shall be delivered no later than the date of Substantial Completion; and

                      (iii) the Lessee shall pay the Guaranteed Residual Value for such Property to the Lessee on the date of Substantial Completion.

                (d) Except as expressly provided herein, all of the provisions of SECTIONS 24.1 and 24.2 shall apply to the Lessee's deemed exercise of the Remarketing Option, including the Lessee's obligation

                                      -35-
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to pay amounts other than Guaranteed Residual Value pursuant to SECTION 24.1(i)
and the Lessee's obligation to purchase the Leased Assets pursuant to SECTION 24.1(j)(3) if it does not satisfy the remarketing conditions as modified by this
SECTION 24.3. Notwithstanding that the Lessee may have been deemed to have exercised the Remarketing Option pursuant to this Section, it shall retain the right to exercise the Purchase Option at any time on or before the Expiration Date designated pursuant to SECTION 24.3(a).

                                  ARTICLE XXV

                 PROCEDURES RELATING TO PURCHASE OR REMARKETING

         25.1 CONVEYANCE UPON PURCHASE BY THE LESSEE. In connection with the Lessee's purchase of the Leased Assets pursuant to SECTION 22.1 or 22.2, or in connection with a purchase of Lessor's interest in any Leased Asset under
ARTICLE XIX or under the Construction Agency Agreement:

                (i) the Lessee shall pay the amounts set forth in SECTION 22.1,
         SECTION 22.2, ARTICLE XIX or the Construction Agency Agreement, as applicable, together with all accrued Rent relating to such Leased Assets and any other amount then due and payable by the Lessee to the Lessor under this Lease or the other Operative Documents (including any Transaction Expenses relating to such purchase);

                (ii) the Lessor shall execute and deliver to the Lessee (or to the Lessee's designee) at the Lessee's cost and expense a special warranty deed with respect to the Improvements, a special warranty deed or release of Ground Lease with respect to the Land, a bill of sale with respect to any Equipment and an assignment of the Lessor's entire interest in the Leased Assets being sold (which shall include, if applicable, an assignment of all of the Lessor's right, title and interest in and to any Gross Proceeds not previously received by the Lessor) and, if applicable, a termination notice pursuant to the Ground Lease, in each case in recordable form and otherwise in conformity with local custom and free and clear of the Lien of the Mortgage and any Lessor Liens attributable to the Lessor;

                (iii) the Leased Assets being sold shall be conveyed to the Lessee (or to the Lessee's designee) "AS IS" and in their then present physical condition; and

                (iv) the Lessor shall execute and deliver to Lessee and the Title Company an affidavit as to the absence of Lessor Liens.

         25.2 CONVEYANCE UPON REMARKETING. If the Lessee properly exercises the Remarketing Option, then the Lessee shall, on the Expiration Date, and at its own cost, transfer possession of the Leased Assets to independent purchaser(s) thereof or the Lessor, as the case may be, in each case by surrendering the same into the possession of the Lessor or such purchaser(s), as the case may be, free and clear of all Liens other than Lessor Liens, in good condition (as modified by Modifications permitted by this Lease), ordinary wear and tear excepted, and in compliance with all Requirements of Law. The Lessee shall, during the Marketing Period and up to one year after the Expiration Date, cooperate reasonably with the Lessor and the independent purchaser(s) of Lessor's interest in such Leased Assets in order to facilitate the purchase by such purchaser(s) of Lessor's interest in such Leased Assets, which cooperation shall include the following, all of which the Lessee shall do on or prior to the Expiration Date or as soon thereafter as is reasonably practicable: providing copies of all books and records regarding the maintenance and ownership of the Leased Assets and all data and technical and all other information relating thereto, granting or assigning on or after the Expiration Date all licenses (to the extent such licenses are assignable under Applicable Law) necessary for the operation and maintenance of the Leased

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Assets and cooperating reasonably in seeking and obtaining all necessary
Governmental Action. The obligations of the Lessee under this paragraph shall survive the expiration or termination of this Lease.

                                  ARTICLE XXVI

                           EXCHANGES OF LEASED ASSETS

         26.1 EXCHANGES OF LEASED ASSETS. The Lessee shall have the right, on any Monthly Date occurring or prior to the Base Date, to terminate this Lease with respect to (i) any Leased Asset for which the Lease Term has commenced or
(ii) any Construction Property acquired pursuant to SECTION 4.2(D) for which no Funding other than the initial Funding has been made (a "REMOVED PROPERTY"); PROVIDED that the Lessee simultaneously identifies to the Lessor a replacement Property that the Lessor may acquire and lease hereunder in exchange for such Removed Property (a "SUBSTITUTED PROPERTY"); PROVIDED, FURTHER, that on the proposed exchange date (a) the conditions in SECTION 26.3 must be satisfied with respect to the proposed exchange and (b) after giving effect to such exchange, the aggregate Lease Balance of all Removed Properties theretofor or then being removed is less than or equal to $20,000,000.

         26.2 EXCHANGE PROCEDURE. The Lessee shall deliver a notice of exchange to the Lessor at least thirty (30) days prior to the proposed Monthly Date for the exchange, which notice must identify the Removed Property and describe in reasonable detail the Substituted Property. If the conditions to such exchange have been satisfied on or prior to the proposed Monthly Date for such exchange (the "EXCHANGE DATE"), the exchange shall occur on such Exchange Date.

         26.3 CONDITIONS TO EACH EXCHANGE. The occurrence of an exchange on any Exchange Date is subject to satisfaction or waiver of the following conditions precedent:

                (a) TYPE OF PROPERTY. The Substituted Property (i) must meet the requirements of SECTIONS 2.1(c)(i) and (c)(iii) and (ii) may consist of a Construction Property only if the Removed Property is a Construction Property of the type referred to in clause (ii) of SECTION 26.1.

                (b) OTHER LEASE CONDITIONS. On or prior to the relevant Exchange Date, the Lessee must satisfy each of the conditions precedent in SECTION 4.2 with respect to the relevant Substituted Property, as if such Substituted Property was a Leased Property and such Exchange Date was an Acquisition Date.

                (c) NO EVENT OF DEFAULT. On the relevant Exchange Date, no Event of Default shall have occurred and be continuing or would result from such exchange.

                (d) VALUE OF SUBSTITUTED PROPERTY. On the relevant Exchange Date
(i) unless the Substituted Property is a Construction Property, the Fair Market Sales Value for the relevant Substituted Property (as shown in the Appraisal for such Substituted Property delivered pursuant to SECTION 26.3(b)) shall be equal to or greater than the Fair Market Sales Value for the relevant Removed Property on such date and (ii) if the Substituted Property is a Construction Property, the Fair Market Sales Value of the Land component thereof shall be equal to or greater than the Lease Balance for the relevant Removed Property on such date.

         26.4 EFFECT OF EXCHANGE. Subject to the satisfaction of the conditions precedent in SECTION 26.3, on an Exchange Date (a) this Lease shall terminate with respect to the relevant Removed Property, (b) the Lessor shall convey title to such Removed Property to the Lessee or its designee in accordance with clauses (ii) through (iv) of SECTION 25.1, (c) the relevant Substituted Property shall be deemed to be a "Leased Asset" for the purposes of this Lease and the other Operative Documents with a Lease Balance equal to the Fair Market Sales Value for the relevant Substituted Property (or the Land

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component thereof, in the case of a Construction Property) and (d) if the Fair
Market Sales Value for the relevant Substituted Property (or the Land component thereof, in the case of a Construction Property) is greater than the Lease Balance of the Removed Property on the Exchange Date, then the Lessor will make a Funding in an amount equal to the amount of such excess.

         26.5 LIKE-KIND EXCHANGES. The Lessee may request the Lessor to structure any exchange herein contemplated as the receipt of replacement property pursuant to a like-kind exchange under the provisions of Section 1031 of the Code. The Lessor agrees to cooperate with the Lessee to structure such exchange in such manner, including the execution (at the expense of the Lessee) of any documents and instruments reasonably requested by the Lessee.

                                 ARTICLE XXVII

                                 INDEMNIFICATION

         27.1 GENERAL INDEMNIFICATION. The Lessee agrees, whether or not any of the transactions contemplated hereby shall be consummated, to indemnify, protect, defend, save and hold harmless each Indemnitee, on an After Tax Basis, from and against, any and all Claims that may be imposed on, incurred by or asserted against such Indemnitee (whether because of action or omission by such Indemnitee or otherwise), whether or not such Indemnitee shall also be indemnified as to any such Claim by any other Person and whether or not such Claim arises or accrues prior to the Closing Date or after the Expiration Date, in any way relating to or arising out of:

                (a) any of the Operative Documents or any of the transactions contemplated thereby;

                (b) the Leased Assets or any part thereof or interest therein;

                (c) the purchase, design, construction, preparation, installation, inspection, delivery, non-delivery, acceptance, rejection, ownership, management, possession, operation, rental, lease, sublease, repossession, maintenance, repair, alteration, modification, addition or substitution, storage, transfer of title, redelivery, use, financing, refinancing, disposition, operation, condition, sale (including, without limitation, any sale pursuant to any provision hereof), return or other disposition of all or any part or any interest in any Leased Asset or the imposition of any Lien (or incurring of any liability to refund or pay over any amount as a result of any Lien) thereon, including, without limitation: (1) Claims or penalties arising from any violation of law or in tort (strict liability or otherwise), (2) latent or other defects, whether or not discoverable, (3) any Claim based upon a violation or alleged violation of the terms of any restriction, easement, condition or covenant or other matter affecting title to any Leased Asset, (4) the making of any Modifications in violation of any standards imposed by any insurance policies required to be maintained by the Lessee pursuant to this Lease which are in effect at any time with respect to any Leased Asset or any part thereof, (5) any Claim for patent, trademark or copyright infringement, (6) Claims which would otherwise be covered by insurance policies of the Lessee, as required by ARTICLE XVII, and (7) Claims arising from any public improvements with respect to any Property resulting in any charge or special assessments being levied against the Property or any plans to widen, modify or realign any street or highway adjacent to any Property, or any Claim for utility "tap-in" fees;

                (d) the breach by the Lessee or the Guarantor of any covenant, representation or warranty made by it or deemed made by it in any Operative Document or in any certificate delivered pursuant to any Operative Document;

                (e) the retaining or employment of any broker, finder or financial advisor by the Lessee or any of its Affiliates to act on its behalf in connection with the transactions contemplated hereby; or

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                (f) the existence of any Lien on or with respect to any Leased
Asset, any Base Rent or Supplemental Rent, or any interest therein including any Liens which arise out of the possession, use, occupancy, construction, repair or rebuilding of any Leased Asset or by reason of labor or materials furnished or claimed to have been furnished to the Lessee, or any of its contractors or agents or by reason of the financing of any personalty or equipment purchased or leased by the Lessee or Modifications constructed by the Lessee, except Lessor Liens and Liens in favor of the Lessor;

PROVIDED, HOWEVER, the Lessee shall not be required to indemnify any Indemnitee under this SECTION 27.1 for any of the following: (1) any Claim to the extent resulting from the willful misconduct or gross negligence of such Indemnitee (it being understood that the Lessee shall be required to indemnify an Indemnitee even if the ordinary (but not gross) negligence of such Indemnitee caused or contributed to such Claim) or the breach of any representation, warranty or covenant of such Indemnitee set forth in any Operative Document, (2) any Claim resulting from Lessor Liens which the Lessor is responsible for discharging under the Operative Documents, (3) any Claim arising from a breach or alleged breach by the Lessor of any agreement entered into in connection with the assignment or participation of Rent which does not arise from a breach by the Lessee or the Guarantor of any of its obligations under the Operative Documents,
(4) any Claim arising from the Lessor's or any other Indemnitee's violation of any state or federal law or regulation relating to banking or the offer or sale of securities or (5) any Claim to the extent attributable to acts or events occurring after the expiration of the Lease Term and the return or remarketing of any Leased Asset so long as the Lessor is not exercising remedies against the Lessee in respect of the Operative Documents. It is expressly understood and agreed that the indemnity provided for herein shall survive the expiration or termination of and shall be separate and independent from any remedy under this Lease or any other Operative Document. Without limiting the express rights of any Indemnitee hereunder, this SECTION 27.1 shall be construed as an indemnity only and not a guaranty of residual value of any Leased Asset.

         27.2 ENVIRONMENTAL INDEMNITY. Without limitation of the other provisions of this ARTICLE XXVII, the Lessee hereby agrees to indemnify, protect, defend, save and hold harmless each Indemnitee, on an After Tax Basis, from and against any and all Claims, including all costs incurred in connection with any investigation or monitoring of site conditions or any clean-up, remedial, removal or restoration work by any federal, state or local government agency, that may be imposed on, incurred by or asserted against such Indemnitee (whether because of action or omission by such Indemnitee or otherwise), whether or not such Indemnitee shall also be indemnified as to any such Claim by any other Person and whether or not such Claim arises or accrues prior to the Closing Date or after the Expiration Date, in any way relating to or arising out of:

                (a) the presence on or under any Property of any Hazardous Materials, or any releases or discharges of any Hazardous Materials on, under, from or onto any Property for which any Indemnitee or Lessee may be legally liable,

                (b) any activity for which any Indemnitee or Lessee may be legally liable, carried on or undertaken on or off the Property, and whether by the Lessee or any predecessor in title or any employees, agents, contractors or subcontractors of the Lessee or any predecessor in title, or any other Persons (including such Indemnitee), in connection with the handling, treatment, removal, storage, decontamination, clean-up, transport or disposal of any Hazardous Materials that at any time are located or present on or under or that at any time migrate, flow, percolate, diffuse or in any way move onto or under any Property,

                (c) loss of or damage to any property or the environment (including, clean-up costs, response costs, remediation and removal costs, cost of corrective action, costs of financial assurance, fines and penalties and natural resource damages), or death or injury to any Person, and all expenses associated

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with the protection of wildlife, aquatic species, vegetation, flora and fauna, and any mitigative action required by or under Environmental Laws for which any Indemnitee or Lessee may be legally liable,

                (d) any claim concerning any Indemnitee's or Lessee's lack of compliance with Environmental Laws, or any act or omission by any Indemnitee, the Lessee or any of their agents, employees or contractors causing an environmental condition that requires remediation or would allow any Governmental Authority to record a Lien on the land records, or

                (e) any residual contamination on or under the Land, or affecting any natural resources, and to any contamination of any property or natural resources arising in connection with the generation, use, handling, storage, transport or disposal of any such Hazardous Materials, and irrespective of whether any of such activities were or will be undertaken in accordance with applicable laws, regulations, codes and ordinances for which any Indemnitee or Lessee may be legally liable;

PROVIDED, HOWEVER, the Lessee shall not be required to indemnify any Indemnitee under this SECTION 27.2; for (1) any Claim to the extent resulting from the willful misconduct or gross negligence of such Indemnitee (it being understood that the Lessee shall be required to indemnify an Indemnitee even if the ordinary (but not gross) negligence of such Indemnitee caused or contributed to such Claim) or (2) any Claim to the extent attributable to acts or events occurring after the expiration of the Lease Term and the return or remarketing of the Properties so long as the Lessor is not exercising remedies against the Lessee in respect of the Operative Documents. It is expressly understood and agreed that the indemnity provided for herein shall survive the expiration or termination of and shall be separate and independent from any remedy under this Lease or any other Operative Document.

         27.3   TAX INDEMNITY.

                (a) The Lessee agrees, whether or not any of the transactions contemplated hereby shall be consummated, to indemnify, protect, defend, save and hold harmless each Indemnitee, on an After Tax Basis, from and against, any and all Impositions that may be imposed on, incurred by or asserted against such Indemnitee (whether because of action or omission by such Indemnitee or otherwise), whether or not such Indemnitee shall also be indemnified as to any such Impositions by any other Person and whether or not such Impositions arise or accrue prior to the Closing Date or after the Expiration Date.

                (b) Any Imposition indemnifiable under this SECTION 27.3 shall be paid directly when due to the applicable taxing authority if direct payment is practicable and permitted. If direct payment to the applicable taxing authority is not permitted or is otherwise not made, any amount payable to an Indemnitee pursuant to this SECTION 27.3 shall be paid within thirty (30) days after receipt of a written demand therefor from such Indemnitee accompanied by a written statement describing in reasonable detail the amount so payable, but not before two Business Days prior to the date that the relevant Taxes are due. Any payments made pursuant to this SECTION 27.3 directly to the Indemnitee entitled thereto shall be made in immediately available funds at such bank or to such account as specified by the payee in written directions to the payor, or, if no such direction shall have been given, by check of the payor payable to the order of the payee by certified mail, postage prepaid at its address. Upon the request of any Indemnitee with respect to an Imposition that the Lessee is required to pay, the Lessee shall furnish such Indemnitee the original or a certified copy of a receipt for the Lessee's payment of such Imposition or such other evidence of payment as is reasonably acceptable to such Indemnitee.

                (c) Except in the case of a payment to any Lender, at the Lessee's request, the amount of any indemnity payment by the Lessee pursuant to this SECTION 27.3 shall be verified and certified by an independent public accounting firm mutually acceptable to the Lessee and the Indemnitee. The Indemnitee shall provide such independent public accounting firm, on a confidential basis, the requisite

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financial information. The costs of such verification shall be borne by the
Lessee unless such verification shall result in an adjustment in the Lessee's favor of the lesser of (i) $10,000, and (ii) five percent of the payment as computed by the Indemnitee, in which case such fee shall be paid by the Indemnitee. In no event shall the Lessee have the right to review the Indemnitee's tax returns or receive any other confidential information from the Indemnitee in connection with such verification. Any information provided to such independent public accounting firm by any Person shall be and remain the exclusive property of such Person and shall be deemed by the parties to be (and the independent public accounting firm will confirm in writing that they will treat such information as) the private, proprietary and confidential property of such Person, and no Person other than such Person and the independent public accounting firm shall be entitled thereto and all such materials shall be returned to such Person. Such independent public accounting firm shall be requested to make its determination within thirty (30) days of the Lessee's request for verifications and the computations of the independent public accounting firm shall be final, binding and conclusive upon the Lessee and the Indemnitee. The parties agree that the sole responsibility of the independent public accounting firm shall be to verify the amount of a payment pursuant to this Lease and that matters of interpretation of this Lease are not within the scope of the independent public accounting firm's responsibilities.

                (d) The Lessor represents and warrants that it will not, prior to the termination of this Lease, claim ownership of (or any tax benefits, including depreciation, with respect to) the Leased Assets for any income tax purposes, it being understood that the Lessee is and will remain the owner of the Leased Assets for such income tax purposes until the termination of this Lease.

         27.4   PROCEEDINGS IN RESPECT OF CLAIMS.

                (a) If any Claim shall be made against any Indemnitee or if any action, suit or proceeding shall be brought against any Indemnitee in respect of any Claim for which such Indemnitee is entitled to be indemnified hereunder, such Indemnitee shall promptly notify the Lessee in writing (PROVIDED that failure to so notify the Lessee shall not alter such Indemnitee's rights under this SECTION 27 except to the extent such failure precludes or materially adversely affects the Lessee's ability to conduct a contest of any Claim), and the Lessee shall be entitled, at its expense, to participate in, and, to the extent that the Lessee desires to, assume and control the defense thereof; PROVIDED, HOWEVER, that the Lessee shall have acknowledged in writing its obligation to fully indemnify such Indemnitee in respect of such action, suit or proceeding, and, the Lessee shall keep such Indemnitee fully apprised of the status of such action, suit or proceeding and shall provide such Indemnitee with all information with respect to such action, suit or proceeding as such Indemnitee shall reasonably request, and PROVIDED, further, that the Lessee shall not be entitled to assume and control the defense of any such action, suit or proceeding if and to the extent that, (A) in the reasonable opinion of such Indemnitee, (x) such action, suit or proceeding involves any risk of imposition of criminal liability or any risk of imposition of material civil liability on such Indemnitee beyond that for which the Indemnitee is jointly and severally liable with the Lessor or will involve a material risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Lien) on any Leased Asset or any part thereof unless, in the case of civil liability, the Lessee shall have posted a bond or other security satisfactory to the relevant Indemnitees in respect to such risk or (y) the control of such action, suit or proceeding would involve a material conflict of interest on the part of the Lessee, (B) such proceeding involves Claims not fully indemnified by the Lessee which the Lessee and the Indemnitee have been unable to sever from the indemnified claim(s), or (C) an Event of Default has occurred and is continuing. The Indemnitee may participate in a reasonable manner at its own expense and with its own counsel in any proceeding conducted by the Lessee in accordance with the foregoing. The Lessee shall not enter into any settlement or other compromise with respect to any Claim which is entitled to be indemnified under
SECTION 27.1, 27.2 or 27.3 without the prior written consent of the Indemnitee which consent shall not be unreasonably withheld in the case of a money settlement not involving an admission of liability of such Indemnitee; PROVIDED, HOWEVER, that in the event that such

                                      -41-
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Indemnitee withholds consent to any settlement or other compromise, the Lessee shall not be required to indemnify such Indemnitee under SECTION 27.1, 27.2 or
27.3 to the extent that the applicable Claim (x) is for legal fees and expenses incurred after the date of the proposed settlement or (y) results in a judgment in excess of such offered money settlement.

                (b) Each Indemnitee shall at the expense of the Lessee supply the Lessee with such information and documents reasonably requested by the Lessee and in the possession of such Indemnitee as are necessary or advisable for the Lessee to participate in any action, suit or proceeding to the extent permitted by this SECTION 27.4. Unless an Event of Default shall have occurred and be continuing under SECTION 20.1(a), (g) OR (h), no Indemnitee shall enter into any settlement or other compromise with respect to any Claim for which it is entitled to be indemnified under SECTION 27.1, 27.2 or 27.3 without the prior written consent of the Lessee, which consent shall not be unreasonably withheld, unless such Indemnitee waives its right to be indemnified under SECTION 27.1,
27.2 or 27.3 with respect to such Claim.

                (c) Any amount required to be paid to an Indemnitee pursuant to
SECTION 27.1 or 27.2 shall be paid to such Indemnitee promptly upon receipt of a written demand therefor from such Indemnitee, accompanied by a written statement describing in reasonable detail the basis for such indemnity and the computation of the amount so payable and, if requested by the Lessee, such determination shall be verified by a nationally recognized independent accounting firm mutually acceptable to the Lessee and the Indemnitee at the expense of the Lessee; PROVIDED, HOWEVER, that if the Lessee has assumed the defense of the related Claim or is paying the costs of the Indemnitee's defense of the related Claim on an ongoing basis, the Lessee shall not be required to pay such amount to the applicable Indemnitee until such time as a judgment is entered with respect to such Claim, the enforcement of which is not stayed or which judgment is not bonded over, or the Claim is otherwise settled or lost. Upon reimbursement of payment in full of any Claim by the Lessee pursuant to SECTION 27.1, 27.2 or 27.3 to or on behalf of an Indemnitee, the Lessee, without any further action, shall be subrogated to any and all claims that such Indemnitee may have relating thereto (including claims in respect of insurance policies maintained by such Indemnitee at its own expense), and such Indemnitee shall execute such instruments of assignment and conveyance, evidence of claims and payment and such other documents, instruments and agreements as may be necessary to preserve any such claims and otherwise cooperate with the Lessee and give such further assurances as are necessary or advisable to enable the Lessee vigorously to pursue such claims.

         27.5 CONSTRUCTION PROPERTIES. Notwithstanding anything to the contrary in this SECTION 27, the Lessee's obligation to indemnify any Indemnitee for any Claim or Imposition relating to a Construction Property during the Construction Period applicable thereto shall be subject to the provisions of
SECTION 2.9 of the Construction Agency Agreement.

                                 ARTICLE XXVIII

                              ESTOPPEL CERTIFICATES

         28.1 ESTOPPEL CERTIFICATES. At any time and from time to time upon not less than twenty (20) days' prior request by the Lessor or the Lessee (the "REQUESTING PARTY"), the other party (whichever party shall have received such request, the "CERTIFYING PARTY") shall furnish to the Requesting Party (but in the case of the Lessor, as Certifying Party, not more than four (4) times per year unless required to satisfy the requirements of any sublessees and only to the extent that the required information has been provided to the Lessor by the Lessee) a certificate signed by an individual having the office of vice president or higher in the Certifying Party certifying that this Lease is in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications); the dates to which the Base Rent and Supplemental Rent have been paid; to the best knowledge of the signer of such certificate, whether or not

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the Requesting Party is in default under any of its obligations hereunder (and, if so, the nature of such alleged default); and such other matters under this Lease as the Requesting Party may reasonably request. Any such certificate furnished pursuant to this ARTICLE XXVIII may be relied upon by the Requesting Party, and any existing or prospective mortgagee, purchaser or lender, and any accountant or auditor, of, from or to the Requesting Party (or any Affiliate thereof).

                                  ARTICLE XXIX

                             ACCEPTANCE OF SURRENDER

         29.1 ACCEPTANCE OF SURRENDER. No surrender to the Lessor of this Lease or of all or any portion of any Leased Asset or of any part of any thereof or of any interest therein shall be valid or effective unless agreed to and accepted in writing by the Lessor, and no act by the Lessor or any representative or agent of the Lessor, other than a written acceptance, shall constitute an acceptance of any such surrender.

                                  ARTICLE XXX

                               NO MERGER OF TITLE

         30.1 NO MERGER OF TITLE. There shall be no merger of this Lease or of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, in whole or in part, (i) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate, (ii) the fee or ground leasehold estate in any Leased Asset, except as may expressly be stated in a written instrument duly executed and delivered by the appropriate Person or (iii) a beneficial interest in the Lessor.

                                  ARTICLE XXXI

                              INTENT OF THE PARTIES

         31.1   OWNERSHIP OF THE LEASED ASSETS.

                (a) It is the intent of the parties hereto that for financial accounting and reporting purposes this Lease constitutes an "operating lease" pursuant to Statement of Financial Accounting Standards No. 13, as amended, and for purposes of commercial, real estate, bankruptcy and federal, state and local income tax law, the transaction contemplated hereby is a financing arrangement and preserves ownership of the Property in the Lessee.

                (b) It is the intent of the parties hereto that (i) for all purposes other than financial accounting and reporting, the obligations of the Lessee under this Lease to pay Capitalized Interest or Basic Rent and Supplemental Rent or Lease Balance in connection with any purchase of the Property pursuant to this Lease shall be treated as payments of interest on and principal of, respectively, loans from the Lessor to the Lessee, and (ii) this Lease grants to the Lessor a security interest and deed of trust on the portions of the Property which do not constitute interests in real property, in each case to secure the Lessee's performance under and payment of all amounts under this Lease and the other Operative Documents. The Lessor and the Lessee agree that for all federal, state and local tax purposes the Lessor and the Lessee shall treat, and take no action that is in any way inconsistent with the treatment of, the transaction contemplated hereby as a financing arrangement which preserves tax ownership of the Property in the Lessee in accordance with the intent of the parties as set forth in this SECTION 31.1.

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                                 ARTICLE XXXII

                      PAYMENT OF EXPENSES; YIELD PROTECTION

         32.1   TRANSACTION EXPENSES.

                (a) The Lessee shall pay, or cause to be paid, from time to time all Transaction Expenses in respect of the transactions taking place on the Closing Date and on each Funding Date on such respective date; PROVIDED, HOWEVER, that, if the Lessee has not received written invoices therefor five (5) days prior to such date, such Transaction Expenses shall be paid on the earlier of (i) the next Funding Date and (ii) the date thirty-five (35) days after the Lessee has received written invoices therefor.

                (b) The Lessee shall promptly pay or cause to be paid (i) all reasonable Transaction Expenses from time to time incurred by the Lessor, the Administrative Agent, the Collateral Agent and each Equity Participant in entering into any future amendments or supplements with respect to any of the Operative Documents, or giving or withholding of waivers of consents hereto or thereto (in each case, which has been requested or approved by the Lessee), (ii) all reasonable Transaction Expenses incurred by the Lessor, the Administrative Agent and the Collateral Agent in connection with any purchase, sale or exchange of any Leased Asset by the Lessee or other Person pursuant to this Lease or the Construction Agency Agreement and (iii) all Transaction Expenses incurred by the Lessor, the Administrative Agent, the Collateral Agent, each Lender and each Equity Participant in respect of enforcement of any of their rights or remedies against the Lessee or the Guarantor in respect of the Operative Documents.

                (c) Notwithstanding anything to the contrary contained herein, if the Lessor has paid any Transaction Costs which the Lessee is responsible for paying hereunder or under the other Operative Documents, then, in lieu of requiring the Lessee to reimburse the Lessor therefor, the Lessor may, on the Acquisition Date for any Property, add a pro rata portion of such unreimbursed Transaction Costs (plus the Lessor's cost of financing the same from the date paid by the Lessor to such Acquisition Date) to the Lease Balance for such Property, and the Lessor shall be deemed to have made a Funding in an amount equal to such pro rata portion.

         32.2 BROKERS' FEES AND STAMP TAXES. The Lessee shall pay or cause to be paid any brokers' fees and any and all stamp, transfer and other similar taxes, fees and excises, if any, including any interest and penalties, which are payable in connection with the transactions contemplated by this Lease and the other Operative Documents. The Lessor and the Lessee each represent to the other that it has not employed any brokers in connection with the transactions contemplated by the Operative Documents.

         32.3 FUNDING LOSSES. If (i) any payment of Base Rent or any portion of a Lease Balance is made on any day other than a Scheduled Payment Date therefor, (ii) any Funding is not made on the date specified therefor in the related Funding Request (other than as a result of a breach by the Lessor of its obligation under SECTION 3.1 to make such Funding) or (iii) the Eurodollar Rate applicable to any Loan or equity contribution made to the Lessor is converted to the Alternate Base Rate on any day other than a Scheduled Payment Date, then the Lessee shall pay, as Supplemental Rent, to the Lessor, each Lender and each Equity Participant within fifteen (15) days after demand an amount equal to any resulting loss or expense incurred by it, including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment, PROVIDED that the Lessor, such Lender or such Equity Participant, as the case may be, shall have delivered to the Lessee a certificate as to the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error.

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         32.4   REGULATION D COMPENSATION. For so long as any Equity Participant or any Lender is required to maintain reserves against "Eurocurrency
Liabilities" (or any other category of liabilities which include deposits by reference to which the Base Rent is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Lender to United States residents), and, as a result, the cost to (i) any Equity Participant of making or maintaining its equity contributions pursuant to the Trust Agreement or (ii) any Lender of making or maintaining its Loans, which in each case bear interest by reference to the Eurodollar Rate is increased, then the Lessor, on behalf of such Equity Participant or such Lender, as the case may be, may require the Lessee to pay, contemporaneously with each payment of Base Rent, as Supplemental Rent, an additional amount at a rate per annum up to but not exceeding the excess of (i) (A) the applicable Eurodollar Rate divided by
(B) one minus the Eurocurrency Reserve Requirements over (ii) the applicable Eurodollar Rate to reimburse such Equity Participant or such Lender. In the event that an Equity Participant or a Lender wishes to require payment of such additional amount, the Lessor (x) shall so notify the Lessee, in which case such Supplemental Rent shall be payable to such Equity Participant or such Lender, as the case may be, at the place indicated in such notice and (y) shall furnish to the Lessee at least five (5) Business Days prior to each date on which Rent is payable a certificate setting forth the amount to which it is then entitled under this Section. Each such certificate shall be accompanied by such information as the Lessee may reasonably request as to the computation set forth therein.

         32.5   INCREASED COST AND REDUCED RETURN.

                (a) In the event that the adoption of any applicable law, rule or regulation, or any change therein or in the interpretation or application thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof or compliance by the Lessor, any Equity Participant or any Lender with any request or directive after the date hereof (whether or not having the force of law) of any such authority, central bank or comparable agency:

                      (i) does or shall impose, modify or hold applicable any reserve, special deposit, insurance assessment, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, the Lessor, any office of any Equity Participant or any Lender which are not otherwise included in determination of calculation of Base Rent hereunder or covered by SECTION 32.4; or

                      (ii) does or shall impose on the Lessor, any Equity Participant or any Lender any other condition;

and the result of any of the foregoing is to increase the cost to any Equity Participant or any Lender of making or maintaining Fundings, contributions under the Trust Agreement or Loans, in each case based on the Eurodollar Rate, as the case may be, or to reduce any amount receivable hereunder in respect thereof, then from time to time, within fifteen (15) days after demand by any Equity Participant or any Lender, the Lessee shall pay to the Lessor, as Supplemental Rent, any additional amounts necessary to compensate such affected Person for such increased cost or reduced amount receivable.

                (b) If any Equity Participant or any Lender shall have determined that the adoption after the date hereof of any applicable law, rule or regulation regarding capital adequacy, or any change therein after the date hereof, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive issued after the date hereof regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of any Equity Participant or any Lender (or any entity directly or

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indirectly controlling any of such Persons) as a consequence of their respective obligations under the Operative Documents to a level below that which they could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy), then from time to time, within fifteen (15) days after demand by any Equity Participant or any Lender, the Lessee shall pay to the Lessor, as Supplemental Rent, such additional amount or amounts as will compensate the Equity Participants and the Lenders (or their respective controlling entities) for such reduction.

                (c) The Lessor, any Equity Participant and any Lender will notify the Lessee of any event occurring after the date of this Lease which will entitle such entity to compensation pursuant to SECTION 32.5(a) OR (b) (an "ADDITIONAL COST EVENT") as promptly as practicable after it obtains knowledge thereof and determines to request such compensation, and (if so requested by the Lessee) will designate a different office for its Fundings, equity contributions or Loans, as the case may be, if such designation would avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of the Lessor, such Equity Participant or such Lender, be disadvantageous to it; PROVIDED that the Lessee shall not be obligated to compensate the Lessor, such Equity Participant or such Lender for any such additional costs incurred more than 180 days prior to the time the Lessor, such Equity Participant or such Lender first notifies the Lessee of such Additional Cost Event. A statement of the Lessor, any Equity Participant or any Lender claiming compensation under
SECTION 32.5 (a) OR (b), setting forth the calculations and the basis therefor (using reasonable averaging and attribution methods), in each case in reasonable detail, shall be conclusive absent manifest error.

                (d) If any Equity Participant or Lender requests compensation from the Lessee under SECTION 32.4 or SECTION 32.5, the Lessee may, by notice to the Lessor, require the Lessor to exercise any rights available to it under the Trust Agreement or the Credit Agreement to cause the yield on its equity contributions or the interest on the Loans, as the case may be, to be based upon the Alternate Base Rate from and after the last day of the current Interest period with respect thereto and until the Additional Cost Event giving rise to such request ceases to be in effect.

                                 ARTICLE XXXIII

                    OTHER COVENANTS AND AGREEMENTS OF LESSEE

         33.1 INFORMATION. The Lessee will deliver to the Lessor and the Administrative Agent:

                (a) within five (5) days after a Responsible Employee of the Lessee or any Affiliate of the Lessee obtains knowledge thereof, notice of (i) the occurrence of each Default or Event of Default and (ii) the commencement of any litigation which is of the type referred to in SECTION 6.2(d) or which, if adversely determined, could have a material adverse effect on the value of any Leased Asset, in each case together with a statement of an authorized officer setting forth details thereof and the action that the Lessee proposes to take with respect thereto;

                (b) from time to time, such additional information regarding (i) the business, properties, financial condition, operations or prospects of the Lessee, the Guarantor or its Subsidiaries, or (ii) the Leased Assets or the status of any construction thereon, in each case as the Lessor or the Administrative Agent may reasonably request; and

                (c) not later than five (5) Business Days after execution thereof, copies of all amendments to and waivers of the Iron Mountain Credit Agreement.

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                                 ARTICLE XXXIV

                                  MISCELLANEOUS

         34.1 SURVIVAL; SEVERABILITY; ETC. If any term or provision of this Lease or any application thereof shall be declared invalid or unenforceable, the remainder of this Lease and any other application of such term or provision shall not be affected thereby. If any right or option of the Lessee provided in this Lease would, in the absence of the limitation imposed by this sentence, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule of law relating to the vesting of an interest in or the suspension of the power of alienation of property, then such right or option shall be exercisable only during the period which shall end twenty-one (21) years after the date of death of the last survivor of the descendants of Franklin D. Roosevelt, the former President of the United States, and John D. Rockefeller, the founder of the Standard Oil Company, known to be alive on the date of the execution, acknowledgement and delivery of this Lease.

         34.2 AMENDMENTS AND MODIFICATIONS. Neither this Lease nor any provision hereof may be amended, modified, supplemented, waived, discharged or terminated except by an instrument in writing signed by the Lessor and the Lessee.

         34.3 NO WAIVER. No failure by the Lessor or the Lessee to insist upon the strict performance of any term hereof or to exercise any right, power or remedy upon a default hereunder, and no acceptance of full or partial payment of Rent during the continuance of any such default, shall constitute a waiver of any such default or of any such term. To the fullest extent permitted by law, no waiver of any default shall affect or alter this Lease, and this Lease shall continue in full force and effect with respect to any other then existing or subsequent default.

         34.4 NOTICES. All notices, demands, requests, consents, approvals and other communications hereunder shall be in writing (including by facsimile), and directed to the address of the appropriate party as set forth in SCHEDULE I hereto.

         34.5 SUCCESSORS AND ASSIGNS. All the terms and provisions of this Lease shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         34.6 HEADINGS AND TABLE OF CONTENTS. The headings and table of contents in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         34.7 COUNTERPARTS. This Lease may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.

         34.8 GOVERNING LAW. THIS LEASE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES, EXCEPT AS TO MATTERS RELATING TO THE CREATION OF THE LEASEHOLD ESTATES HEREUNDER WITH RESPECT TO ANY PROPERTY (AS DEFINED IN THIS LEASE) AND THE EXERCISE OF RIGHTS AND REMEDIES WITH RESPECT THERETO, WHICH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE WHERE SUCH PROPERTY IS LOCATED. WITHOUT LIMITING THE FOREGOING, TO THE EXTENT THAT THIS LEASE IS DEEMED TO CONSTITUTE A FINANCING AS PROVIDED IN
SECTION 31.1, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, SHALL GOVERN THE CREATION, TERMS AND PROVISIONS OF ANY INDEBTEDNESS EVIDENCED HEREBY, BUT ANY LIEN CREATED HEREBY AND THE CREATION AND THE

ENFORCEMENT OF SAID LIEN WITH RESPECT TO ANY PROPERTY (AS DEFINED IN THIS LEASE) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE WHERE SUCH PROPERTY IS LOCATED.

         34.9 ORIGINAL LEASE. The single executed original of this Lease containing the receipt of the Lessor therefor on or following the signature page thereof shall be the Original Executed Counterpart of this Lease (the "ORIGINAL EXECUTED COUNTERPART"). To the extent that this Lease constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

         34.10 WAIVER OF JURY TRIAL. THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS LEASE AND/OR ANY OF THE OTHER OPERATIVE DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF SUCH PARTIES. THE PARTIES HERETO ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THE LEASE AND EACH SUCH OTHER OPERATIVE DOCUMENTS.

         34.11   NATURE OF LESSOR'S OBLIGATIONS; LIMITATIONS ON LIABILITY;
SURVIVAL.

                (a) Notwithstanding any provision to the contrary in this Lease, except with respect to Lessor Liens, any breach by an Equity Participant of a valid obligation to make an Equity Contribution, any representation or warranty made by the Trustee in its individual capacity in any Operative Document and CLAUSE (v) or (vi) of SECTION 34.11(b), it is understood and agreed that (irrespective of any breach of any representation (except any representation made by the Trustee in its individual capacity), covenant, agreement or undertaking of any nature whatsoever made by the Lessor in this Lease or in any other Operative Document) no recourse shall be had under any rule of law, statute or constitution or by the enforcement of any assessments or penalties or otherwise for the payment of any amounts due hereunder or for any claim based herein or otherwise in respect hereof against (i) the Trustee, in its individual capacity (except as a result of its gross negligence, fraud or willful misconduct) or any past, present or future Affiliate, officer, director, owner, beneficiary, shareholder, agent, employee or partner of the Borrower or any of its legal representatives, successors or assigns or (ii) any Person on the grounds that, in entering into the transaction evidenced by any of the Operative Documents to which the Lessor is a party, the Lessor or any Equity Participant was acting as an agent for the account and benefit of such Person and that such Person was or was alleged to be the principal of the Lessor (unless the Lessor is acting or failing to act in accordance with instructions of such Person). By entering into this Lease, each party hereto agrees that (except as specifically provided above) all such liability (x) of the Trustee, in its individual capacity, or any past, present or future Affiliate, officer, director, owner, beneficiary, shareholder, agent, employee or partner of the Borrower or any of their respective legal representatives, successors or assigns or (y) of such other Person, is and is being expressly waived and released as a condition of and as a consideration for the execution of the Operative Documents.

                (b) Nothing contained herein or in any of the other Operative Documents, however, shall be taken to (i) prevent recourse to and the enforcement against the Collateral of and for all liabilities, obligations and undertakings contained in the Operative Documents, (ii) limit, restrict, or impair the right of the Lenders to accelerate the maturity of the Notes upon the occurrence of an Event of Default (as defined in the Credit Agreement), (iii) prevent the bringing of an action or obtaining of a judgment against the Lessor; PROVIDED that, except as set forth in CLAUSES (v) and (vi) below and as provided in the preceding paragraph, none of the Trustee, in its individual capacity, nor any past, present or future Affiliate, officer, director, owner, beneficiary, shareholder, agent, employee or partner thereof or any of their respective legal representatives, successors or assigns shall have any individual or personal liability on such judgment and the satisfaction thereof shall be limited to the sums due and to become due under this Lease, the Construction Agency Agreement or the Guaranty and to the other Collateral, (iv) prevent the bringing of an action or obtaining of a judgment to foreclose the lien of any Mortgage or otherwise realize upon the sums due or to become due under this Lease, the Construction Agency Agreement or the Guaranty or upon the Collateral, including the right to proceed against the Lessee under this Lease or the Construction Agency Agreement, or the Guarantor under the Guaranty, (v) prevent recourse against the Trustee, in its individual capacity, for payment of net income, franchise, estate, inheritance, succession, transfer or profits taxes assessed against the Trustee, in its individual capacity, that the Lessee is not obligated to pay or discharge under the Lease, or (vi) prevent recourse to the Trustee, in its individual capacity, directly for damages resulting from its fraud, gross negligence or willful misconduct.

                (c) The provisions of this SECTION 34.11 shall survive the termination of this Lease and the other Operative Documents.

         IN WITNESS WHEREOF, the parties have caused this Lease be duly executed and delivered as of the date first above written.

                                   IRON MOUNTAIN STATUTORY TRUST - 2001,
                                      as Lessor

                                   By:    First Union National Bank,
                                          not in its individual capacity, except
                                          as expressly provided herein, but
                                          solely as trustee

                                   By: /s/ W. Jeffrey Kramer
                                       -----------------------------------------
                                       Name:  W. Jeffrey Kramer
                                       Title: Vice President



                                   IRON MOUNTAIN RECORDS
                                   MANAGEMENT, INC.,
                                      as Lessee

                                   By: /s/ John P. Lawrence
                                       -----------------------------------------
                                       Name: John P. Lawrence
                                       Title: Vice President

THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART.

Receipt of this original counterpart of the foregoing Lease is hereby acknowledged as of the date hereof.

         THE BANK OF NOVA SCOTIA,
              as Collateral Agent


         By:  /s/ T.M. Pitcher
              -----------------------------------------------
              Name:  T.M. Pitcher
              Title: Authorized Signatory

                                                                      APPENDIX 1

                                          TO MASTER LEASE AND SECURITY AGREEMENT


                         DEFINITIONS AND INTERPRETATION


         A. INTERPRETATION. In each Operative Document, unless a clear contrary intention appears:

         (i) the singular number includes the plural number and VICE VERSA;

        (ii) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by the Operative Documents, and, unless otherwise provided or the context otherwise requires, reference to a Person in a particular capacity excludes such Person in any other capacity or individually;

       (iii) reference to any gender includes each other gender;

        (iv) reference to any agreement, document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of the other Operative Documents and reference to any promissory note includes any promissory note which is an extension or renewal thereof or a substitute or replacement therefor;

         (v) reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any Applicable Law means that provision of such Applicable Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision;

        (vi) reference in any Operative Document to any Article, Section, Appendix, Schedule or Exhibit means such Article or Section thereof or Appendix, Schedule or Exhibit thereto;

       (vii) "hereunder", "hereof", "hereto" and words of similar import shall be deemed references to an Operative Document as a whole and not to any particular Article, Section or other provision thereof;

      (viii) "including" (and with correlative meaning "include") means including without limiting the generality of any description preceding such term;

        (ix) "or" is not exclusive; and

         (x) relative to the determination of any period of time, "from" means "from and including" and "to" means "to but excluding".

         B. ACCOUNTING TERMS. In each Operative Document, unless expressly otherwise provided, accounting terms shall be construed and interpreted, and accounting determinations and computations shall be made, in accordance with GAAP (as defined herein).

         C. CONFLICT IN OPERATIVE DOCUMENTS. If there is any conflict between any Operative Documents, such Operative Document shall be interpreted and construed, if possible, so as to avoid or minimize such conflict but, to the extent (and only to the extent) of such conflict, the Lease shall prevail and control.

         D. LEGAL REPRESENTATION OF THE PARTIES. The Operative Documents were negotiated by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring the Operative Document to be construed or interpreted against any party shall not apply to any construction or interpretation hereof or thereof.

         E. DEFINED TERMS. Unless a clear contrary intention appears, terms defined herein have the respective indicated meanings when used in each Operative Document. All capitalized terms used in the Operative Documents but not otherwise defined in this APPENDIX 1 shall have the meanings, where applicable, given to such terms in the Credit Agreement (as defined herein).

         "ACCOUNTS RECEIVABLE FINANCING" means any accounts receivable sale arrangement, credit facility or conditional purchase contract or similar arrangement providing financing secured directly or indirectly by the accounts receivable and related records, collateral and rights of the Guarantor or its Subsidiaries; PROVIDED that any such transaction shall be consummated pursuant to documentation in form and substance reasonably satisfactory to the IM Administrative Agent, as evidenced by its written approval thereof (such approval not to be unreasonably withheld).

         "ACQUIRED DEBT" means, with respect to the Guarantor or any Subsidiary, Indebtedness of any other Person, existing at the time such other Person merged with or into or became a Subsidiary of the Guarantor or any Subsidiary thereof in connection with a Permitted Acquisition occurring after the Effective Date, PROVIDED that (i) such Indebtedness was not created by such other Person in contemplation of such acquisition and (ii) the aggregate outstanding principal amount of such Indebtedness shall not at any time exceed $15,000,000, PROVIDED, FURTHER, that if the amount "$15,000,000" in the definition of "Acquired Debt" in the Iron Mountain Credit Agreement is changed pursuant to any amendment, modification or supplement of the Iron Mountain Credit Agreement, then the amount "$15,000,000" contained in this definition shall likewise change.

         "ACQUISITION" means an acquisition of assets of, or all or substantially all of the capital stock of, another business by Guarantor and/or one or more of its Subsidiaries.

         "ACQUISITION CONSIDERATION" means, with respect to any Acquisition, the aggregate amount of consideration paid by Guarantor and its Subsidiaries in connection therewith, inclusive of (a) Stock Consideration and (b) other consideration on account of (i) any expenses incurred in connection with such Acquisition, (ii) liabilities under agreements not to compete incurred in connection with such Acquisition, (iii) the principal amount of Indebtedness assumed in connection with such Acquisition and (iv) Additional Expenditures related to such Acquisition.

         "ACQUISITION DATE" means, with respect to any Property, (i) the Funding Date on which the Lessor acquires title to, or a leasehold interest in, the Land constituting a part of such Property or (ii) the Exchange Date on which the Lessor acquires any Substituted Property.

         "ACQUISITION FUNDING REQUEST" means a funding request substantially in the form of EXHIBIT A-1 to the Lease.

         "ADDITIONAL EXPENDITURES" means, with respect to any Acquisition, amounts expended or to be expended by Guarantor and its Subsidiaries within twelve months after the date of such Acquisition to acquire or construct facilities and equipment that are not part of the assets acquired pursuant to such Acquisition but which are deemed by Guarantor to be essential for the integration or restructuring of the assets so acquired.

         "ADDITIONAL PAYMENT DATE" means each, the last day of each Interest Period which does not end on a Scheduled Payment Date and the Expiration Date for each Leased Asset.

         "ADJUSTED EBITDA" means, for any period, Consolidated EBITDA for such period, minus the tax provision for such period currently payable.

         "ADMINISTRATIVE AGENT" means The Bank of Nova Scotia, in its capacity as administrative agent under the Credit Agreement.

         "ADMINISTRATIVE AGENT FEE LETTER" means the letter agreement, dated May 22, 2001, among the Guarantor, the Lessee and the Administrative Agent.

         "AFFILIATE" means, when used with respect to any Person, any other Person directly or indirectly Controlling or Controlled by or under direct or indirect common Control with such Person.

         "AFTER TAX BASIS" means, with respect to any payment to be received, the amount of such payment increased so that, after subtracting the amount of any taxes required to be paid by the recipient with respect to the receipt by the recipient of such payment (after taking into account any deduction to which the recipient is entitled with respect to such payment), such payment (as so reduced) is equal to the payment otherwise required to be made.

         "ALTERNATE BASE RATE" means, for any day, an interest rate equal to the higher of (i) the sum of the Federal Funds Effective Rate for such day PLUS 0.50% per annum and (ii) the base rate of the Administrative Agent as in effect on such day.

         "APPLICABLE LAW" means all existing and future applicable laws, rules, regulations, statutes, treaties, codes, ordinances, permits, certificates, orders and licenses of and interpretations by, any Governmental Authority (including Environmental Laws), and applicable judgments, decrees, injunctions, writs, orders or like action of any court, arbitrator or other administrative, judicial or quasi-judicial tribunal or agency of competent jurisdiction.

         "APPLICABLE LEVERAGE RATIO" means, at any time, the Leverage Ratio as at the end of the most recent fiscal quarter of the Guarantor in respect of which financial statements have been delivered by the Guarantor pursuant to
SECTION 10 of the Guaranty; PROVIDED, that no change in the Applicable Leverage Ratio will take effect until the date five (5) Business Days following receipt by the Administrative Agent of the applicable financial statements.

         "APPRAISAL" means, with respect to any Property or any portion thereof, an appraisal, prepared by a reputable appraiser selected by the Administrative Agent, of such Property or such portion which complies with all of the provisions of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended, the rules and regulations adopted pursuant thereto, and all other applicable Requirements of Law and, in the case of the Appraisal delivered on or prior to the Acquisition Date for such Property, will appraise the Fair Market Sales Value of such Property (i) as built in accordance with the Plans and Specifications as of Substantial Completion for such Property (in the case of Construction Property) or as improved by any Tenant Improvements (in the case of a Property for which the Lessor is funding Tenant Improvements) and (ii) as of the Expiration Date for such Property.

         "APPURTENANT RIGHTS" means (i) all agreements, easements, rights of way or use, rights of ingress or egress, privileges, appurtenances, tenements, hereditaments and other rights and benefits at any time belonging or pertaining to any Land or the related Improvements, including the use of any streets, ways, alleys, vaults or strips of land adjoining, abutting, adjacent or contiguous to such Land and (ii) all permits, licenses and rights, whether or not of record, appurtenant to such Land.

         "ARCHITECT" means an independent architect employed by Lessee in connection with the transactions contemplated by the Construction Agency Agreement.

         "ASSETS" means, with respect to any Person, any and all assets or property of any kind, real or personal, tangible or intangible, now owned or hereafter acquired by such Person.

         "AVAILABLE COMMITMENT" means, at any time, an amount equal to the excess, if any, of (i) the amount of the Total Commitment over (ii) the aggregate principal amount of all Fundings made or deemed made prior to such time.

         "BANKRUPTCY LAWS" means Title 11 of the United States Code or any other Federal or state bankruptcy, insolvency or similar law, now or hereafter in effect in the United States relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts of any Person.

         "BASE DATE" means November 22, 2002.

         "BASE LEASE TERM" means, with respect to each Leased Asset, the period commencing on the Base Date and ending on the Expiration Date for such Leased Asset; PROVIDED, HOWEVER, that if the Lease Commencement Date for any Construction Property is after the Base Date, then the Base Lease Term for such Property shall be the period from such Lease Commencement Date to the Expiration Date.

         "BASE RATE TRANCHE" means a portion of a Lease Balance funded by a Debt Contribution which bears interest at a fluctuating rate based upon the Alternate Base Rate.

         "BASE RENT" means the amount determined under APPENDIX 2 to the Lease.

         "BOARD" means the Board of Governors of the Federal Reserve System of the United States (or any successor).

         "BUDGET" means, with respect to any Construction Property, the budget for the Construction of the Improvements to such Property, as such budget may be amended from time to time in accordance with the Construction Agency Agreement.

         "BUSINESS DAY" means each day which is not a day on which banks in New York or London are generally authorized or obligated, by law or executive order, to close.

         "CAPITAL EXPENDITURES" means capital expenditures by the Guarantor or any of its Subsidiaries during the relevant period determined in accordance with GAAP.

         "CAPITAL LEASE OBLIGATIONS" means, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP (including Statement of Financial Accounting Standards No. 13 of the Financial Accounting Standards Board) and the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP (including such Statement No. 13).

         "CAPITALIZED COMMITMENT FEES" means, with respect to any Construction Property after the Acquisition Date therefor but prior to the Lease Commencement Date therefor, an amount for each Interest Period equal to the Commitment Fees accruing during such Interest Period in respect of the portion of the Available Commitment equal to the daily average amount by which the Maximum Lease Balance for such Property exceeds the Lease Balance for such Property.

         "CAPITALIZED INTEREST" means, with respect to any Construction Property after the Acquisition Date therefor but prior to the Lease Commencement Date therefor, an amount for each Interest Period equal to the sum of (i) the amount of interest payable under the Credit Agreement for such Interest Period with respect to the Debt Portion of the Lease Balance of such Property and (ii) the amount of certificate yield payable under the Trust Agreement for such Interest Period with respect to the Equity Portion of the Lease Balance of such Property.

         "CASUALTY" means any loss, theft, damage or destruction of all or any portion of a Leased Asset.

         "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C.Sections 9601 ET SEQ., as amended by the Superfund Amendments and Reauthorization Act of 1986.

         "CERTIFYING PARTY" is defined in SECTION 28.1 of the Lease.

         "CLAIMS" means any and all obligations, liabilities, losses, actions, suits, judgments, penalties, fines, claims, demands, settlements, fees, costs and expenses (including reasonable legal fees and expenses) of any nature whatsoever.

         "CLOSING DATE" is defined in SECTION 4.1 of the Lease.

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto.

         "COLLATERAL" is defined in SECTION 2 of the Intercreditor Agreement.

         "COLLATERAL ACCOUNT" has the meaning assigned to such term in the Intercreditor Agreement.

         "COLLATERAL AGENT" means The Bank of Nova Scotia, in its capacity as collateral agent under the Intercreditor Agreement.

         "COMMITMENT" means, with respect to a Lender, the obligation of such Lender to make Loans to the Lessor pursuant to the Credit Agreement.

         "COMMITMENT FEE" is defined in SECTION 7.4 of the Lease.

         "CONDEMNATION" means any condemnation, requisition, confiscation, seizure or other taking or sale of the use, access, occupancy, easement rights or title to any Leased Asset or any part thereof, wholly or partially (temporarily or permanently), by or on account of any actual or threatened eminent domain proceeding or other taking of action by any Person having the power of eminent domain, including an action by a Governmental Authority to change the grade of, or widen the streets adjacent to, any Property or alter the pedestrian or vehicular traffic flow to such Property so as to result in change in access to such Property, or by or on account of an eviction by paramount title or any transfer made in lieu of any such proceeding or action. A "CONDEMNATION" shall be deemed to have occurred on the earliest of the dates that use, occupancy or title vests in the condemning authority.

         "CONSOLIDATED EBITDA" means for any Person and any period, the sum (without duplication), determined on a consolidated basis for such Person and its Subsidiaries, of (a) net income for such period PLUS (b) to the extent deducted in determining net income for such period, the sum of (i) depreciation and amortization (including deferred financing costs, organization costs, goodwill and non-compete amortization) for such period, (ii) other non-cash expenses for such period,
(iii) Interest Expense for such period, (iv) provision for income taxes for such period, (v) extraordinary, unusual or non-recurring charges or other items (including, without limitation, losses arising from any natural disasters) for such period determined in accordance with GAAP, (vi) non-compete expenses for such period to the extent not capitalized in accordance with GAAP and (vii) losses on sales of fixed assets not in the ordinary course of business for such period after giving effect to any related charges for, reductions of or provisions for taxes thereon minus (c) to the extent included in the calculation of net income for such period, the sum of (i) other income (including interest income) for such period, (ii) extraordinary, unusual or non-recurring gains or other items for such period determined in accordance with GAAP, and (iii) gains on sales of fixed assets not in the ordinary course of business for such period after giving effect to any related charges for, reduction of or provisions for taxes thereon.

         For the purposes of calculating the ratios set forth in SECTIONS 11(a)(i), 11(a)(ii), 11(a)(iii) and 11(a)(vi) of the Guaranty there may, at the Guarantor's option (such option to be consistently applied with respect to both the Guarantor and the Lessee and each transaction), be included in Consolidated EBITDA for any relevant period, on a PRO FORMA basis (adjusted to give effect to expenses that will not be ongoing), the net income (and the additions and subtractions thereto referred to above) for such period of any Person (or assets) acquired after the commencement of such period in connection with (i) the Pierce Merger and (ii) any Permitted Acquisition or any acquisition pursuant to SECTION 9.14(viii)(b) of the Iron Mountain Credit Agreement (as in effect on the date hereof without regard to any subsequent amendment, modification, waiver, supplement or termination of such credit agreement) having Acquisition Consideration, in the case of any such Permitted Acquisition, or an aggregate amount of consideration paid, in the case of such acquisition pursuant to such
SECTION 9.14(viii)(b) of the Guaranty, of more than $500,000. The net income (and the related additions and subtractions) of the Person or assets acquired pursuant to such acquisition for such period shall be calculated by reference to the most recent available quarterly financial statements of the acquired business, annualized.

         "CONSTRUCTION" means, with respect to each Construction Property, the construction and installation of all Improvements on such Property contemplated by the Plans and Specifications for such Property.

         "CONSTRUCTION AGENCY AGREEMENT" means the Master Construction Agency Agreement, dated as of May 22, 2001, between the Lessor and the Construction Agent.

         "CONSTRUCTION AGENCY AGREEMENT EVENT OF DEFAULT" is defined in SECTION
5.1 of the Construction Agency Agreement.

         "CONSTRUCTION AGENCY AGREEMENT SUPPLEMENT" means, with respect to each Construction Property, a supplement to Construction Agency Agreement substantially in the form of EXHIBIT A to the Construction Agency Agreement duly completed as to such Property.

         "CONSTRUCTION AGENT" means Iron Mountain Records Management, Inc., a Delaware corporation, as construction agent under the Construction Agency Agreement.

         "CONSTRUCTION DOCUMENTS" is defined in SECTION 2.4 of the Construction Agency Agreement.

         "CONSTRUCTION DOCUMENTS ASSIGNMENT" means, with respect to each Construction Property, an assignment agreement substantially in the form of ANNEX I to the Construction Agency Agreement, pursuant to which the Construction Agent assigns to the Lessor all of its rights under and interest in the Construction Documents for such Property.

         "CONSTRUCTION PERIOD" means, with respect to each Construction Property, the period from the Acquisition Date of such Construction Property to the Lease Commencement Date applicable thereto.

         "CONSTRUCTION PERIOD GUARANTEED AMOUNT" means, with respect to any Construction Property, at any time, an amount equal to (i) the sum of (A) 89.9% of the sum of (x) the Lease Balance for such Property PLUS (y) all capitalizeable Unreimbursed Property Costs for such Property PLUS (B) 10.1% of Land Acquisition Cost for such Property MINUS (ii) all Unreimbursed Property Costs for such Property.

         "CONSTRUCTION PROPERTY" means EPC Construction Property and GC Construction Property.

         "CONTROL" means (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any Person, the possession directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

         "CONTROLLED GROUP" means all members of a controlled group of corporations and all trades or business (whether or not incorporated) under common control which, together with the Guarantor, are treated as a single employer under Section 414 of the Code.

         "CREDIT AGREEMENT" means the Credit Agreement, dated as of May 22, 2001, among the Lessor, as borrower, the financial institutions parties thereto, as lenders, and the Administrative Agent.

         "CURRENCY EXCHANGE AGREEMENT" shall mean a currency exchange agreement or similar arrangement between the Guarantor and one or more of the lenders party to the Iron Mountain Credit Agreement.

         "DEBT CREDIT EXPOSURE" means, at any time, the ratio (expressed as a percentage) of (i) the aggregate outstanding amount of Loans to (ii) the aggregate outstanding amount of Loans and Equity Contributions.

         "DEBT CONTRIBUTION" means that amount of Fundings made by the Lessor financed by the borrowing of Loans by the Lessor under the Credit Agreement.

         "DEBT PORTION" means, with respect to any Leased Asset, an amount equal to the portion of the Lease Balance of such Leased Asset funded by Loans. The Administrative Agent's determination of such amount shall be conclusive, absent manifest error.

         "DEED" means each special warranty deed with respect to Land, in conformity with Applicable Law and appropriate for recording with the applicable Governmental Authorities, conveying fee simple title to such Land to the Lessor subject only to Permitted Liens.

         "DEFAULT" means any event or condition which, with the lapse of time or the giving of notice, or both, would constitute an Event of Default.

         "DOLLARS" and "$" mean dollars in lawful currency of the United States of America.

         "EFFECTIVE DATE" means, for purposes of the Guaranty, August 14, 2000.

         "ENVIRONMENTAL AUDIT" means, with respect to any Property, a Phase One environmental site assessment (the scope and performance of which meets or exceeds ASTM Standard Practice E1527-93 Standard Practice for Environmental Site
Assessments: Phase One Environmental Site Assessment Process) of such Property.

         "ENVIRONMENTAL LAW" means, whenever enacted or promulgated, any applicable Federal, state, county or local law, statute, ordinance, rule, regulation, license, permit, authorization, approval, covenant, criteria, guideline, administrative or court order, judgment, decree, injunction, code or requirement or any agreement with a Governmental Authority:

                (a) relating to pollution (or the cleanup, removal, remediation or encapsulation thereof, or any other response thereto), or the regulation or protection of human health, safety or the environment, including air, water, vapor, surface water, groundwater, drinking water, land (including surface or subsurface), plant, aquatic and animal life, or

                (b) concerning exposure to, or the use, containment, storage, recycling, treatment, generation, discharge, emission, Release or threatened Release, transportation, processing, handling, labeling, containment, production, disposal or remediation of any Hazardous Substance, Hazardous Condition or Hazardous Activity,

in each case as amended and as now or hereafter in effect, and any common law or equitable doctrine (including injunctive relief and tort doctrines such as negligence, nuisance, trespass and strict liability) that may impose liability or obligations for injuries (whether personal or property) or damages due to or threatened as a result of the presence of, exposure to, or ingestion of, any Hazardous Substance, whether such common law or equitable doctrine is now or hereafter recognized or developed. Applicable laws include, but are not limited to, CERCLA; the Resource Conservation and Recovery Act of 1976, 42 U.S.C.Section 6901 ET SEQ.; the Federal Water Pollution Control Act, 33 U.S.C.Section 1251 ET SEQ.; the Clean Air Act, 42 U.S.C.Sections 7401 ET SEQ.; the National Environmental Policy Act, 42 U.S.C.Section 4321; the Refuse Act, 33 U.S.C. Sections 401 ET SEQ.; the Hazardous Materials Transportation Act of 1975, 49 U.S.C. Sections 1801-1812; the Toxic Substances Control Act, 15 U.S.C.Sections 2601 ET SEQ.; the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C.Sections 136 ET SEQ.; the Safe Drinking Water Act, 42 U.S.C.Sections
300f ET SEQ., each as amended and as now or hereafter in effect, and their state and local counterparts or equivalents, including any regulations promulgated thereunder.

         "ENVIRONMENTAL VIOLATION" means any activity, occurrence or condition that violates or results in non-compliance with any Environmental Law in any material respect.

         "EPC CONSTRUCTION CONTRACT" means, with respect to each EPC Construction Property, the prime construction contract between the Construction Agent and the EPC Contractor for such Property, as such contract may be amended from time to time in accordance with the Construction Agency Agreement.

         "EPC CONSTRUCTION PROPERTY" means a Property on which Improvements are to be constructed pursuant to the Construction Agency Agreement by an EPC Contractor acting as a general contractor.

         "EPC CONTRACTOR" means, with respect to each EPC Construction Property, the contractor designated as such in each EPC Construction Contract for such Property or such other Person (other than the Construction Agent) who shall, with the prior consent of the Lessor, have been designated by the Lessee to act as the general contractor for purposes of the Construction of the Improvements to such Property.

         "EQUIPMENT" means equipment, apparatus, furnishings, fittings and personal property of every kind and nature whatsoever purchased, leased or otherwise acquired by the Lessee using the proceeds of Fundings and now or subsequently attached to, contained in or used or usable in any way in connection with any operation or letting of a Property, including but without limiting the generality of the foregoing, all screens, awnings, shades, blinds, curtains, draperies, carpets, rugs, storm doors and windows, heating, electrical, and mechanical equipment, lighting, switchboards, plumbing, ventilation, air conditioning and air-cooling apparatus, refrigerating, and incinerating equipment, escalators, elevators, cleaning systems (including window cleaning apparatus), sprinkler systems and other fire prevention and extinguishing apparatus and materials, security systems, motors, engines, machinery, pipes, pumps, tanks, conduits, fittings and fixtures of every kind and description.

         "EQUITY COMMITMENT" is defined in SECTION 1.1 of the Trust Agreement.

         "EQUITY CONTRIBUTION" is defined in SECTION 1.1 the Trust Agreement.

         "EQUITY CREDIT EXPOSURE" means, at any time, the ratio (expressed as a percentage) of (i) the aggregate outstanding amount of Equity Contributions to
(ii) the aggregate outstanding amount of Loans and Equity Contributions.

         "EQUITY MARGIN" is set forth and determined in accordance with APPENDIX 2 to the Lease.

         "EQUITY PARTICIPANT" means each holder from time to time of a Trust Certificate pursuant to the Trust Agreement.

         "EQUITY PORTION" means, with respect to any Leased Asset, an amount equal to the portion of the Lease Balance of such Leased Asset funded by Equity Contributions. The Administrative Agent's determination of such amount shall be conclusive, absent manifest error.

         "EQUITY RATE" means, (i) with respect to each Interest Period commencing on a date other than a Monthly Date, the Alternate Base Rate plus the Equity Margin, and (ii) with respect to each Interest Period commencing on a Monthly Date, the Eurodollar Rate for such Interest Period plus the Equity Margin and, to the extent that the Eurodollar Rate is unavailable for any reason during such Interest Period, the Alternate Base Rate plus the Equity Margin.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor Federal statute.

         "ERISA GROUP" means the Guarantor and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Guarantor, are treated as a single employer under Section 414 of the Code.

         "ESTIMATED IMPROVEMENT COSTS" means, with respect to any Construction Property as of any date, an amount equal to the aggregate amount which the Construction Agent in good faith expects as of such date to be expended in order to achieve Substantial Completion with respect to the Improvements to be constructed on such Property (including (i) Capitalized Interest and Capitalized Commitment Fees and (ii) Transaction Expenses, in each case allocated with respect to such Property during its Construction Period).

         "EUROCURRENCY RESERVE REQUIREMENTS" means, for any day, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board) maintained by a member bank of the Federal Reserve System.

         "EURODOLLAR RATE" means, with respect to each Interest Period, the rate for deposits in Dollars for a period equal to such Interest Period which appears on the Telerate Page 3750 as of 11:00 a.m., London time, on the day that is two
(2) Business Days preceding the first day of such Interest Period. If such rate does not appear on the Telerate Page 3750, the rate for that Interest Period will be determined by the Administrative Agent on the basis of the rates at which deposits in Dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on the day that is two (2) Business Days preceding the first day of such Interest Period to prime banks in the London interbank market for a period equal to such Interest Period. The Administrative Agent will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two (2) such quotations are provided, the rate for that Interest Period will be the arithmetic mean of the quotations. If fewer than two (2) quotations are provided as requested, the rate for that Interest Period will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Administrative Agent, at approximately 11:00 a.m., New York City time, on the first day of that Interest Period for loans in Dollars to leading European banks for a period equal to such Interest Period commencing on the first day of that Interest Period. For the purposes hereof, "REFERENCE BANKS" means four (4) major banks in the London interbank market selected by the Administration Agent.

         "EURODOLLAR TRANCHE" means a portion of a Lease Balance funded by a Debt Contribution made with reference to the Eurodollar Rate.

         "EVENT OF DEFAULT" is defined in SECTION 20.1 of the Lease.

         "EXCESS PROCEEDS" means, with respect to any Leased Asset, the excess, if any, of the aggregate of all awards, compensation or insurance proceeds payable in connection with a Casualty or Condemnation over the sum of the Lease Balance paid by the Lessee pursuant to ARTICLES XVIII and XIX of the Lease with respect to such Casualty or Condemnation and all proceeds received by the Lessor in connection with any sale of such Leased Asset pursuant to the Lessor's exercise of remedies under SECTION 20.2 of the Lease or the Lessee's exercise of the Remarketing Option under ARTICLE XXIV of the Lease.

         "EXCHANGE DATE" is defined in SECTION 26.2 of the Lease.

         "EXCLUDED SUBSIDIARY" means any Subsidiary of the Guarantor principally engaged in the records and information management business or related activities organized outside of the United States of America.

         "EXPIRATION DATE" means November 22, 2007; PROVIDED that if a Leased Asset is purchased pursuant to SECTION 22.1 or 22.2 of the Lease or the Lease Balance therefor is paid pursuant to SECTION 20.2 of the Lease, then the Expiration Date for such Leased Asset shall be the date of such purchase or payment, as the case may be.

         "EXTENSION OPTION" means the Construction Agent's or the Lessee's extension of the Outside Completion Date with respect to any Leased Asset due to a delay caused by a Force Majeure Event with respect to such Leased Asset (which extension may be exercised one or more times); PROVIDED that Construction Agent or the Lessee shall have delivered a written notice to the Lessor at least ten
(10) days prior to the existing Outside Completion Date with respect to such Leased Asset, which notice shall:

                      (i) certify that (A)(1) a delay caused by a Force Majeure Event with respect to such Leased Asset has occurred and describe the nature thereof and (2) such delay caused by a Force Majeure Event with respect to such Leased Asset will prevent Substantial Completion with respect to such Leased Asset from occurring on or prior to the existing Outside Completion Date with respect to such Leased Asset, and (B) no Construction Agency Agreement Event of Default (other than a Construction Agency Agreement Event of Default which has occurred solely as a result of the failure of Substantial Completion to have occurred with respect to such Leased Asset on or prior to such date due to the delay caused by a Force Majeure Event with respect to such Leased Asset) has occurred and is continuing, which certifications shall be true; and

                      (ii) designate the date to which the existing Outside Completion Date with respect to such Leased Asset is to be extended, which extension shall be no longer than the time period reasonably necessary to remedy the event giving rise to the delay caused by a Force Majeure Event with respect to such Leased Asset.

In the event that such notice shall comply with the conditions and requirements set forth in clauses (i) and (ii) above, and subject to the further requirements that no Construction Agency Agreement Event of Default (other than a Construction Agency Agreement Event of Default which has occurred solely as a result of the failure of Substantial Completion to have occurred with respect to such Leased Asset on or prior to such date due to the delay caused by a Force Majeure Event with respect to such Leased Asset) shall have occurred and be continuing on the existing Outside Completion Date with respect to such

Leased Asset, the Outside Completion Date with respect to such Leased Asset shall, on the existing Outside Completion Date with respect to such Leased Asset, be extended to the date set forth in Construction Agent's or Lessee's notice.

         "FACILITY" means any facility, or part of a facility (including, without limitation, related office buildings, parking lots or other related real property), now or hereafter owned by the Guarantor or any of its Subsidiaries, in each case including, without limitation, the land on which such facility is located, all buildings and other improvements thereon, including leasehold improvements, all fixtures, furniture, equipment, inventory and other tangible personal property located in or used in connection with such facility and all accounts receivable and other intangible personal property (other than motor vehicles) related to the ownership, lease or operation of such facility, all whether now existing or hereafter acquired.

         "FAIR MARKET SALES VALUE" means, with respect to any Leased Asset or any portion thereof, the amounts, which in any event shall not be less than zero, that would be paid in cash in an arm's-length transaction between an informed and willing purchaser and an informed and willing seller, neither of whom is under any compulsion to purchase or sell, respectively, for the ownership of such Leased Asset or portion. The Fair Market Sales Value of the Leased Assets shall be determined based on the assumption that, except for purposes of ARTICLE XX of the Lease, the Leased Assets are in the condition and state of repair required under SECTION 13.1 of the Lease and the Lessee is in compliance with the other requirements of the Operative Documents.

         "FEDERAL FUNDS EFFECTIVE RATE" means, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of quotations for such day on such transaction received by the Administrative Agent from three (3) Federal funds brokers of recognized standing selected by it.

         "FEE LETTER" means the Administrative Agent Fee Letter and the Trustee Fee Letter.

         "FIXED CHARGES" means for any period the sum of (i) Scheduled Amortization for such period plus (ii) Interest Expense for such period plus
(iii) 50% of the total Capital Expenditures (total Capital Expenditures being calculated for this purpose to exclude replacement Capital Expenditures made with the proceeds of insurance) for such period plus (iv) the aggregate amount of non-compete expenses for such period to the extent not capitalized in accordance with GAAP.

         "FIXTURES" means all fixtures relating to any Improvements, including all components thereof, located in or on such Improvements, together with all replacements, modifications, alterations and additions thereto.

         "FORCE MAJEURE EVENT" means any event (the existence of which was not known and could not have been discovered through the exercise of due diligence by the Construction Agent prior to the relevant Acquisition Date) beyond the control of the Construction Agent, including, but not limited to, strikes, lockouts, adverse soil conditions, acts of God, adverse weather conditions, inability to obtain labor or materials, government activities, civil commotion and enemy action; but excluding any event, cause or condition that results from the Construction Agent's financial condition or failure to pay or any event, cause or condition which could have been avoided or which could be remedied through the exercise of commercially reasonable efforts or the commercially reasonable expenditure of funds.

         "FOREIGN SUBSIDIARY BORROWER" has the meaning assigned to such term in the Iron Mountain Credit Agreement, as in effect on the date hereof without regard to any subsequent amendment, modification, waiver, supplement or termination of such credit agreement.

         "FUNDED INDEBTEDNESS" means, without duplication, (a) Indebtedness (other than in respect of Synthetic Lease Obligations) that matures or otherwise becomes due more than one year after the incurrence thereof or is extendible, renewable or refundable, at the option of the obligor, to a date more than one year after the incurrence thereof (including the current portion thereof), (b) Indebtedness outstanding under the Iron Mountain Credit Agreement and (c) Synthetic Lease Obligations and any Guarantees by the Guarantor thereof.

         "FUNDING" means an advance of funds made or deemed made by the Lessor pursuant to ARTICLE III of the Lease.

         "FUNDING DATE" is defined in SECTION 3.2(a) of the Lease.

         "FUNDING REQUEST" means: (i) in the case of a proposed funding to be made on the Acquisition Date with respect to a Property, an Acquisition Funding Request, (ii) in the case of a proposed funding to be made after the Acquisition Date with respect to a Property but prior to Substantial Completion with respect to such Property, an Interim Funding Request, and (iii) in the case of a proposed funding to be made in connection with Substantial Completion with respect to a Property, a Substantial Completion Funding Request.

         "GAAP" means United States generally accepted accounting principles (including principles of consolidation), in effect from time to time.

         "GC CONSTRUCTION CONTRACT" means, with respect to each GC Construction Property, each contract between the Construction Agent, as general contractor for such GC Construction Property, and one or more subcontractors for such Property, as such contract may be amended from time to time in accordance with the Construction Agency Agreement.

         "GC CONSTRUCTION PROPERTY" means a Property on which Improvements are to be constructed pursuant to the Construction Agency Agreement by the Construction Agent acting as general contractor.

         "GOVERNMENTAL ACTION" means all permits, authorizations, registrations, consents, approvals, waivers, exceptions, variances, orders, judgments, written interpretations, decrees, licenses, exemptions, publications, filings, notices to and declarations of or with, or required by, any Governmental Authority, or required by any Applicable Law, and shall include, without limitation, all environmental and operating permits and licenses that are required for the full use, occupancy, zoning and operation of any Property.

         "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "GROSS PROCEEDS" means, with respect to any Leased Asset, (i) all amounts paid in connection with any Casualty or Condemnation or any sale of such Leased Asset pursuant to Lessor's exercise of remedies under SECTION 20.2 of the Lease or the Lessee's exercise of the Remarketing Option under ARTICLE XXIV of the Lease less (ii) the expense of claiming and collecting such amounts, including all costs and expenses in connection therewith for which the Lessor is entitled to be reimbursed pursuant to the Lease.

         "GROUND LEASE" means each mortgageable ground lease, in form and substance satisfactory to the Lessor and the Administrative Agent, pursuant to which the Lessor acquires a leasehold interest in any Land.

         "GUARANTEE" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Indebtedness of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness

(whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise, other than agreements to purchase goods at an arm's length price in the ordinary course of business) or (ii) entered into for the purpose of assuring in any other manner the holder of such Indebtedness of the payment thereof or to protect such holder against loss in respect thereof (in whole or in part), PROVIDED that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

         "GUARANTEED OBLIGATIONS" has the meaning assigned to such term in
SECTION 1 of the Guaranty.

         "GUARANTEED RESIDUAL VALUE" means the guaranteed portion of the Lease Balance determined by the Administrative Agent (with the consent of the Lessee's accountants) in accordance with the "90%" test set forth in FASB No. 13 which, with respect to each Leased Asset, is set forth in, or determined pursuant to, the Lease Supplement therefor.

         "GUARANTOR" means Iron Mountain Incorporated, a Pennsylvania corporation.

         "GUARANTOR PLEDGE AGREEMENT" means the pledge agreement, dated as of February 1, 2000, between the Guarantor and the IM Administrative Agent, as in effect on the date hereof without regard to any subsequent amendment, modification, waiver, supplement or termination of such pledge agreement.

         "GUARANTY" means the Unconditional Guaranty, dated as of May 22, 2001, from the Guarantor to the Lessor.

         "HAZARDOUS ACTIVITY" means any activity, process, procedure or undertaking that directly or indirectly (i) produces, generates or creates any Hazardous Substance; (ii) causes or results in (or threatens to cause or result in) the Release of any Hazardous Substance into the environment (including air, water vapor, surface water, groundwater, drinking water, land (including surface or subsurface), plant, aquatic and animal life); (iii) involves the containment or storage of any Hazardous Substance; or (iv) would be regulated as hazardous waste treatment, storage or disposal within the meaning of any Environmental Law.

         "HAZARDOUS CONDITION" means any condition that materially violates or threatens to materially violate, or that results in or threatens material noncompliance with, any Environmental Law.

         "HAZARDOUS SUBSTANCE" means any of the following: (i) any petroleum or petroleum product, explosives, radioactive materials, asbestos, ureaformaldehyde, polychlorinated biphenyls, lead and radon gas; (ii) any substance, material, product, derivative, compound or mixture, mineral, chemical, waste, gas, medical waste, or pollutant, in each case whether naturally occurring, man-made or the by-product of any process, that is toxic, harmful or hazardous to the environment or human health or safety, as defined under any Environmental Law; or (iii) any substance, material, product, derivative, compound or mixture, mineral, chemical, waste, gas, medical waste or pollutant that would support the assertion of any claim under any Environmental Law, whether or not defined as hazardous as such under any Environmental Law.

         "HEDGING AGREEMENT" shall mean any Interest Rate Agreement, Currency Exchange Agreement or security agreement between the Guarantor and one or more of the lenders party to the Iron Mountain Credit Agreement or between the Guarantor and one or more financial institutions other than such a lender as approved by the agent for the lenders under the Iron Mountain Credit Agreement.

         "IM ADMINISTRATIVE AGENT" means "Administrative Agent" as such term is defined in the Iron Mountain Credit Agreement.

         "IM LENDERS" means "Lenders" as such term is defined in the Iron Mountain Credit Agreement.

         "IM LOANS" means "Loans" as such term is defined in the Iron Mountain Credit Agreement.

         "IMPOSITIONS" means any and all Claims for Taxes which at any time may be levied, assessed or imposed upon or with respect to (a) any Indemnitee by reason of a Leased Asset or the transactions contemplated by the Operative Documents, any Leased Asset or any part thereof or interest therein, or the Lessee or any sublessee or user of any Leased Asset by reason of such sublease or use; (b) the financing, refinancing, demolition, construction, substitution, subleasing, assignment, control, condition, occupancy, servicing, maintenance, repair, ownership, possession, purchase, rental, lease, activity conducted on, delivery, insuring, use, operation, improvement, transfer, return or other disposition of such Leased Asset or any part thereof or interest therein; (c) indebtedness with respect to any Leased Asset or any part thereof or interest therein or transfer thereof; (d) the rentals, receipts or earnings arising from any Leased Asset or any part thereof or interest therein; (e) the Operative Documents or any payment made or accrued pursuant thereto; (f) the income or other proceeds received with respect to any Leased Asset or any part thereof or interest therein upon the sale or disposition thereof; (g) any contract relating to the construction, acquisition or delivery of the Improvements or any part thereof or interest therein; or (h) otherwise in connection with the transactions contemplated by the Operative Documents.

         Notwithstanding anything in the first paragraph of this definition (except as provided in the final paragraph of this definition) the term "IMPOSITION" shall not mean or include claims for:

                      (i) Taxes (other than Taxes that are, or are in the nature of, sales, use, rental, transfer or property taxes) that are imposed under (A) the Code and that are based upon or measured by net income, net worth or capital franchise and (B) by any state or local jurisdiction or taxing authority and that are based upon or measured by net income, net worth or capital franchise, except that this clause (B) shall not apply to (and thus shall not exclude) any such Tax imposed on any Indemnitee by a state (or any local taxing authority thereof or therein) where a Leased Asset is located, possessed or used under the Lease unless such Indemnitee was subject to such Tax in such jurisdiction without regard to the transaction contemplated by the Operative Documents;

         (ii) any Tax to the extent, but only to such extent, it relates to any act, event or omission that occurs, or relates to a period, after the termination of the Lease and the return of the Leased Assets (but not any Tax or imposition that relates to any period prior to the termination of the Lease with respect to the Leased Asset to which such Imposition relates);

         (iii) any Tax for so long as, but only for so long as, it is being contested in accordance with the provisions of SECTION 16.1 or 27.4 of the Lease, PROVIDED that the foregoing shall not limit the Lessee's obligation to advance to the relevant Indemnitee any expenses incurred by such Indemnitee in connection with such contest;

         (iv) any Taxes imposed against or payable by an Indemnitee resulting from, or that would not have been imposed but for, the gross negligence or willful misconduct of such Indemnitee;

         (v) Taxes imposed on or payable by an Indemnitee to the extent such Taxes would not have been imposed but for a breach by such Indemnitee or any Affiliate thereof of any representations, warranties or covenants set forth in the Operative Documents (unless such breach is caused by the Lessee's breach of its representations, warranties or covenants set forth in the Operative Documents);

         (vi) Taxes which are included in Property Acquisition Cost, Land Acquisition Cost or Property Improvements Cost;

         (vii) Taxes that would have been imposed in the absence of the transactions contemplated by the Operative Documents and Taxes imposed on or with respect to or payable as a result of activities of an Indemnitee or Affiliate thereof unrelated to the transactions contemplated by the Operative Documents;

         (viii) any Taxes imposed upon an Indemnitee with respect to any sale, assignment, transfer or other disposition of any interest in an Indemnitee or any Affiliate thereof;

         (ix) Taxes to the extent resulting from such Indemnitee's failure to comply with the provisions of SECTION 27.4 of the Lease, which failure precludes or materially adversely affects the Lessee's ability to conduct a contest pursuant to SECTION 27.4 of the Lease (unless such failure is caused by the Lessee's breach of its obligations);

         (x) Taxes imposed on or with respect to or payable by an Indemnitee resulting from, or that would not have been imposed but for the existence of, any Lessor Lien created by or through such Indemnitee or an Affiliate thereof and not caused by acts or omissions of the Lessee, unless required to be removed by the Lessee; and

         (xi) Any Tax imposed against or payable by an Indemnitee to the extent that the amount of such Tax exceeds the amount of such Tax that would have been imposed against or payable by such Indemnitee (or, if less, that would have been subject to indemnification under SECTION 27.3 of the Lease) if such Indemnitee were not a direct or indirect successor, transferee or assign of one of the original Indemnitees; PROVIDED, HOWEVER, that this EXCLUSION (xi) shall not apply if such direct or indirect successor, transferee or assign acquired its interest with the consent of the Lessee or as a result of a transfer while an Event of Default shall have occurred and is continuing.

         Notwithstanding the foregoing, the exclusion from the definition of Impositions set forth in CLAUSE (i) above shall not apply to any Taxes or any increase in Taxes (in either case, measured net of any Tax savings or reductions which an Indemnitee is able, through the use of reasonable mitigation efforts, actually to realize) imposed on an Indemnitee, to the extent that such Taxes would not have been imposed or such Tax increase would not have occurred if the Lessee were the owner of the Leased Assets and the Lessor or the Lenders and the Equity Participants had financed the Leased Assets by making loans directly to the Lessee.

         "IMPROVEMENTS" means, with respect to each Property, all buildings, structures, Fixtures, Equipment, and other improvements of every kind existing at any time and from time to time (including those constructed pursuant to the Construction Agency Agreement and those purchased with amounts advanced by the Lessor pursuant to the Lease) on or under the Land comprising a part of such Property, together with any and all appurtenances to such buildings, structures or improvements, including sidewalks, utility pipes, conduits and lines, parking areas and roadways, and including all Modifications and other additions thereto or changes therein at any time.

         "IMPUTED CARRYING COST" means, with respect to any Leased Asset, the cost to the Lessor of maintaining its investment in such Leased Asset after the Expiration Date determined by multiplying (i) the average daily Lease Balance of such Leased Asset outstanding (after giving effect to the receipt of the Guaranteed Residual Value therefor), (ii) the number of days from the Expiration Date to the date of sale of such Leased Asset, (iii) the Overdue Rate and (iv) 1/360.

         "INDEBTEDNESS" means, as to any Person (determined without duplication):

                (i) indebtedness of such Person for borrowed money
         (whether by loan or the issuance and sale of debt securities) or for the deferred purchase or acquisition price of property or services (including amounts payable under agreements not to compete and other similar arrangements), other than accounts payable (other than for borrowed money) incurred in the ordinary course of business and accrued expenses incurred in the ordinary course of business;

                (ii) obligations of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for the account of such Person;

                iii) Capital Lease Obligations and Synthetic Lease Obligations of such Person;

                (iv) obligations of such Person to redeem or otherwise retire shares of capital stock of such Person;

                 (v) for purposes of SECTION 20.1(f) of the Lease only, indebtedness of such Person under any Hedging Agreement;

                (vi) indebtedness of others of the type described in CLAUSES (i) through (v) above secured by a Lien on the property of such Person, whether or not the respective obligation so secured has been assumed by such Person;

                vii) indebtedness of others of the type described in CLAUSE (i) through (v) above Guaranteed by such Person; and

              (viii) Accounts Receivable Financings and Permitted
         Mortgage Financings of such Person.

         Notwithstanding anything to the contrary contained in CLAUSE (i) of the preceding sentence, indebtedness of any Person in respect of amounts payable under an agreement not to compete shall be the amount carried on the balance sheet of such Person in respect of such agreement in accordance with GAAP.

         "INDEMNITEE" means the Lessor, the Trustee, the Administrative Agent, the Collateral Agent, each Lender, each Equity Participant, and each of their respective successors, assigns, directors, shareholders, partners, members, officers, employees and agents; PROVIDED, HOWEVER, that with respect to any Claim for any Construction Property arising during the Construction Period for such Property (i) except as provided in clause (ii) below, the term Indemnitee shall not include the Administrative Agent, the Collateral Agent, the Trustee, any Lender or any Equity Participant (or their respective successors, assigns, directors, shareholders, partners, members, officers, employees and agents) for purposes of SECTIONS 27.1, 27.2 and 27.3 of the Lease but (ii) the term Indemnitee shall include such Persons for purposes of SECTION 27.2 of the Lease if such Claim arises from acts or omissions occurring, or circumstances or conditions created or existing, at any time on or before the Acquisition Date for such Property.

         "INSURANCE REQUIREMENTS" means all terms and conditions of any insurance policy either required by the Lease to be maintained by the Lessee or required by the Construction Agency Agreement to be maintained by the Construction Agent, and all requirements of the issuer of any such policy.

         "INTERCREDITOR AGREEMENT" means the Security and Intercreditor Agreement, dated as of May 22, 2001, between the Lessor and the Collateral Agent.

         "INTEREST EXPENSE" means, for any Person and any period, the sum (determined without duplication) of the aggregate amount of interest accruing during such period on Indebtedness of such Person and, for purposes of determining Consolidated EBITDA only, its Subsidiaries (on a consolidated basis), including the interest portion of rental or similar payments under Capital Lease Obligations and Synthetic Leases and any capitalized interest, and excluding amortization of debt discount and expense and interest paid in kind.

         "INTEREST PERIOD" means:

                   (i) with respect to any Funding made on a date other than a Monthly Date, initially, the period commencing on the Funding Date with respect to such Funding and ending on the next following Monthly Date,

                  (ii) with respect to any Funding made, or that has an Interest Period ending, on a Monthly Date that is not also a Scheduled Payment Date, initially the period commencing on such Monthly Date and ending on the next Scheduled Payment Date, and

                 (iii) with respect to any Funding made, or that has an Interest Period ending, on a Scheduled Payment Date, each period commencing on such Scheduled Payment Date and ending on the next following Scheduled Payment Date.

         "INTEREST RATE AGREEMENT" shall mean (i) an interest rate swap agreement, interest rate cap agreement or similar arrangement between the Guarantor and one or more of the lenders party to the Iron Mountain Credit Agreement or (ii) an interest rate swap agreement, interest rate cap agreement or similar arrangement between the Guarantor and one or more financial institutions (other than such a lender) approved by the agent for the lenders under the Iron Mountain Credit Agreement pursuant to which the Guarantor is not required in the absence of default to make any payments other than initial fees.

         "INTERIM FUNDING REQUEST" means a funding request substantially in the form of EXHIBIT A-2 to the Lease.

         "INTERIM LEASE TERM" means, with respect to each Leased Asset, the period commencing on the Lease Commencement Date for such Leased Asset and ending on the Base Date; PROVIDED, HOWEVER, that if the Lease Commencement Date for any Construction Property is on or after the Base Date, then there shall be no Interim Lease Term for such Property.

         "INVOLUNTARY CHANGE OF CONTROL" means an event described in CLAUSE (a) or (b) of the definition of Change of Control in the Iron Mountain Credit Agreement (as in effect on the date hereof without regard to any subsequent amendment, modification, waiver, supplement or termination of such credit agreement) and the Guarantor or its Board of Directors shall not have caused, consented to or failed to exercise rights available to it to prevent, such event.

         "INVOLUNTARY CHANGE OF CONTROL DATE" means the date on which an Involuntary Change of Control occurs.

         "IRON MOUNTAIN CREDIT AGREEMENT" means the Fourth Amended and Restated Credit Agreement dated as of August 14, 2000, among the Guarantor, Iron Mountain Canada Corporation, the lenders from time to time parties thereto, Fleet National Bank, Chase Securities Inc., The Chase Manhattan Bank of Canada, as agent, and The Chase Manhattan Bank, as agent, as amended, amended and restated, modified, extended, refinanced or supplemented from time to time (except as otherwise specified in any Operative Document).

         "LAND" means each parcel of real property described on a Lease Supplement executed and delivered under the Lease and all Appurtenant Rights attached thereto.

         "LAND ACQUISITION COST" means, with respect to any Construction Property, the amount of any Funding made for the purpose of acquiring title to, or a leasehold interest in, the Land comprising a part of such Property and paying Transaction Expenses relating to such acquisition.

         "LEASE" means the Master Lease and Security Agreement, dated as of May 22, 2001, between the Lessor and the Lessee.

         "LEASE BALANCE" means, with respect to each Leased Asset, as of any date of determination, the sum of all Fundings for such Leased Asset made or deemed made under the Lease on or before such date,

LESS the sum of (i) all Quarterly Amortization paid by the Lessee with respect thereto on or before such date and (ii) all proceeds of any casualty or condemnation affecting such Leased Asset and all other amounts which have been applied to reduce the Lease Balance for such Leased Asset pursuant to the Lease or the Construction Agency Agreement; PROVIDED, HOWEVER, that if the Lessor elects to complete the Construction of the Improvements on any Construction Property pursuant to SECTION 5.4(b) of the Construction Agency Agreement, then the Lease Balance for such Property shall be increased to include all amounts expended by the Lessor for such purpose (and all capitalizable costs and expenses related thereto); PROVIDED, FURTHER, that if the Lease Balance as so increased exceeds the Maximum Lease Balance for such Property, then for the purpose of determining the Guaranteed Residual Value and the Base Rent payable for such Property (but not for any other purpose) the Lease Balance of such Property shall be deemed to be equal to the Maximum Lease Balance for such Property, and the Quarterly Amortization for such Property shall be calculated so as to amortize such Lease Balance during the Lease Term applicable thereto to the lesser of such Maximum Lease Balance or the appraised Fair Market Sales Value of such Property on the Expiration Date.

         "LEASE COMMENCEMENT DATE" means (i) with respect to any Property other than a Construction Property, the Acquisition Date of such Property and (ii) with respect to any Construction Property, the first Monthly Date occurring on or after the date on which such Property achieves Substantial Completion.

         "LEASE SUPPLEMENT" means, with respect to each Leased Asset, a lease supplement substantially in the form of EXHIBIT D-1 or D-2 to the Lease duly completed as to such Leased Asset.

         "LEASE TERM" means the Interim Lease Term and the Base Lease Term.

         "LEASED ASSET" means each Property acquired by the Lessor pursuant to the Lease.

         "LENDER" has the meaning given to that term in the Credit Agreement.

         "LENDER APPLICABLE MARGIN" is set forth and determined in accordance with APPENDIX 2 to the Lease.

         "LENDER NOTE" has the meaning given to that term in the Credit
Agreement.

         "LESSEE" means Iron Mountain Records Management, Inc., a Delaware corporation, as lessee under the Lease.

         "LESSEE'S CONSENT" means the Lessee's Consent to Security Agreement, dated as of May 22, 2001, among the Lessee, the Collateral Agent and the Lessor.

         "LESSOR" means Iron Mountain Statutory Trust - 2001, a Connecticut statutory trust.

         "LESSOR INTEREST RATE HEDGE" means an ISDA Master Agreement (including any schedule thereto and confirmation thereunder), in form and substance satisfactory to the Administrative Agent, between the Lessor and the Swap Counterparty pursuant to which the Lessor hedges the interest rate risk relating to the Loans and its equity contributions.

         "LESSOR LIEN" means any Lien, true lease or sublease or disposition of title arising as a result of (a) any claim against the Lessor not resulting from the transactions contemplated by the Operative Documents, (b) any act or omission of the Lessor which is not required by the Operative Documents or is in violation of any of the terms of the Operative Documents, (c) any claim against the Lessor with respect to Taxes or Transaction Expenses against which Lessee is not required to indemnify Lessor pursuant to the Lease or (d) any claim against the Lessor arising out of any transfer by the Lessor of all or any portion of its interest in any Leased Asset or the Operative Documents other than the transfer of title to or possession of any Property by the Lessor pursuant to and in accordance with the Operative Documents or pursuant to the exercise of the remedies set forth in the Operative Documents.

         "LEVERAGE RATIO" has the meaning assigned to such term in SECTION 11 of the Guaranty.

         "LIEN" means any mortgage, deed of trust, pledge, security interest, encumbrance, lien, easement, servitude or charge of any kind, including any irrevocable license, conditional sale or other title retention agreement, any lease in the nature thereof, or any other right of or arrangement with any creditor to have its claim satisfied out of any specified property or asset with the proceeds therefrom prior to the satisfaction of the claims of the general creditors of the owner thereof, whether or not filed or recorded, or the filing of, or agreement to execute as "debtor", any financing or continuation statement under the Uniform Commercial Code of any jurisdiction or any federal, state or local lien imposed pursuant to any Environmental Law. For the purposes of the Guaranty, Guarantor and each of its Subsidiaries shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

         "LIQUID INVESTMENTS" means:

                      (i) certificates of deposit maturing within ninety (90) days of the acquisition thereof denominated in Dollars and issued by
         (X) an IM Lender or (Y) a bank or trust company having combined capital and surplus of at least $500,000,000 and which has (or which is a Subsidiary of a bank holding company which has) publicly traded debt securities rated A or higher by Standard & Poor's Ratings Services or A-2 or higher by Moody's Investors Service, Inc.;

                      (ii) repurchase obligations with a term of nor more than seven (7) days for underlying securities of the types described in CLAUSE (i) above entered into with (x) any IM Lender or (y) any bank or trust company meeting the qualifications specified in CLAUSE (i)(Y) above;

                      (iii) obligations issued or guaranteed by the United States of America, with maturities not more than one (1) year after the date of issue;

                      (iv) commercial paper with maturities of not more than ninety (90) days and a publishing rating of not less than A-2 and P-2 (or the equivalent rating); and

                      (v) investments in money market funds substantially all of whose assets are comprised of securities and other obligations of the types described in CLAUSES (i) through (iv) above.

         "LOAN" has the meaning given to that term in the Credit Agreement.

         "MARKETING PERIOD" means, if the Lessee has given notice of its exercise of the Remarketing Option, the period commencing on the date six (6) months prior to the Expiration Date and ending on the Expiration Date.

         "MAXIMUM LEASE BALANCE" means (i) with respect to any Property other than a Construction Property, the Property Acquisition Cost for such Property and (ii) with respect to any Construction Property, the amount designated for such Property in the Lease Supplement applicable thereto, which shall be an amount (A) not less than the sum of the Land Acquisition Cost for such Property and the Estimated Improvements Cost for such Property and (B) not more than 110% of such sum; PROVIDED, HOWEVER, that if the final Lease Balance determined as of the Lease Commencement Date for any Construction Property is less than the Maximum Lease Balance for such Property, then the Maximum Lease Balance for such Property shall be reduced to such final Lease Balance on such Lease Commencement Date.

         "MODIFICATIONS" is defined in SECTION 14.1(a) of the Lease.

         "MONTHLY DATE" means the fifteenth (15th) day of each calendar month or, if any such day is not a Business Day, the next following day which is a Business Day.

         "MORTGAGE" means, with respect to any Property, a mortgage, deed of trust or memorandum of lease, in form suitable for recording in the jurisdiction in which such Property is located and reasonably satisfactory to the Administrative Agent, sufficient to create a first priority lien on such Property.

         "MULTIEMPLOYER PLAN" means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five (5) plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five (5) year period.

         "OPERATIVE DOCUMENTS" means the following:


                      (a)  the Lease;
                      (b)  the Construction Agency Agreement;
                      (c)  the Guaranty;
                      (d)  the Lessee's Consent;
                      (e)  each Lease Supplement;
                      (f)  each Construction Agency Agreement Supplement;
                      (g)  each Deed;
                      (h)  each Ground Lease, if any;
                      (i) each Mortgage given by the Lessee to the Lessor, and each Mortgage given by the Lessor to the Collateral
                           Agent;
                      (j)  the Credit Agreement;
                      (k)  each Lender Note;
                      (l)  the Intercreditor Agreement;
                      (m)  each Construction Documents Assignment;
                      (n)  the Trust Agreement;
                      (o)  each Fee Letter;
                      (p)  the Lessor Interest Rate Hedge; and
                      (q)  each Funding Request.


         "OUTSIDE COMPLETION DATE" with respect to each Construction Property is defined in the Lease Supplement therefor, unless such Outside Completion Date is extended with respect to such Construction Property by the delivery of an Extension Option as a result of a delay caused by a Force Majeure Event with respect to such Construction Property, in which case the Outside Completion Date with respect to such Construction Property shall be the date to which the existing Outside Completion Date with respect to such Construction Property is extended pursuant to such Extension Option.

         "OVERDUE RATE" means the Alternate Base Rate plus the Lender Applicable Margin plus 2.00%.

         "PARTICIPANT" means the Lenders and the Equity Participants.

         "PAYMENT DATE" means each Scheduled Payment Date and each Additional Payment Date.

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

         "PERMITTED ACQUISITION" has the meaning assigned to such term in the Iron Mountain Credit Agreement, as in effect on the date hereof without regard to any subsequent amendment, modification, waiver, supplement or termination of such credit agreement.

         "PERMITTED CONTEST" is defined in SECTION 16.1(a) of the Lease.

         "PERMITTED INDEBTEDNESS" has the meaning assigned to such term in the Iron Mountain Credit Agreement, as in effect on the date hereof without regard to any subsequent amendment, modification, waiver, supplement or termination of such credit agreement.

         "PERMITTED LIENS" means, with respect to any Leased Asset:

                      (xii) the respective rights and interests of the parties to the Operative Documents as provided in the Operative Documents;

         (xiii) the rights of any sublessee or assignee under a sublease or an assignment expressly permitted by the terms of the Lease;

         (xiv) Liens for Taxes that either are not yet payable or are being contested in accordance with the provisions of SECTION 16.1 of the Lease;

         (xv) Liens arising by operation of law, and materialmen's, mechanics', workers', repairmen's, employees', carriers', warehousemen's and other like Liens relating to the construction of the Improvements or in connection with any Modifications or arising in the ordinary course of business for amounts that either are not more than sixty (60) days past due or are being contested in accordance with the provisions of SECTION 16.1 of the Lease;

         (xvi) Liens of any of the types referred to in CLAUSE (iv) above that have been bonded for not less than the full amount in dispute (or as to which other security arrangements satisfactory to the Lessor have been made), which bonding (or arrangements) shall comply with applicable Requirements of Law, and has (or have) effectively stayed any execution or enforcement of such Liens;

         (xvii) Liens arising out of judgments or awards with respect to which appeals or other proceedings for review are being prosecuted in good faith and for the payment of which adequate reserves have been provided as required by GAAP or other appropriate provisions have been made, so long as such proceedings have the effect of staying the execution of such judgments or awards and satisfy the conditions for the continuation of proceedings to contest set forth in
SECTION 16.1 of the Lease;

         (xviii) easements, rights of way and other encumbrances on title to real property arising in accordance with the provisions of SECTION 15.2 of the Lease;

         (xix) Lessor Liens;

         (xx) Liens created by the Lessee with the consent of the Lessor; and

         (xxi) Liens described on each title insurance policy delivered pursuant to the Lease and agreed to by the Lessor.

         "PERMITTED MORTGAGE" has the meaning assigned to such term in the Iron Mountain Credit Agreement, as in effect on the date hereof without regard to any subsequent amendment, modification, waiver, supplement or termination of such credit agreement.

         "PERMITTED MORTGAGE FINANCING" means any financing (or series of related financings) by the Guarantor or any of its Subsidiaries after the Effective Date that is secured by a mortgage on one or more Facilities; PROVIDED that (a) the proceeds of such financing (except to the extent that Permitted Mortgage Financings of Facilities acquired after the Effective Date are excluded by the definition of "Net Cash Proceeds" defined in the Iron Mountain Credit Agreement as in effect on date hereof without regard to any subsequent amendment, modification, waiver, supplement or termination of such credit agreement) are applied to the prepayment of IM Loans as provided in Section 3.02(b) of the Iron Mountain Credit Agreement as in effect on the date hereof without regard to any subsequent amendment, modification, waiver, supplement or termination of such credit agreement, (b) such financings are otherwise permitted by the terms of Section 9.08 of the Iron Mountain Credit Agreement as in effect on the date hereof without regard to any subsequent amendment, modification, waiver, supplement or termination of such credit agreement and (c) in the case of each such mortgage financing by a Subsidiary of the Guarantor, each such mortgage created thereby is a Permitted Mortgage.

         "PERSON" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, governmental authority, limited liability company or any other entity.

         "PIERCE MERGER" means the merger on February 1, 2000 of Iron Mountain Incorporated with and into the Guarantor, with the Guarantor as the surviving corporation.

         "PLAN" means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five
(5) years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

         "PLANS AND SPECIFICATIONS" means, with respect to any Construction Property, the plans and specifications for the Construction of the Improvements to such Property, as more particularly described in SCHEDULE 2 to the Construction Agency Agreement Supplement for such Property, as such plans and specifications may be amended from time to time in accordance with the Construction Agency Agreement.

         "PROPERTY" means (i) the Lessor's interest in any Land subject to the Lease and (ii) all of the Improvements at any time located on or under such Land.

         "PROPERTY ACQUISITION COST" means, with respect to any Property other than a Construction Property, the amount of the Funding with respect to such Property for the purpose of acquiring title to such Property, making Tenant Improvements with respect to such Property and paying Transaction Expenses (including estimated future Transaction Expenses) relating to such acquisition.

         "PROPERTY IMPROVEMENT COSTS" means, with respect to any Construction Property, the aggregate amount of (i) Fundings made to the Construction Agent for such Property for the purpose of constructing Improvements on such Property and paying the Transaction Expenses (including estimated future Transaction Expenses) relating to such funding and construction and (ii) Fundings made or deemed made for such Property during the Construction Period applicable thereto for Capitalized Interest, Capitalized Commitment Fees and other capitalizable amounts as provided in the Construction Agency Agreement.

         "PURCHASE NOTICE" is defined in SECTION 22.1 of the Lease.

         "PURCHASE OPTION" is defined in SECTION 22.1 of the Lease.

         "PURCHASE OPTION PRICE" is defined in SECTION 22.1 of the Lease.

         "QUARTERLY AMORTIZATION" means, with respect to any quarterly period during the Lease Term of any Leased Asset, the amount of amortization specified for such quarter in the Lease Supplement for such Leased Asset.

         "RELEASE" means any release, pumping, pouring, emptying, injecting, escaping, leaching, dumping, seepage, spill, leak, flow, discharge, disposal or emission of a Hazardous Substance.

         "REMARKETING OPTION" is defined in SECTION 24.1 of the Lease.

         "REMOVED PROPERTY" is defined in SECTION 26.1 of the Lease.

         "RENT" means, collectively, the Base Rent and the Supplemental Rent, in each case payable under the Lease.

         "REQUESTING PARTY" is defined in SECTION 28.1 of the Lease.

         "REQUIRED MODIFICATION" is defined in SECTION 14.1 of the Lease.

         "REQUIRED PARTICIPANTS" means (i) until the Secured Obligations have been paid in full, Participants with an aggregate Voting Percentage in excess of 50% and (ii) after the Secured Obligations have been paid in full, the Majority Equity Participants.

         "REQUIREMENTS OF LAW" means all Federal, state, county, municipal and other governmental statutes, laws (including Environmental Laws), rules, orders, regulations, ordinances, judgments, decrees and injunctions affecting any Leased Asset or the demolition, construction, use or alteration thereof, whether now or hereafter enacted and in force, including any that require repairs, modifications or alterations in or to such Leased Asset or in any way limit the use and enjoyment thereof (including all building, zoning and fire codes and the Americans with Disabilities Act of 1990, 42 U.S.C. Section 1201 ET SEQ. and any other similar Federal, state or local laws or ordinances and the regulations promulgated thereunder), and all permits, certificates of occupancy, licenses, authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments which are either of record or known to the Lessee affecting any Property and any easements, licenses or other agreements arising in accordance with the provisions of SECTION 15.2 of the Lease.

         "RESPONSIBLE EMPLOYEE" means, with respect to any Person, the Chairman, the President, any Vice President, the Controller or the Treasurer of such Person.

         "SCHEDULED AMORTIZATION" means, for any period, the sum (calculated without duplication) of all payments of principal of Indebtedness of Guarantor (other than Indebtedness under the Iron Mountain Credit Agreement) scheduled to be made during such period.

         "SCHEDULED PAYMENT DATE" means the Monthly Date occurring in each August, November, February and May.

         "SECURED OBLIGATIONS" is defined in SECTION 3 of the Intercreditor Agreement.

         "SECURITIES ACT" means the Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.

         "SECURITY DOCUMENTS" means the collective reference to each Mortgage and all other security documents now or hereafter delivered to the Lessor granting a Lien on any asset or assets of any Person to secure the obligations and liabilities of the Lessee under the Lease and the other Operative Documents.

         "SIGNIFICANT CASUALTY" means (a) a Casualty that results in an insurance settlement with respect to any Leased Asset on the basis of a total loss or constructive total loss or (b) a Casualty that in the reasonable judgment of the Lessor either (i) renders any Leased Asset permanently unsuitable for use as property of the type contemplated by the Lease or (ii) is such that (A) in the case of any Leased Asset for which the Lease Term has commenced, repair of such Leased Asset to substantially its condition as existed immediately prior to such Casualty would be impracticable or impossible to effect on or before the Expiration Date or (B) in the case of any Leased Asset during the Construction Period applicable thereto, completion of Construction of such Leased Asset for an amount not exceeding the relevant Maximum Lease Balance would be impracticable or impossible to effect on or before the relevant Outside Completion Date.

         "SIGNIFICANT CONDEMNATION" means (a) a Condemnation that involves a taking of all or substantially all of Lessor's interest in such Leased Asset, or
(b) a Condemnation that in the reasonable judgment of the Lessor either (i) renders any Leased Asset unsuitable for use as property of the type contemplated by the Lease or (ii) is such that (A) in the case of any Leased Asset for which the Lease Term has commenced, restoration of such Leased Asset (other than Land) to substantially its condition as existed immediately prior to such Condemnation would be impracticable or impossible to effect on or before the Expiration Date or (B) in the case of any Leased Asset during the Construction Period applicable thereto, completion of Construction of such Leased Asset for an amount not exceeding the relevant Maximum Lease Balance would be impracticable or impossible to effect on or before the relevant Outside Completion Date.

         "SOLVENT" means, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature and (d) such Person is not engaged in business or in a transaction, and is not about to engage in business or in a transaction, for which such Person's property would constitute unreasonably small capital.

         "STOCK CONSIDERATION" means, with respect to any Acquisition, the aggregate amount of consideration paid by Guarantor and its Subsidiaries in connection therewith consisting of Guarantor's common stock or with proceeds of the issuance of Guarantor's common stock within twelve months prior to the date of such Acquisition. For purposes hereof, the amount of Stock Consideration paid by Guarantor in respect of any Acquisition where the Stock Consideration consists of Guarantor's common stock shall be deemed to be equal to the fair market value of Guarantor's common stock so paid, determined in good faith by Guarantor at the time of such Acquisition.

         "SUBSIDIARY" means, with respect to any corporation (the "parent"), a corporation or partnership of which the parent, at the time in respect of which such term is used, owns directly, or controls with power to vote, indirectly through one or more Subsidiaries, shares of greater than fifty percent (50%) of its voting capital stock.

         "SUBSTANTIAL COMPLETION" means, with respect to any Property, such time as the conditions set forth in ARTICLE V of the Lease are satisfied for such Property.

         "SUBSTANTIAL COMPLETION FUNDING REQUEST" means a funding request substantially in the form of EXHIBIT A-3 to the Lease.

         "SUBSTITUTED PROPERTY" is defined in SECTION 26.1 of the Lease.

         "SUPPLEMENTAL RENT" means all amounts, liabilities and obligations (other than Base Rent) which Lessee assumes or agrees to pay to Lessor or any other Person under the Lease or under any of the other Operative Documents. Supplemental Rent shall include all amounts payable by the Lessor under any Ground Lease after the Lease Commencement Date for the relevant Leased Asset.

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         "SWAP COUNTERPARTY" means The Bank of Nova Scotia, in its capacity as provider of the Lessor Interest Rate Hedge.

         "SYNTHETIC LEASE" means a lease of property or assets designed to permit the lessee (i) to claim depreciation on such property or assets under U.S. tax law and (ii) to treat such lease as an operating lease or not to reflect the leased property or assets on the lessee's balance sheet under GAAP.

         "SYNTHETIC LEASE OBLIGATIONS" means, with respect to any Synthetic Lease, at any time, an amount equal to the higher of (x) the aggregate termination value or purchase price or similar payments in the nature of principal payable thereunder and (y) the then aggregate outstanding principal amount of the notes or other instruments issued by, and the amount of the equity investment, if any, in, the lessor under such Synthetic Lease.

         "TAXES" means all U.S. federal, state, local or foreign taxes, levies, fees, imposts, duties, charges, assessments or withholdings of any nature whatsoever including, without limitation, (i) real and personal property taxes, including personal property taxes on any property covered by the Lease that is classified by Governmental Authorities as personal property, and real estate or ad valorem taxes in the nature of property taxes; (ii) sales taxes, use taxes and other similar taxes (including rent taxes and intangibles taxes); (iii) any excise taxes; (iv) real estate transfer taxes, conveyance taxes, mortgage taxes, intangible taxes, stamp taxes and documentary recording taxes and fees; (v) taxes that are or are in the nature of franchise, income, value added, gross receipts, privilege and doing business taxes, license and registration fees; and
(vi) assessments on any Leased Asset, including all assessments for public improvements or benefits, whether or not such improvements are commenced or completed prior to the Expiration Date, and in each case all interest, additions to tax and penalties thereon.

         "TENANT IMPROVEMENTS" means, with respect to any Property other than a Construction Property, Improvements made or to be made to such Property by or on behalf of the Lessee after the acquisition thereof by the Lessor; PROVIDED that
(i) no more than $1,000,000 of Tenant Improvements may be made with respect to any Property and (ii) no more than $5,000,000 of Tenant Improvements may be made with respect to all Properties.

         "THRESHOLD AMOUNT" means, with respect to each Leased Asset, an amount that is (i) equal to or greater than 10% of the Lease Balance for such Leased Asset and (ii) greater than $500,000.

         "TITLE COMPANY" means, with respect to each Property, the Person designated in the Lease Supplement therefor.

         "TOTAL COMMITMENT" means an amount equal to the sum of the Commitments of the Lenders and the Equity Commitments of the Equity Participants.

         "TRANSACTION EXPENSES" means all costs and expenses incurred in connection with the preparation, execution and delivery of the Operative Documents and the transactions contemplated by the Operative Documents including:

                (a) the reasonable fees, out-of-pocket expenses and disbursements of counsel for each of the Lessor, the Collateral Agent, the Administrative Agent, the Equity Participants, the Lessee and the Guarantor (and, in the case of the Lessee and the Guarantor, the reasonable fees, out-of-pocket expenses and disbursements of independent public accountants) in negotiating the terms of the Operative Documents and the other transaction documents, preparing for the closing under, and rendering opinions in connection with, such transactions and in rendering other services customary for counsel representing parties to transactions of the types involved in the transactions contemplated by the Operative Documents; PROVIDED that such fees, expenses and disbursements of counsel shall be limited to one law firm acting on behalf of the Collateral Agent and the Administrative Agent and one law firm acting on behalf of the Equity Participants;

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                (b) the reasonable fees, out-of-pocket expenses and
disbursements of counsel for the Lessor, the Collateral Agent, the Administrative Agent, the Equity Participants and the Lenders in connection with
(1) any amendment, supplement, waiver or consent with respect to any Operative Documents (if requested or approved by the Lessee) PROVIDED that such fees, expenses and disbursements of counsel shall be limited to one law firm acting on behalf of the Collateral Agent, the Administrative Agent and the Lenders and one law firm acting on behalf of the Equity Participants; and (2) any enforcement of any rights or remedies against the Lessee or the Guarantor in respect of the Operative Documents;

                (c) any other reasonable fees (including arrangement fees allocated to the Leased Assets), out-of-pocket expenses, disbursements or costs of the Lessor, the Collateral Agent, the Administrative Agent, the Equity Participants and the Lenders payable to any such party pursuant to any of the Operative Documents;

                (d) any Taxes and fees incurred in recording, registering or filing any Operative Document or any other transaction document, any deed, declaration, mortgage, security agreement, notice or financing statement with any public office, registry or governmental agency in connection with the transactions contemplated by the Operative Documents;

                (e) any title fees, premiums and escrow costs and other expenses relating to title insurance and the closings contemplated by the Operative Documents;

                (f) any fees, costs, premiums or expenses incurred in connection with the purchase of any residual value insurance;

                (g) any expenses relating to an Environmental Audit; and

                (h) any expenses relating to an Appraisal.

         "TRUST AGREEMENT" means the Amended and Restated Declaration of Trust, dated as of May 22, 2001, entered into by the Trustee and the Equity Participants, as beneficiaries.

         "TRUST CERTIFICATE" means each certificate issued to an Equity Participant from time to time pursuant to the Trust Agreement.

         "TRUSTEE" means First Union National Bank, not in its individual capacity, except as expressly provided in the Operative Documents, but solely as the trustee under the Trust Agreement.

         "TRUSTEE FEE LETTER" means the letter agreement, dated April 10, 2001, among the Guarantor, the Lessee and the Trustee.

         "UCC FINANCING STATEMENTS" means UCC financing statements appropriately completed and executed for filing in the applicable jurisdiction in order to perfect the Lessor's interest under the Lease to the extent the Lease is a security agreement.

         "UNCONSOLIDATED EBITDA" means for any period, the sum (without duplication), determined for the Lessee on an unconsolidated basis, of (a) net income for such period PLUS (b) to the extent deducted in determining net income for such period, the sum of (i) depreciation and amortization (including deferred financing costs, organization costs, goodwill and non-compete amortization) for such period, (ii) other non-cash expenses for such period,
(iii) Interest Expense for such period, (iv) provision for income taxes for such period, (v) extraordinary, unusual or non-recurring charges or other items (including, without limitation, losses arising from any natural disasters) for such period determined in accordance with GAAP, (vi) non-compete expenses for such period to the extent not capitalized in accordance with GAAP

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and (vii) losses on sales of fixed assets not in the ordinary course of business for such period after giving effect to any related charges for, reductions of or provisions for taxes thereon minus (c) to the extent included in the calculation of net income for such period, the sum of (i) other income (including interest income) for such period, (ii) extraordinary, unusual or non-recurring gains or other items for such period determined in accordance with GAAP, and (iii) gains on sales of fixed assets not in the ordinary course of business for such period after giving effect to any related charges for, reduction of or provisions for taxes thereon.

         For the purposes of determining compliance with the covenant set forth in SECTION 11(a)(vi) of the Guaranty there may, at the Guarantor's option (such option to be consistently applied with respect to both the Guarantor and the Lessee and each transaction), be included in Unconsolidated EBITDA for any relevant period, on a PRO FORMA basis (adjusted to give effect to expenses that will not be ongoing), the net income (and the additions and subtractions thereto referred to above) for such period of any Person (or assets) acquired after the commencement of such period in connection with any Permitted Acquisition or any acquisition pursuant to SECTION 9.14(viii)(b) of the Iron Mountain Credit Agreement (as in effect on the date hereof without regard to any subsequent amendment, modification, waiver, supplement or termination of such credit agreement) having Acquisition Consideration, in the case of any such Permitted Acquisition, or an aggregate amount of consideration paid, in the case of such acquisition pursuant to such SECTION 9.14(viii)(b) of the Guaranty, of more than $500,000. The net income (and the related additions and subtractions) of the Person or assets acquired pursuant to such acquisition for such period shall be calculated by reference to the most recent available quarterly financial statements of the acquired business, annualized.

         "UNIFORM COMMERCIAL CODE" and "UCC" mean the Uniform Commercial Code as in effect in any applicable jurisdiction.

         "UNREIMBURSED PROPERTY COSTS" means, for any Construction Property, at any time, all expenditures made by the Construction Agent for the Construction of the Improvements for such Property for which the Construction Agent is entitled to be (but has not yet been) reimbursed by Lessor, as evidenced by a certificate from the Construction Agent in a form reasonably satisfactory to the Lessor (i) stating the total amount of such expenditures, the date or dates on which such expenditures were incurred, the name and address of each party to whom the expenditures were tendered, and such additional information as shall be requested by the Lessor and (ii) attaching true copies of unreimbursed invoices, receipted bills and other similar supporting documentation. The Lessor's good faith determination of the amount of Unreimbursed Property Costs shall be conclusive and binding, absent manifest error.

         "VOTING PERCENTAGE" means, with respect to (i) any Lender, an amount equal to (A) the Debt Credit Exposure multiplied by (B) the ratio of such Lender's outstanding Loans to the outstanding Loans of all of the Lenders (or, if no Loans are outstanding, the ratio of such Lender's Commitment to the Commitments of all of the Lenders) and (ii) any Equity Participant, an amount equal to (A) the Equity Credit Exposure multiplied by (B) the ratio of such Equity Participant's outstanding Equity Contribution to the outstanding Equity Contributions of all of the Equity Participants (or, if no Equity Contributions are outstanding, the ratio of such Equity Participant's Equity Commitment to the Equity Commitments of all of the Equity Participants).